UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                         MANAGEMENT INVESTMENT COMPANIES

                  Investment Company Act file number: 811-10399
                 ______________________________________________

                             HENDERSON GLOBAL FUNDS
 ______________________________________________________________________________
               (Exact name of registrant as specified in charter)

                      737 NORTH MICHIGAN AVENUE, SUITE 1700
                             CHICAGO, ILLINOIS 60611
 ______________________________________________________________________________
               (Address of principal executive offices)(Zip code)

(Name and Address of Agent for Service)                     Copy to:

       CHRISTOPHER K. YARBROUGH                        CATHY G. O'KELLY
 737 NORTH MICHIGAN AVENUE, SUITE 1700                 VEDDER PRICE P.C.
        CHICAGO, ILLINOIS 60611                     222 NORTH LASALLE STREET
                                                    CHICAGO, ILLINOIS 60601


       Registrant's telephone number, including area code: (312) 397-1122

Date of fiscal year end: July 31

Date of reporting period: January 31, 2008

Item 1: Report to Shareholders.


[LOGO: HENDERSON GLOBAL INVESTORS]

                                                          HENDERSON GLOBAL FUNDS

SEMI-ANNUAL REPORT
JANUARY 31, 2008

EUROPEAN FOCUS FUND
GLOBAL EQUITY INCOME FUND
GLOBAL OPPORTUNITIES FUND
GLOBAL TECHNOLOGY FUND
INTERNATIONAL OPPORTUNITIES FUND
JAPAN-ASIA FOCUS FUND
US FOCUS FUND
WORLDWIDE INCOME FUND

TABLE OF CONTENTS


LETTER TO SHAREHOLDERS ......................................................  1

EUROPEAN FOCUS FUND
Commentary ..................................................................  2
Performance summary .........................................................  3

GLOBAL EQUITY INCOME FUND
Commentary ..................................................................  4
Performance summary .........................................................  5

GLOBAL OPPORTUNITIES FUND
Commentary ..................................................................  6
Performance summary .........................................................  7

GLOBAL TECHNOLOGY FUND
Commentary ..................................................................  8
Performance summary .........................................................  9

INTERNATIONAL OPPORTUNITIES FUND
Commentary .................................................................. 10
Performance summary ......................................................... 11

JAPAN-ASIA FOCUS FUND
Commentary .................................................................. 12
Performance summary ......................................................... 13

US FOCUS FUND
Commentary .................................................................. 14
Performance summary ......................................................... 15

WORLDWIDE INCOME FUND
Commentary .................................................................. 16
Performance summary ......................................................... 17

PORTFOLIOS OF INVESTMENTS ................................................... 18
STATEMENT OF ASSETS AND LIABILITIES ......................................... 40
STATEMENT OF OPERATIONS ..................................................... 42
STATEMENTS OF CHANGES IN NET ASSETS ......................................... 44
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY .............................. 52
FINANCIAL HIGHLIGHTS ........................................................ 60
NOTES TO FINANCIAL STATEMENTS ............................................... 68
OTHER INFORMATION ........................................................... 76
TRUSTEES AND OFFICERS ....................................................... 78


International investing involves certain risks and increased volatility not associated with investing solely in the US. These risks include currency fluctuations, economic or financial instability, lack of timely or reliable financial information or unfavorable political or legal developments The Funds may invest in securities issued by smaller companies, which typically involves greater risk than investing in larger companies. Also, the Funds may invest in limited geographic areas and/or sectors which may result in greater market volatility. In addition, the Japan-Asia Focus Fund, the Global Opportunities Fund and the Global Equity Income Fund are non-diversified meaning they may invest in a smaller number of issuers. As such, investing in these Funds may involve greater risk and volatility than investing in more diversified funds.

The Worldwide Income Fund invests in high yield, lower rated (junk) bonds which involve a greater degree of risk than investment grade bonds in return for higher yield potential. As such, securities rated below investment grade generally entail greater credit, market, issuer and liquidity risk than investment grade securities. Moreover, the Fund is subject to interest rate risk which is the risk that debt securities in the Fund's portfolio will decline in value because of increases in market interest rates.

Concentration in the technology field will subject the Global Technology Fund to the risks associated with investing directly in that field (e.g. regulatory or technological change), which may significantly impact the Global Technology Fund's performance.

The views in this report were those of the Fund managers as of January 31, 2008, and may not reflect the views of the managers on the date this report is first published or anytime thereafter. These views are intended to assist shareholders of the Funds in understanding their investment in the Funds and do not constitute investment advice.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS
                                                          LETTER TO SHAREHOLDERS

Dear fellow shareholder,


We are pleased to provide the semi-annual report for the Henderson Global Funds, which covers the six months ended January 31, 2008.

Over the period, markets around the world have been volatile and unsettled. In the second half of 2007, global economic growth was hindered by a continuing recession in the US housing market, a credit squeeze and higher oil prices. Global growth in 2008 is expected to be weak as continued sub-trend growth in the US is accompanied by a slowdown in the rest of the world. Emerging economies may be a relatively bright spot, as growth could remain strong by historical standards, but they will probably not be completely immune to the slowdown.

Looking forward, we believe equity markets are likely to remain volatile in the short term and could fall further if US interest rate cuts and the economic stimulus package fail to support economic growth. However, if the US manages to avoid a recession in 2008, the outlook for 2009 could be brighter. If that is the case, equities may return to levels seen at the start of the year, since modest output growth and lower interest rates have previously been a positive combination for equity markets. Additionally, the speed of the decline in equity markets in the fourth quarter of 2007 and January 2008 caused them to become considerably oversold. We believe this has created a favorable environment for our flexible bottom-up stock picking investment approach, which can be utilized to seek investment opportunities even in slow-growing markets.

On February 11, we reopened the Henderson European Focus Fund, which had been closed to new investors since August 1, 2007. Portfolio manager Stephen Peak believes the current market environment will enable him to utilize the Fund's flexible investment approach while allowing new investors into the Fund. Beyond this, Stephen feels that recent market events have created attractive stock picking opportunities, and we would like to provide new shareholders with the opportunity to participate in these ideas. Potential new inflows may also create additional cash in the Fund to help Stephen manage any further market volatility, which we believe would be a benefit to both existing and new shareholders.

In these uncertain times, we believe our best strategy is to continue our unwavering focus on finding attractive global investment opportunities and bringing them to your portfolios. Thank you for investing in the Henderson Global Funds. We appreciate your trust and support in our Funds and look forward to serving your financial needs in the years to come.

/s/ Sean Dranfield

Sean Dranfield
President, Henderson Global Funds

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
EUROPEAN FOCUS FUND

Global equity markets have experienced a volatile few months, predicated on concerns of a hard landing in the US and contagion to the rest of the world. The US authorities have acted quickly to revive the economy via aggressive cuts in the Federal Funds Rate and the announcement of a $145 billion fiscal stimulus package. Surveys of this marked sector in Europe are beginning to show signs of weakness, increasing pressure on the European Central Bank (ECB) to cut interest rates. However, with inflation above target and robust demand for European exports from emerging economies, we may have to wait a little longer. The outlook is somewhat worse for the UK due to a slowing housing market, weakness in the manufacturing sector and waning consumer confidence.

The worsened macroeconomic outlook and increased likelihood of interest rate cuts led us to initiate Euro and Sterling currency hedges. We believe that both currencies are overvalued relative to the Dollar and are likely to come under pressure.

European equity markets posted negative returns over the reporting period, led by Financials and cyclical stocks. This weakness was worsened by disappointing results from retailers and a host of broker and rating agency downgrades. The Federal Reserve's interest rate cuts helped lift sentiment at the end of the period and stocks posted something of a rally as a result.

A number of our holdings in the Materials sector performed strongly. Strong gold prices and resource upgrades provided a strong tail wind to diversified miner European Goldfields and gold miner Centamin. Irish building materials company, CRH also performed well. We bought into the stock at the end of 2007 as we felt the stock had been overly sold off due to its exposure to US construction. But of this exposure, the bulk is in civil and commercial construction and only a small portion of its revenues (less than 8%) are concentrated in the new build area of the residential market which are of greatest concern. The stock bounced strongly in January following strong results and announced a share buyback program.

In relative performance terms, we benefited from a significant underweight position in Financials. Gulf Finance was the standout performer in the sector. The company specializes in financing infrastructure projects in the Middle East, an area of huge growth potential. The company reported strong earnings during the month of January and the shares reacted positively. In spite of the move, we still believe the shares are attractively valued, and a high dividend gives us further comfort.

Cyclical areas of the market have been particularly impacted by the recent volatility in the market. Our holdings in the Industrials and Consumer Discretionary sectors were hurt as a result. UK retailers Debenhams and Sports Direct were sold off due to declining consumer confidence. Sports Direct's woes were compounded by the news that the England soccer team had failed to qualify for the European Championships, which is likely to have a significant impact on sales. The Industrials sector had a negative effect on performance, due in part to negative returns from plastic pipe manufacturer Wavin, which lowered its revenue guidance for the current fiscal year. We continue to believe that the company is poised to deliver strong growth due to its exposure to the recovering German market and its rapidly growing Eastern European division.

Defensive areas such as Consumer Staples, Health Care and Utilities have outperformed of late as investors have sought to mitigate risk in stocks with high cash flow generation and relatively positive earnings outlooks. Looking back to 2002 when the Fund posted positive returns in a very difficult (down) market, part of this was attributable to a significant position in Tobacco stocks. Again, the attractiveness of these stocks in difficult market conditions was evident, the difference being that in 2002 these stocks were still attractive from a valuation standpoint, and we could see upside from a share price perspective. Today the defensive nature of these stocks has been fully recognized by the market, and we believe upside is extremely limited.

So where are we finding opportunities? Interestingly, the areas where intrigue is greatest are those where the market is most negative. Certain areas of the market appear to have been sold off indiscriminately, particularly those with exposure to the problem areas of housing, consumer spending and credit. However, we believe certain companies within these areas are well run, have strong balance sheets and have historically performed well in difficult markets. While we believe markets may worsen over the coming months, it seems that the market has already factored this into share prices. For many shares, the market is factoring in the blackest of outcomes - if the reality is merely dark grey, these shares have the potential to outperform.

We expect markets to remain volatile in the near term, as the prospect of a consumer-led recession in the US affects investor sentiment and sell-side analysts' earnings estimates are revised downwards to reflect the economic outlook. This volatility is likely to continue to present opportunities to buy stocks at attractive valuations and therefore creates a very interesting environment for stock-picking. We are excited that the Fund has reopened to new investors; we believe this may give us additional firepower to exploit these potential opportunities.


-------------------------------------------------
     EUROPEAN FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                                  AS A PERCENTAGE
     SECURITY                       OF NET ASSETS
-------------------------------------------------
     CENTAMIN EGYPT, LTD.               3.4%
     OAO GAZPROM, ADS                   3.2
     TEMENOS GROUP AG                   3.1
     LUNDIN PETROLEUM AB                2.9
     GULF FINANCE HOUSE E.C.            2.8
     ARCELORMITTAL                      2.8
     XSTRATA PLC                        2.7
     KINGDOM HOTEL
      INVESTMENTS                       2.6
     AKZO NOBEL N.V.                    2.5
     TURKIYE HALK BANKASI A.S.          2.4
-------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
EUROPEAN FOCUS FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United Kingdom                  30.1%
Netherlands                      8.7
Germany                          7.7
France                           5.9
Switzerland                      5.7
Canada                           4.2
Other                           37.7

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Materials                       28.5%
Financials                      22.2
Energy                          13.9
Consumer Discretionary          11.4
Industrials                      9.7
Information Technology           7.1
Other                            7.2

Line chart:
INVESTMENT COMPARISON
Value of $10,000

European Focus Fund Class A w/out sales charge - $46,710
European Focus Fund Class A w/sales charge - $44,038
MSCI Europe Index - $20,752

         European Focus Fund Class A        European Focus Fund Class A
             w/out sales charge                   w/sales charge                    MSCI Europe Index
8/31/01             10000                               9425                              10000
                     9910                               9340                               9002
                    10960                              10330                               9288
                    12120                              11423                               9661
                    12250                              11546                               9908
                    12110                              11414                               9391
                    12450                              11734                               9390
                    12980                              12234                               9902
                    13080                              12328                               9834
                    13280                              12516                               9816
                    12850                              12111                               9479
                    11610                              10942                               8426
                    11890                              11206                               8426
                    10610                              10000                               7318
                    11580                              10914                               8026
                    12520                              11800                               8420
                    12524                              11804                               8115
1/31/03             12353                              11643                               7732
                    11891                              11207                               7480
                    11700                              11027                               7372
                    13469                              12694                               8379
                    14665                              13822                               8932
                    15007                              14144                               9024
                    15549                              14655                               9209
                    16142                              15214                               9193
                    16786                              15820                               9381
                    17821                              16796                              10009
                    18650                              17577                              10436
                    20277                              19111                              11292
1/31/04             21819                              20565                              11426
                    23267                              21929                              11762
                    22696                              21391                              11398
                    22686                              21381                              11317
                    22485                              21192                              11495
                    23299                              21959                              11675
                    22062                              20794                              11355
                    21904                              20644                              11365
                    23193                              21859                              11820
                    24165                              22776                              12248
                    26072                              24573                              13150
                    27901                              26296                              13707
1/31/05             28252                              26628                              13455
                    29858                              28141                              14130
                    29284                              27600                              13779
                    28006                              26396                              13451
                    26822                              25280                              13518
                    27936                              26329                              13710
                    29659                              27954                              14211
                    30714                              28948                              14426
                    30726                              28959                              14776
                    29483                              27788                              14312
                    30420                              28671                              14559
                    31858                              30026                              15074
1/31/06             34457                              32476                              16061
                    35195                              33171                              16072
                    36532                              34431                              16703
                    39444                              37176                              17575
                    37282                              35138                              17120
                    36744                              34631                              17183
                    36694                              34584                              17448
                    37857                              35680                              18003
                    38144                              35951                              18158
                    40344                              38024                              18938
                    42593                              40144                              19616
                    44821                              42244                              20246
1/31/07             45538                              42920                              20368
                    45808                              43175                              20294
                    47743                              44997                              21039
                    49812                              46948                              22426
                    50718                              47802                              22861
                    50907                              47980                              22865
                    50096                              47215                              22380
                    48784                              45979                              22137
                    51597                              48630                              23259
                    54356                              51231                              24345
                    50542                              47636                              23571
                    50512                              47607                              23158
1/31/08             46710                              44038                              20752

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                                 SINCE
                                      NASDAQ                     SIX       ONE         THREE        FIVE       INCEPTION
AT NAV                                SYMBOL       CLASS       MONTHS      YEAR        YEARS*      YEARS*     (8/31/01)*
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEAX       Class A     -6.63%      2.71%       18.32%      30.51%       27.15%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFEBX       Class B     -6.98       1.93        17.45       29.57        26.23
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund          HFECX       Class C     -6.98       1.93        17.45       29.57        26.23
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                      Class A    -12.00%     -3.18%       16.00%      28.97%       25.99%
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                      Class B    -11.98      -2.07        16.72       29.50        26.23
------------------------------------------------------------------------------------------------------------------------
Henderson European Focus Fund                      Class C     -7.98       1.93        17.45       29.57        26.23
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI Europe Index                                              -7.31%      1.86%       15.53%      21.82%       12.05%
------------------------------------------------------------------------------------------------------------------------
* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.54%, 2.29%, and 2.29% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.53%, 2.28% and 2.28% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index.
The MSCI Europe Index is a market capitalization weighted index of approximately
500 stocks traded in 16 European markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL EQUITY INCOME FUND

The second half of 2007 saw equity markets globally affected by the on-going problems in US mortgage-backed securities. The impact of the credit crunch was initially confined to house builders and financial institutions, but as the year drew to a close, global markets became increasingly concerned about its effects on economic growth in the US and the rest of the world. These worries have continued into 2008 and investors are faced with the prospect of an uncertain period in the equity markets.

Against this background, the Fund has continued to follow its strategy of focusing on dividend paying companies that we believe have strong balance sheet positions and that are well managed. The Fund returned -1.73% (Class A shares at NAV) during the period versus the benchmark, the MSI World Index, which posted a return of -5.48%. During the second half of 2007, we bought companies with good revenue visibility and had overweight positions versus the MSCI World Index in tobacco, utilities and telecom stocks. In the Telecoms sector, we have positions in Taiwan Cellular, Australian telecom Telstra, and O2 (Telefonica Czech Republic), which are all leading providers in their respective markets. All of these holdings allowed us to mitigate risk from regulatory and competitive trends across a number of different markets.

The Fund's geographic exposure will vary throughout 2008 dependent on yield opportunities in different markets at different times of the year. At the start of 2008, the Fund was invested 42% in the UK (although half of the British Pound exposure against the US Dollar was hedged), 15% in the US, 11% in Asia, and 11% in Continental Europe. The exposure to Continental Europe is likely to increase as we position the Fund for the European dividend season, as historically a significant proportion of European companies have paid annual dividends in April, May and June. We have maintained a low exposure to the Financial sector because of the US sub-prime issues. However, we have started to build holdings in this area given attractive valuations and the interest rate cuts that have improved conditions in the sector. Further purchase in this area will depend upon our confidence in the sustainability of dividend from banks.

In the current environment it is difficult to predict the outlook for the year ahead, as much will be dependent on government and central bank responses to the threat of slowing growth against a backdrop of inflationary pressures. We can say that we believe the majority of companies we invest in have sound financial positions, good cash flows, and attractive income yields versus the long bond, which are characteristics we believe, underpin their valuations. There are also signs that governments and central banks are acting to stimulate their economies, which has often been a good sign for equity markets historically. We are finding a wide range of investment opportunities around the world that may allow us to achieve the Fund's primary objective of delivering income to our investors, without compromising the ability to stock pick companies that could also be poised to provide capital growth. We are confident about achieving these goals in 2008.


--------------------------------------------
  GLOBAL EQUITY INCOME FUND
  TOP 10 LONG-TERM HOLDINGS

                             AS A PERCENTAGE
  SECURITY                     OF NET ASSETS
--------------------------------------------
  SCOTTISH & SOUTHERN
      ENERGY PLC                    3.8%
  LLOYDS TSB GROUP PLC              3.2
  GLAXOSMITHKLINE PLC               2.9
  ATMOS ENERGY CORP.                2.8
  KOREA EXCHANGE BANK               2.6
  REYNOLDS AMERICAN, INC.           2.5
  TELECOM CORPORATION OF
      NEW ZEALAND, LTD.             2.5
  PROGRESS ENERGY, INC.             2.5
  COMPASS GROUP PLC                 2.5
  TELSTRA CORP., LTD.               2.5
--------------------------------------------

HENDERSON GLOBAL FUNDS

                                                             PERFORMANCE SUMMARY

GLOBAL EQUITY INCOME FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United Kingdom                  42.8%
United States                   16.7
Australia                        6.1
Germany                          5.2
Taiwan                           3.3
Finland                          3.1
Other                           22.8

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                      22.1%
Telecommunication Service       15.5
Consumer Discretionary          14.2
Utilities                       11.9
Consumer Staples                10.4
Energy                           7.8
Other                           18.1

Line chart:
INVESTMENT COMPARISON
Value of $10,000

Global Equity Income Fund Class A w/out sales charge - $10,877
Global Equity Income Fund Class A w/sales charge - $10,252
MSCI World Index - $10,330

                     Global Equity Income Fund                                             Global Equity Income Fund
                    Class A w/out sales charge              MSCI World Index                Class A w/sales charge
11/30/06                       10000                              10000                               9425
                               10230                              10206                               9642
1/31/07                        10300                              10328                               9708
                               10250                              10279                               9661
                               10600                              10471                               9991
                               11120                              10939                              10481
                               11393                              11256                              10738
                               11313                              11173                              10663
7/31/07                        11068                              10928                              10432
                               11332                              10925                              10680
                               11801                              11448                              11123
                               12208                              11802                              11506
                               11806                              11325                              11127
                               11634                              11183                              10965
1/31/08                        10877                              10330                              10252

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                                SINCE
                                           NASDAQ                             SIX              ONE            INCEPTION
AT NAV                                     SYMBOL        CLASS              MONTHS             YEAR           (11/30/06)*
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                HFQAX       Class A             -1.73%             5.60%            7.47%
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                HFQCX       Class C             -2.07              4.79             6.67
-------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                            Class A             -7.38%            -0.49%            2.16%
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Equity Fund                            Class C             -3.08              4.79             6.67
-------------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------------
MSCI World Index                                                            -5.48%             0.02%            2.82%
-------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 1.86% and 2.61%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses do not exceed 1.40% and 2.15% for Class A and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from November 30, 2006 to July 31, 2007 for Class A and C shares are 1.40% and
2.15% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index.
The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL OPPORTUNITIES FUND

During the second half of 2007, global equity markets were subjected to the issues of the US sub-prime fallout and the lack of liquidity that followed. The downward shift has been broad-based, with no sector or region immune to events. Areas of the market that had been considered safe havens in the latter stages of last year, such as technology and growth stocks, have been hit more recently. In short, almost no area of the market has escaped unscathed. Over the period, the Global Opportunities Fund returned -4.51% (Class A shares at NAV) versus the benchmark, MSCI World Index, which returned -5.48%.

Many investors have taken a negative view of mergers and acquisitions (M&A) deals, with even apparently secure situations being marked down, sometimes severely. As a result, the market conditions for the US Equity Special Situations sub-portfolio deteriorated. The portfolio manager replaced stocks that may be vulnerable in these circumstances with new positions that typically are less reliant on credit finance availability and on the risk appetite of the corporate sector. The Fund reduced the exposure to this sub-portfolio, while increasing the US Equity Fundamental sub-portfolio, which exhibits a more defensive bias.

The European sub-portfolio continued to perform relatively well. The portfolio consists mainly of quality companies with defensive earnings streams. In the short run even these assets have not been immune to the downdraft that has swept across markets, but in the medium term we anticipate their underlying characteristics to be reflected in performance.

In Asia, the stock picks have generally been valuation-driven, and we believe this has provided a degree of risk mitigation in the market pull-back. Asian markets continue to offer many growth prospects, and the recent setback has left some high quality assets trading on appealing valuations. We believe Japan continues to offer considerable value, although the spark that may attract new buying interest remains elusive.

Currency shifts have generally been helpful to returns in recent years, and continued in early 2008. That said, we have recently moved, in an attempt to insulate, investors' capital and sought to hedge some of the Fund's exposure to the British pound (GBP). A combination of circumstances, including a large current account deficit, weak fiscal position and falling interest rates, suggest that the GBP may be entering a period of weakness. We have also hedged a portion of the Fund's Euro exposure on the basis that the slowdown in global growth may affect European outlook in due course and potentially cause a change in European Central Bank interest rate policy.

In the short run, we believe, the market environment is likely to be characterized by uncertainty regarding the economic outlook, continued concerns about specific `event risk' and a further readjustment of portfolios based on risk exposures rather than fundamental judgments. It is likely that this will entail a certain amount of volatility, and we have positioned the Fund more defensively as a result. We continue to believe that the medium term performance of the Fund should be dictated by the quality of the stock picks made by our managers. The valuation and growth prospects of the current holdings of the Fund lead us to believe the Fund may be positioned for continued progress over the medium term.


------------------------------------------------
     GLOBAL OPPORTUNITIES FUND
     TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
     SECURITY                      OF NET ASSETS
------------------------------------------------
     CARNIVAL PLC                      3.5%
     CRH PLC                           3.3
     ZURICH FINANCIAL
      SERVICES AG                      3.2
     DEMAG CRANES AG                   3.1
     PUBLIC POWER CORP. S.A.           3.1
     FORTIS                            3.0
     DEUTSCHE POST AG                  3.0
     COMPAGNIE FINANCIERE
      RICHEMONT AG                     2.9
     FRESENIUS AG                      2.7
     TELEFONICA S.A.                   2.7
------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
GLOBAL OPPORTUNITIES FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United States                   32.1%
United Kingdom                  11.9
Germany                         11.3
Japan                            9.2
Switzerland                      7.5
Canada                           4.4
Other                           23.6

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                      19.0%
Industrials                     15.1
Consumer Discretionary          13.1
Materials                       11.0
Information Technology          10.8
Telecommunication Service        8.1
Other                           22.9

Line chart:
INVESTMENT COMPARISON
Value of $10,000
Global Opportunities Fund Class A w/out sales charge - $10,895
Global Opportunities Fund Class A w/sales charge - $10,269
MSCI World Index - $10,330

                    Global Opportunities Fund                                              Global Opportunities Fund
                    Class A w/out sales charge              MSCI World Index                Class A w/sales charge
11/30/06                       10000                              10000                               9425
                               10300                              10206                               9708
1/31/07                        10430                              10328                               9830
                               10530                              10279                               9925
                               10720                              10471                              10104
                               11120                              10939                              10481
                               11700                              11256                              11027
                               11550                              11173                              10886
7/31/07                        11410                              10928                              10754
                               11320                              10925                              10669
                               11840                              11448                              11159
                               12490                              11802                              11772
                               12040                              11325                              11348
                               11923                              11183                              11238
1/31/08                        10895                              10330                              10269

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                                SINCE
                                           NASDAQ                             SIX              ONE            INCEPTION
AT NAV                                     SYMBOL        CLASS              MONTHS            YEAR           (11/30/06)*
------------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund         HFPAX       Class A             -4.51%             4.46%            7.62%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund         HFPCX       Class C             -4.86              5.28             8.26
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                     Class A            -10.03%            -1.58%            2.30%
------------------------------------------------------------------------------------------------------------------------
Henderson Global Opportunities Fund                     Class C             -5.86              5.28             8.26
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
MSCI World Index                                                            -5.48%             0.02%            2.82%
------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in its initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A and C shares are 13.40% and 14.15%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.95% and 2.70% for Class A and C shares, which is in effect until July 31, 2020. The Fund's audited net expense ratios based on the fiscal year from November 30, 2006 to July 31, 2007 for Class A and C shares are
1.95% and 2.70% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during periods shown. Absent these waivers, results would have been less favorable. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index.
The MSCI World Index is a free float-adjusted market capitalization index that is designed to measure global developed market equity performance. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
GLOBAL TECHNOLOGY FUND

Global technology markets have experienced a volatile six months. The period began strongly, thanks to a largely solid start to the reporting season, with particular strength from sector heavyweights such as Apple, Microsoft and Google. However, following eight consecutive months of positive returns, the technology sector corrected sharply in November. The catalyst for the fall was quarterly results from broadband equipment manufacturer, Cisco Systems. While the results were largely positive, weaker than expected enterprise revenues and the company's failure to raise its earnings guidance were interpreted as heralding a slowdown in US business spending. Volatility continued into the New Year, on concerns of a hard landing in the US and contagion to the rest of the world. Against this backdrop, many technology stocks have been sold off aggressively as many investors have sought to take profits in one of last year's best-performing sectors and rotated into more defensive areas.

In such a broad market sell-off and general reduction of risk appetite by investors, the Fund ended the period in negative territory. However we were able to mitigate the losses through stock selection and finished ahead of the MSCI AC World IT Index. This can be attributed largely to strong returns from our holding in the internet sector. The biggest negative came from the Computers & Peripherals space, which was sold off as a result of its exposure to US corporate spending.

Within the internet sector, online travel agent, Priceline.com was particularly strong. The majority of the company's profits come from the fragmented and under-penetrated European market. The company has been able to gain considerable share here and was able to beat analysts forecasts as a result. Dutch online printing and design company Vistaprint also impressed. The company reported earnings growth of 35%, driven by international growth and strategic partnerships.

In light of increased macroeconomic risks, we have made a few changes to the portfolio. We have been increasing exposure to companies operating in niche areas with stable cash flows, which we believe should hold up relatively well in difficult markets. We have reduced holdings in stocks with significant exposure to the US consumer.

We have been adding to Autonomy, a UK company that has a 90% market share in the `unstructured search' market. The company may be distinctly positioned to benefit from this area of growth and the tightening of compliance regulations following the sub-prime crisis. We also increased our position in IBM as we believe it is attractively valued and its recurring revenue streams should support the share price amid volatile market conditions. We sold storage company EMC, and PC maker Dell because of their exposure to US corporate spending.

We have become increasingly attracted to the alternative energy space due to increasing global demand for energy, high oil prices and heightened awareness of climate change. New holdings in this space include wind turbine manufacturer Vestas and solar panel maker, Suntech Power. Suntech performed particularly well during the period. The company reported exceptional third quarter results, as it continued to benefit from growth in the industry and its low cost base.

We expect markets to remain volatile in the near term, as the prospect of a consumer-led recession in the US affects investor sentiment and sell-side analysts' earnings estimates are revised downwards to reflect the economic outlook. However, recent market weakness has presented a number of potential opportunities to buy stocks at attractive valuations. We believe the key mid-term to long-term drivers for technology remain in place, namely emerging market demand and strong product cycles for both consumer and corporate applications.


------------------------------------------------
     GLOBAL TECHNOLOGY FUND
     TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
     SECURITY                      OF NET ASSETS
------------------------------------------------
     INTERNATIONAL BUSINESS
      MACHINES CORP.                    4.9%
     NOKIA OYJ                          3.9
     MICROSOFT CORP.                    3.4
     QUALCOMM, INC.                     3.4
     TESSERA TECHNOLOGIES, INC.         3.2
     AUTONOMY CORP. PLC                 3.2
     AUTOMATIC DATA
      PROCESSING, INC.                  3.0
     ORACLE CORP.                       3.0
     VISTAPRINT, LTD.                   2.9
     NINTENDO CO., LTD.                 2.9
------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
GLOBAL TECHNOLOGY FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United States                   64.9%
United Kingdom                   7.6
Netherlands                      4.6
Korea                            4.4
China                            4.4
Finland                          4.2
Other                            9.9

PORTFOLIO COMPOSITION BY INDUSTRY
(AS A % OF LONG-TERM INVESTMENTS)
Software                        25.3%
Semiconductors & Semi Equipment 18.2
Computers & Peripherals         13.1
Communications Equipment         9.5
Internet Software & Services     9.2
Household Durables               4.6
Other                           20.1

Line Chart:
INVESTMENT COMPARISON
Value of $10,000
Global Technology Fund Class A w/out sales charge - $16,446
Global Technology Fund Class A w/sales charge - $15,496
MSCI AC World IT Index - $12,455
S&P 500 Index - $13,626

                Global Technology Fund       Global Technology Fund
                     Class A w/out               Class A w/sales                  S&P 500                       MSCI AC
                     sales charge                    charge                        Index                    World IT Index
8/31/01                  10000                         9425                        10000                         10000
                          7850                         7399                         9192                          8223
                          8980                         8464                         9368                          9555
                         10690                        10075                        10086                         11151
                         11040                        10405                        10175                         11045
                         10910                        10283                        10026                         10966
                          9660                         9105                         9833                          9829
                         10480                         9877                        10202                         10463
                          9480                         8935                         9584                          9293
                          8940                         8426                         9513                          8908
                          8140                         7672                         8836                          7876
                          7360                         6937                         8148                          7129
                          6930                         6532                         8201                          7042
                          5920                         5580                         7309                          5825
                          6900                         6503                         7952                          6952
                          7890                         7436                         8421                          8058
                          6918                         6520                         7926                          6895
1/31/03                   6989                         6587                         7718                          6802
                          6969                         6568                         7602                          6864
                          6878                         6482                         7676                          6741
                          7464                         7035                         8308                          7380
                          8395                         7912                         8746                          8020
                          8810                         8303                         8858                          8099
                          9669                         9113                         9014                          8626
                         10266                         9676                         9190                          9199
                         10104                         9523                         9093                          9135
                         10873                        10248                         9607                          9948
                         11055                        10419                         9692                         10002
                         11237                        10591                        10200                         10222
1/31/04                  11894                        11211                        10387                         10798
                         12077                        11382                        10532                         10571
                         11925                        11239                        10373                         10413
                         11278                        10629                        10210                          9794
                         11632                        10963                        10350                         10055
                         12036                        11344                        10550                         10312
                         10661                        10048                        10201                          9399
                         10135                         9552                        10242                          9044
                         10782                        10162                        10353                          9285
                         11540                        10877                        10511                          9720
                         12376                        11665                        10937                         10217
                         12792                        12057                        11309                         10535
1/31/05                  12099                        11403                        11033                         10039
                         12110                        11413                        11264                         10185
                         11811                        11132                        11065                          9893
                         11277                        10629                        10855                          9511
                         12216                        11514                        11200                         10160
                         11822                        11142                        11216                         10055
                         12462                        11745                        11633                         10514
                         12590                        11866                        11527                         10486
                         12867                        12127                        11620                         10685
                         12579                        11856                        11428                         10404
                         13470                        12695                        11862                         11188
                         13784                        12991                        11866                         11278
1/31/06                  14779                        13929                        12180                         11753
                         14714                        13868                        12213                         11519
                         15374                        14490                        12366                         11803
                         15666                        14765                        12531                         11859
                         14390                        13562                        12171                         11023
                         14011                        13205                        12188                         10854
                         13189                        12430                        12263                         10485
                         13600                        12818                        12555                         11230
                         14033                        13226                        12879                         11598
                         14465                        13634                        13299                         11953
                         15179                        14307                        13551                         12402
                         15212                        14337                        13741                         12391
1/31/07                  15493                        14602                        13949                         12460
                         15450                        14561                        13675                         12212
                         15677                        14776                        13828                         12281
                         16326                        15387                        14441                         12899
                         17386                        16387                        14945                         13307
                         17798                        16774                        14697                         13582
                         17776                        16754                        14241                         13599
                         18122                        17080                        14455                         13856
                         19107                        18008                        14996                         14437
                         20124                        18967                        14997                         15188
                         18901                        17814                        14998                         14114
                         18699                        17624                        14999                         14145
1/31/08                  16446                        15496                        13626                         12455

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                                 SINCE
                                      NASDAQ                    SIX         ONE         THREE        FIVE      INCEPTION
AT NAV                                SYMBOL       CLASS      MONTHS        YEAR        YEARS*      YEARS*     (8/31/01)*
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGAX       Class A     -7.48%       6.15%       10.77%      18.67%        8.06%
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGBX       Class B     -7.80        5.37         9.94       17.82         7.33
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund       HFGCX       Class C     -7.81        5.31         9.94       17.76         7.28
-------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                   Class A    -12.79%       0.07%        8.62%      17.28%        7.06%
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                   Class B    -12.80        1.37         9.11       17.72         7.33
-------------------------------------------------------------------------------------------------------------------------
Henderson Global Technology Fund                   Class C     -8.81        5.31         9.94       17.76         7.28
-------------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------------
MSCI AC World IT Index                                         -8.18%      -0.04%        7.45%      12.86%        3.48%
-------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                  -4.32       -2.31         7.28       12.04         4.94
-------------------------------------------------------------------------------------------------------------------------
* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.87%, 2.62%, and 2.62% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.87%, 2.62% and 2.62% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index and an industry focused index. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held common stocks. The MSCI AC World Info Tech Index is a free float-adjusted market capitalization index designed to measure equity market performance in the global developed and emerging markets, the index is comprised of 49 developed and emerging market country indices. The Fund is professionally managed while the Indices are unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
INTERNATIONAL OPPORTUNITIES FUND

Over the period international equity indices held up reasonably well until December, when they fell sharply. Equity markets were affected by the issues surrounding US sub-prime problems and the subsequent credit crunch that followed. There was an abrupt halt to the mergers and acquisitions (M&A) boom and equity markets remained volatile for the rest of the year. The US Federal Reserve cut its discount rate in September and twice in January, which has helped spur the belief that central banks could continue to support economic activity, if needed. Over the period, the International Opportunities Fund returned -6.29% (Class A shares at NAV) versus the benchmark's, the MSCI EAFE Index, return of -7.43%.

The Fund has seen little material change in sector or regional allocation. The Fund continues to be overweight Information Technology where we believe we have identified a number of companies with strong market positions and growing end-markets. The Fund is also overweight European industrials which could benefit from continued export growth to the Middle East and Asia. Due to a lack of compelling bottom-up stock ideas, the Fund remains underweight in both the Consumer Staples and Health Care sectors. The Fund is significantly overweight Asia Pacific and emerging economies and remains underweight the rest of the world. We believe this emphasis has made a positive contribution to performance.

Positive performance over the period was led generally by the Fund's holdings in the two European sub-portfolios in a number of different sectors and countries, such as: UK mining company Xstrata, German chemicals manufacturer Bayer and Russian oil company Gazprom. In Europe, we currently believe the areas most interesting are those where the market is most negative. Certain areas of the market appear to have been sold off indiscriminately, particularly those with exposure to the problem areas of housing, consumer spending and credit. However, we believe certain companies within these areas are well run, have strong balance sheets and currently have reasonable valuations.

The Fund's overweight exposure to Japanese financials has been a drag on performance with Sumitomo Mitsui Bank continuing to disappoint. We remain optimistic in this area as we believe that many Japanese financials offer potential for growth opportunities and have been trading at a discount to their global peers.

Towards the end of the period, the portfolio management teams of the Fund placed a hedge against the British Pound and the Euro. We believe that the UK economy is likely to move in a broadly similar fashion to the US: it has a large current account deficit, high budget deficit and, now, falling interest rates. While the British Pound has held up very well until recently, it may be entering a period of weakness. With regards to the Euro, we think that, fundamentally, the Euro is overvalued versus the US dollar. Until now, European Central Bank (ECB) has been keeping the interest rates high, and they may start to ease off that position in the next few months. If that is the case, we believe the ECB interest rate could come down earlier than most were anticipating. Under that scenario (1 year), there could be a little weakness of the Euro versus the US dollar for the short-term.

Global economic growth in 2008 is expected to be the weakest in five years as continued sub-trend growth in the US is accompanied by a slowdown in the rest of the world. This is the likely result of past tightening of monetary policies and recent disruption in credit and money markets. Although growth in emerging markets may remain strong by historical standards, they will not be completely immune to the slowdown. With this background, the recent volatile stock markets have, in some cases, created attractive investment opportunities for bottom-up stock pickers.


     INTERNATIONAL OPPORTUNITIES FUND
     TOP 10 LONG-TERM HOLDINGS

------------------------------------------------
                                 AS A PERCENTAGE
     SECURITY                      OF NET ASSETS
------------------------------------------------
     XSTRATA PLC                       3.4%
     AKZO NOBEL N.V.                   3.1
     CONTINENTAL AG                    2.6
     CAPITA GROUP PLC                  2.6
     FRESENIUS AG                      2.5
     OAO GAZPROM, ADS                  2.5
     L'OREAL S.A.                      2.4
     SODEXHO ALLIANCE S.A.             2.4
     KUEHNE & NAGEL
      INTERNATIONAL AG                 2.4
     INDUSTRIA DE DISENO
      TEXTIL S.A.                      2.4
------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
INTERNATIONAL OPPORTUNITIES FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
Japan                           19.8%
Germany                         12.3
France                          11.5
United Kingdom                   9.6
China                            6.2
Italy                            3.4
Other                           37.2

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                      23.6%
Industrials                     17.3
Consumer Discretionary          15.7
Materials                       14.1
Information Technology          11.4
Energy                           6.6
Other                           11.3

Line chart:
INVESTMENT COMPARISON
Value of $10,000
Int'l Opportunities Fund Class A w/out sales charge - $28,346
Int'l Opportunities Fund Class A w/sales charge - $26,717
MSCI EAFE Index - $19,970

                     Int'l Opportunities Fund           Int'l Opportunities Fund
                    Class A w/out sales charge           Class A w/sales charge                 MSCI EAFE Index
8/31/01                        10000                               9425                              10000
                                9080                               8558                               8989
                                9930                               9359                               9219
                               11430                              10773                               9560
                               11640                              10971                               9617
                               11610                              10942                               9106
                               11290                              10641                               9171
                               11840                              11159                               9716
                               11950                              11263                               9741
                               11940                              11253                               9874
                               11540                              10876                               9484
                               10510                               9906                               8549
                               10410                               9811                               8531
                                9280                               8746                               7617
                               10060                               9482                               8027
                               10710                              10094                               8393
                               10328                               9735                               8111
1/31/03                        10167                               9583                               7773
                                9553                               9004                               7595
                                9453                               8909                               7451
                               10500                               9896                               8191
                               11164                              10522                               8694
                               11647                              10977                               8909
                               12070                              11376                               9126
                               12906                              12163                               9348
                               13127                              12372                               9638
                               13973                              13169                              10239
                               13973                              13169                              10469
                               14890                              14034                              11287
1/31/04                        15501                              14610                              11448
                               15878                              14965                              11714
                               16378                              15436                              11785
                               15889                              14975                              11528
                               15613                              14716                              11564
                               15950                              15033                              11836
                               15226                              14351                              11454
                               15196                              14322                              11507
                               15552                              14658                              11809
                               16164                              15234                              12213
                               17126                              16141                              13051
                               17902                              16872                              13624
1/31/05                        17767                              16746                              13375
                               18492                              17428                              13955
                               18254                              17204                              13611
                               17705                              16687                              13306
                               17446                              16443                              13326
                               17622                              16609                              13508
                               18388                              17331                              13924
                               19164                              18062                              14280
                               19733                              18599                              14919
                               19288                              18179                              14485
                               19990                              18842                              14842
                               20852                              19654                              15534
1/31/06                        22273                              20993                              16489
                               22165                              20892                              16455
                               23005                              21683                              17006
                               24156                              22769                              17831
                               23252                              21916                              17160
                               23317                              21977                              17167
                               23166                              21835                              17339
                               23769                              22403                              17821
                               23898                              22525                              17851
                               24727                              23306                              18547
                               25890                              24402                              19108
                               26697                              25163                              19709
1/31/07                        26798                              25259                              19843
                               27091                              25535                              20006
                               27743                              26150                              20526
                               28812                              27157                              21456
                               29768                              28058                              21862
                               30309                              28567                              21894
                               30275                              28535                              21575
                               29971                              28249                              21243
                               32064                              30222                              22383
                               33605                              31674                              23265
                               31861                              30031                              22507
                               31603                              29787                              22000
1/31/08                        28346                              26717                              19970

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                                 SINCE
                                      NASDAQ                     SIX        ONE         THREE        FIVE      INCEPTION
AT NAV                                SYMBOL        CLASS      MONTHS       YEAR        YEARS*      YEARS*     (8/31/01)*
-------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOAX       Class A      -6.29%       5.87%       16.90%      22.78%       17.63%
-------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOBX       Class B      -6.68        5.07        16.02       21.88        16.78
-------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFOCX       Class C      -6.64        5.08        16.03       21.87        16.77
-------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund     HFORX       Class R**    -6.44        5.63        16.61       22.48        17.35
-------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                 Class A     -11.67%      -0.21%       14.61%      21.33%       16.55%
-------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                 Class B     -11.68        1.07        15.27       21.79        16.78
-------------------------------------------------------------------------------------------------------------------------
Henderson Int'l Opportunities Fund                 Class C      -7.64        5.08        16.03       21.87        16.77
-------------------------------------------------------------------------------------------------------------------------
INDEX
-------------------------------------------------------------------------------------------------------------------------
MSCI EAFE Index                                                 -7.43%       0.64%       14.29%      20.77%       11.38%
-------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

** Class R shares inception was 9/30/05. The performance for Class R shares for the period prior to 9/30/05 is based on the performance of Class A shares, adjusted for the higher expenses applicable to R shares. Class R shares are not subject to a front-end sales charge but are subject to a distribution fee of 0.50%

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Class R shares have no front-end sales charge or CDSC.
Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, C and R shares are 1.56%, 2.31%, 2.31%, and 181% respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class
A, B, C, and R shares are 1.56%, 2.31%, 2.31% and 1.81% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index.
The MSCI EAFE Index tracks the stocks of approximately 1,000 international companies in Europe, Australasia, and the Far East. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
JAPAN-ASIA FOCUS FUND

After a steady, positive start to 2007, the Japanese market suffered in the second half of the year after problems emerged in global credit markets. Initially the issue was US sub-prime mortgage lending, followed swiftly by a freeze in bank lending and then, more recently, heightened fears about a US economic recession. In this environment, Japanese equities have been the most severely punished of all the major equity markets, with the MSCI Japan Index falling by more than 25% from mid-summer (in local currency terms). The S&P 500 Index, in comparison, has fallen by roughly half as much.

There have been a number of Japan-specific factors which help explain the lackluster economic growth in Japan in recent quarters, as well as the poor stock market performance. Firstly, and most importantly, what we believe to be a serious policy mistake by the government has led to the worst quarter for housing starts since records began in 1964. This problem, which was caused by a lengthening of the housing application approvals process from 21 days to 10 weeks, has had an impact on the whole construction sector, which accounts for close to 10% of Japanese GDP. This factor alone has knocked 0.5% off of the gross domestic product (GDP) for 2007*, and probably nearer to 1.0% when taking into account the indirect effects. Looking forward, however, we believe new software may improve the pace of housing application approval levels by the end of the first quarter, and there could be some pent-up demand to boost the housing market throughout 2008.

For the period, the Fund returned -15.62% (Class A shares at NAV) versus the benchmark, the MSCI Japan Index, which posted a return of -10.96%. Throughout the period, the Fund was weighted towards domestic sectors in Japan and away from export-related shares. This means very low weightings in the autos sector, for example, where companies like Toyota Motor generated most of their profits from overseas consumer markets. The Fund also had low weightings in sectors such as steel, trading houses and shipping, which are all heavily dependent on overseas demand. These shares performed very well throughout most of 2007, but have started to underperform sharply as global growth expectations began to be reduced. In general, the Fund was overweight smaller companies in Japan, rather than the more export-dependent larger companies.

The Fund has focused on attractively valued companies with good earnings growth in domestic-orientated sectors. This includes the housing construction sector, where the Fund is currently heavily weighted in Leopalace21 and smaller company Token. Both of these companies trade on low price/earnings (P/E) valuations, enjoy dividend yields over 3%** and, we believe, have had a track record of generating earnings growth.

Over the last few months we have also been actively cutting back the Fund's exposure to Asian companies, specifically to seek to take advantage of the growing number of attractive stocks in Japan.

We expect that the next few months will be full of negative news on the global economy, as the extent of the current economic slowdown becomes clear. But the Japanese equity market has already moved quickly to discount this eventuality, and we believe has now firmly entered "buy" territory. This may not pay off for a number of months, but the opportunity is there to buy many Japanese stocks at rock-bottom valuations.


*    Source: Henderson

** Past performance is not an indicator of future results and dividend yields are not representative of the Henderson Japan-Asia Focus Fund.

P/E valuation is a valuation of ratio of a company's current share price compared to its per-share earnings.

------------------------------------------------
     JAPAN-ASIA FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS
                                 AS A PERCENTAGE
     SECURITY                      OF NET ASSETS
------------------------------------------------
     SEKISUI CHEMICAL CO., LTD.         4.8%
     NISHI-NIPPON CITY
      BANK, LTD.                        4.7
     MITSUBISHI UFJ FINANCIAL
      GROUP, INC.                       4.5
     TDK CORP.                          4.4
     TOKEN CORP.                        4.4
     NTT DOCOMO, INC.                   3.9
     LEOPALACE21 CORP.                  3.9
     SUMITOMO MITSUI FINANCIAL
      GROUP, INC.                       3.9
     YAMATO HOLDINGS CO., LTD.          3.8
     SHINKO ELECTRIC
      INDUSTRIES CO., LTD.              3.8
------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
JAPAN-ASIA FOCUS FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
Japan                           95.7%
Malaysia                         1.7
Singapore                        1.4
China                            1.2

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Financials                      28.6%
Consumer Discretionary          23.7
Information Technology          20.1
Materials                       10.1
Industrials                      5.8
Telecommunication Service        5.5
Other                            6.2

Line Chart:
INVESTMENT COMPARISON
Value of $10,000
Japan-Asia Focus Fund Class A w/out sales charge - $8,551
Japan-Asia Focus Fund Class A w/sales charge - $8,059
MSCI Japan Index - $9,260

                            MSCI Japan                    Japan-Asia Focus Fund              Japan-Asia Focus Fund
                               Index                   Class A w/out sales charge           Class A w/sales charge
1/31/06                        10000                              10000                               9425
                                9915                               9860                               9293
                               10169                              10360                               9764
4/30/06                        10465                              10490                               9887
                                9814                               9850                               9284
                                9705                               9920                               9350
7/31/06                         9652                               9650                               9095
                                9796                               9830                               9265
                                9639                               9750                               9189
10/31/06                        9806                               9870                               9302
                                9876                               9860                               9293
                               10122                               9860                               9293
1/31/07                        10208                               9990                               9416
                               10618                              10220                               9632
                               10482                              10010                               9434
4/30/07                        10279                               9710                               9152
                               10446                               9950                               9378
                               10415                              10150                               9566
7/31/07                        10398                              10130                               9548
                               10093                               9730                               9171
                               10330                               9730                               9171
10/31/07                       10291                               9770                               9208
                               10102                               9440                               8897
                                9703                               9090                               8567
1/31/08                         9260                               8551                               8059

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                               SINCE
                                           NASDAQ                             SIX                            INCEPTION
AT NAV                                     SYMBOL        CLASS              MONTHS          ONE YEAR         (1/31/06)*
-----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund             HFJAX       Class A             -15.62%          -14.43%           -7.53%
-----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund             HFJCX       Class C             -16.08           -15.15            -8.24
-----------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
-----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                         Class A             -20.48%          -19.36%          -10.23%
-----------------------------------------------------------------------------------------------------------------------
Henderson Japan-Asia Focus Fund                         Class C             -17.08           -15.15            -8.24
-----------------------------------------------------------------------------------------------------------------------
INDEX
-----------------------------------------------------------------------------------------------------------------------
MSCI Japan Index                                                            -10.96%           -9.29%           -3.77%
-----------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Due to the Fund's relatively small asset base in initial stages, performance was positively impacted by IPOs to a greater degree than it may be in the future. IPO investments are not an integral component of the Fund's investment process and may not be utilized to the same extent in the future.
Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net
Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost.
As stated in the current prospectus, the Fund's annual operating expense ratio
(gross) for Class A and C shares are 1.83% and 2.58%, respectively. The Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July
31, 2007 for Class A and C shares are 1.84% and 2.59% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call 1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during certain periods shown. Absent these waivers, results would have been less favorable for certain periods. All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index.
The MSCI Japan Index is a market capitalization weighted index designed to measure equity market performance in Japan. The Fund may invest in emerging markets while the Index only consists of companies in developed markets. The
Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
US FOCUS FUND

An overwhelming gloom has settled over financial markets in the past few months, as credit market problems and the increasing likelihood of a recession in the US combined to offset positive policy responses. A near-term climax to the sell-off, and a consequent aggressive 125 basis point (1.25%) US interest rate cut from the Federal Reserve in January created a volatile market environment as the belief that the slowdown is likely to be a mild recession rather than something more severe has grown widespread.

It is our view that the US economy has already slowed very significantly, and whether a recession occurs now or not is an academic issue, as the impact will be felt regardless.

The US equity market has fallen to a level that appears to offer attractive valuations, however, what is in question is the ability of companies to achieve projected earnings. We believe the key to investment performance is using a bottom-up approach to side-step the worst disappointments while gradually adding exposure to a cyclical recovery that could become more evident in late 2008.

The Fund returned -7.01% (Class A shares at NAV) over the period versus the benchmark, the S&P 500 Index, which posted a return of -4.32%. Over the course of the year our stock selections gradually reshaped the portfolio to what we felt was a reasonably defensive stance, in expectation of a slowing (but not recessionary) macro environment. The fundamental sleeve of the portfolio performed especially well, principally for stock specific reasons. A significant underweight position in the Financial sector was detrimental for the period as a whole, but was a positive contributor to performance in the second half of the year. January 2008 has been disappointing as the Fund's winners from last year ran into profit-taking and the Financial sector briefly rallied in the face of the interest rate cuts.

Our new ideas for the Fund have been focused on investments that we think can produce attractive returns in a wide variety of economic outcomes. A good example is Owens Illinois, a glass container manufacturer based in Toledo, Ohio. The company, and indeed the whole glass container industry, has consolidated and rationalized to the point where excess capacity has been eliminated and pricing appears to be more rational. More importantly, the underlying demand for the products from food and beverage companies is very steady and somewhat predictable in any economic environment. We envision that Owens Illinois is poised for strong earnings growth in 2008 for these company specific reasons.

We remain underweight in the Financial sector as we struggle to find valuations low enough to support these stocks in such an unpredictable environment, and we anticipate a more normal credit cycle emerging as the economy weakens.

On a more positive note, we are seeing an increasingly large number of stocks falling to levels that price in a dire economic outlook and are focused on adding very selectively in more economically exposed areas such as retail and transportation. As the cycle matures, and credit exposures are clarified, this portfolio transition may also start to include more Financial companies.

While the Fund will struggle to produce positive returns in a falling market, we may see plenty of opportunities to add value through stock-picking and remain optimistic that the stock market could soon stabilize as policy response offsets remaining economic weakness. The flexibility of the three sleeves, and the ability to switch from some growth companies into value stocks, give us reason to be optimistic.

------------------------------------------------
     US FOCUS FUND
     TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
     SECURITY                      OF NET ASSETS
------------------------------------------------
     OWENS-ILLINOIS, INC.               4.2%
     ADOBE SYSTEMS, INC.                3.8
     THE BRINK'S CO.                    3.8
     ABBOTT LABORATORIES                3.6
     SOUTHERN CO.                       3.5
     AMERICAN TOWER CORP.               3.3
     CORRECTIONS CORPORATION
      OF AMERICA                        3.3
     APPLE, INC.                        3.2
     THE WILLIAMS
      COMPANIES, INC.                   3.2
     COMVERSE TECHNOLOGY, INC.          3.2
------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
US FOCUS FUND

Pie chart:
PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Industrials                     19.7%
Information Technology          16.3
Consumer Staples                12.2
Energy                          11.4
Materials                       10.3
Financials                       7.2
Other                           22.9

Line chart:
INVESTMENT COMPARISON
Value of $10,000
US Focus Fund Class A w/out sales charge - $11,922
US Focus Fund Class A w/sales charge - $11,237
S&P 500 Index - $13,345

                              S&P 500                     US Focus Fund Class A              US Focus Fund Class A
                               Index                       w/out sales charge                   w/sales charge
4/30/04                        10000                              10000                               9425
                               10137                              10160                               9576
                               10334                              10380                               9783
                                9992                               9690                               9133
                               10032                               9420                               8878
                               10140                               9710                               9152
                               10296                               9930                               9359
                               10713                              10420                               9821
                               11078                              10902                              10275
1/31/05                        10808                              10420                               9821
                               11035                              10510                               9906
                               10840                              10400                               9802
                               10634                              10108                               9527
                               10972                              10621                              10010
                               10987                              10641                              10029
                               11396                              10982                              10351
                               11292                              10850                              10228
                               11384                              10939                              10313
                               11194                              10780                              10162
                               11617                              10972                              10342
                               11620                              10952                              10323
1/31/06                        11928                              11448                              10790
                               11960                              11306                              10656
                               12110                              11387                              10733
                               12272                              11590                              10923
                               11919                              10932                              10304
                               11935                              10892                              10266
                               12009                              10467                               9865
                               12295                              10983                              10351
                               12612                              11185                              10542
                               13024                              11367                              10714
                               13271                              11529                              10866
                               13457                              11597                              10930
1/31/07                        13669                              11833                              11152
                               13410                              11833                              11152
                               13569                              12025                              11334
                               14179                              12485                              11767
                               14683                              13362                              12594
                               14448                              13181                              12423
                               14010                              12828                              12090
                               14229                              12763                              12029
                               14770                              13469                              12695
                               15014                              14047                              13239
                               14395                              13448                              12675
                               14305                              13402                              12632
1/31/08                        13445                              11922                              11237

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                                SINCE
                                      NASDAQ                         SIX                                      INCEPTION
AT NAV                                SYMBOL         CLASS          MONTHS       ONE YEAR     THREE YEARS*    (4/30/04)*
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                HFUAX         Class A        -7.01%         0.81%          4.61%          4.80%
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                HFUBX         Class B        -7.36          0.07           3.83           4.03
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                HFUCX         Class C        -7.36          0.07           3.83           4.03
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                              Class A       -12.35%        -4.95%          2.57%          3.16%
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                              Class B       -12.36         -3.93           2.89           3.30
------------------------------------------------------------------------------------------------------------------------
Henderson US Focus Fund                              Class C        -8.36          0.07           3.83           4.03
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
S&P 500 Index                                                       -4.32%        -2.31%          7.28%          8.00%
------------------------------------------------------------------------------------------------------------------------

* Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 5.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 2.95%, 3.70%, and 3.70% respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that the total operating expenses do not exceed 1.40%, 2.15%, and 2.15% for Class A, B, and C shares, which is in effect until July 31, 2020. The
Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.95%, 2.70% and 2.70% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable.
All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index.
Effective November 30, 2006, the U.S. Core Growth Fund changed its name and certain investment policies and became the US Focus Fund. The Fund's historical performance may not represent current investment policies. The S&P 500 Index is a broad based measurement of changes in stock market conditions based on the average of 500 widely held stocks. The Fund is professionally managed while the Index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                                      COMMENTARY
WORLDWIDE INCOME FUND

The combination of weak economic data and a massive withdrawal of liquidity and risk appetite led to a fall in a wide range of financial securities during the second half of 2007. In August, we saw a lock-up of inter-bank funding as banks refused to lend money to each other for terms longer than a few days. The rise in short term funding costs, and the closing of short term money markets caused problems for some European and US financial institutions. In response to the volatility, the Federal Reserve began cutting rates in October, despite inflation worries.

At the start of 2008, economic data began to increasingly support the conclusion that the US economy was in a limited recession, and the global economy felt the impact of tighter lending standards. The Federal Reserve cut rates again in January, this time by 125 basis points (1.25%). Canada and the UK also began cutting rates, which highlighted the level of market concern.

Over the period, the Fund returned -1.07% (Class A share at NAV), versus the benchmark, the Lehman Global Aggregate Bond (ex US MBS) Index, which posted a return of 10.26%. The principal drag on the Fund's performance came from high yield corporate bonds. Although none of the bonds we held had defaulted or even traded at impaired levels, each one experienced some reduction in price. In December, we began selling bonds where we felt there might be cause to question the company's strategy or financial position, and our last purchase of high yield bonds was on December 7th, 2007.

During the fourth quarter of 2007, we shifted the Fund's focus to emerging market government bonds, and European banks and insurance companies such as Allianz, Royal Bank of Scotland, and Old Mutual Insurance. In the emerging market debt portion of the Fund, we sold down our exposure at the beginning of the period, and began to buy some of it back cheaper later in the year. Most of the Fund's emerging market debt was Latin American because we believe it had been a stable, mature, and reasonably performing part of the world.

Late November through early December, we began reducing the Fund's equity weighting. By the first week of January the exposure was almost halved, which helped to mitigate some of the price weakness experienced by equities globally. In October we began to moderately increase the Fund's exposure to foreign currency, but by the end of 2007 the dollar began to stabilize and we believe it became oversold. We increased the Fund's hedge to the dollar in stages, with the largest in December. In July the Fund held a large cash allocation which we began to spend throughout the period, mostly repurchasing at deep discounts bonds that we had previously sold. By the end of the period, the Fund still held a significant amount of cash (7.8%) which may allow us to take advantage of potential future opportunities.

We believe the profits outlook for our corporate bond issuers remains robust (although constrained), however more companies may come under financing pressure if current conditions persist for more than the next few years. However, the yield on high yield corporate debt is now well over 10% in many cases, compared to the alternatives of 2-3% Treasury yields*, or the declining level of short term interest rates. Market valuation is compelling for many corporate bond issues and we believe compares favorably with all previous comparison periods. However, in order to reduce inflated concerns the market needs technical factors such as portfolio liquidation to ease, and some positive momentum to be established.

* High yield corporate debt is more volatile than US Treasuries as they are guaranteed to the timely payment of principal and interest. Both the principal and yield of securities will fluctuate with changes in market conditions. Therefore, from a risk/reward perspective, high yield corporate debt is considered to have more risk (and greater potential reward) than government securities.

------------------------------------------------
     WORLDWIDE INCOME FUND
     TOP 10 LONG-TERM HOLDINGS

                                 AS A PERCENTAGE
     SECURITY                      OF NET ASSETS
------------------------------------------------
     REPUBLIC OF TURKEY                 2.9%
     REPUBLIC OF ARGENTINA              2.6
     REPUBLIC OF SRI LANKA              2.5
     ROYAL BANK OF SCOTLAND
      GROUP PLC                         2.5
     STANDARD CHARTERED PLC             2.4
     IMPRESS HOLDINGS B.V.              2.1
     BARCLAYS BANK PLC                  2.0
     AXA S.A.                           2.0
     OLD MUTUAL CAPITAL
      FUNDING                           1.9
     HCA, INC.                          1.9
------------------------------------------------

HENDERSON GLOBAL FUNDS
                                                             PERFORMANCE SUMMARY
WORLDWIDE INCOME FUND

Pie charts:
PORTFOLIO COMPOSITION BY COUNTRY
(AS A % OF LONG-TERM INVESTMENTS)
United Kingdom                  22.7%
United States                   18.3
Netherlands                      7.6
France                           5.3
Germany                          4.5
Luxembourg                       3.8
Other                           37.8

PORTFOLIO COMPOSITION BY SECTOR
(AS A % OF LONG-TERM INVESTMENTS)
Sovereign                       17.6%
Banking                         17.2
Insurance                        6.4
Telecommunication -
  Integrated                     6.1
Media - Cable                    4.7
Beverage                         4.3
Other                           43.7

Line chart:
INVESTMENT COMPARISON
Value of $10,000

Worldwide Income Fund Class A w/out sales charge - $13,719
Worldwide Income Fund Class A w/sales charge - $13,068
Lehman Brothers Global Aggregate Bond (ex US MBS) Index - $13,132

                       Worldwide Income Fund             Lehman Brothers Global              Worldwide Income Fund
                           Class A w/out                     Aggregate Bond                     Class A w/sales
                           sales charge                     (ex US MBS) Index                       charge
9/30/03                        10000                              10000                               9525
                               10220                               9941                               9735
                               10570                              10089                              10068
                               11023                              10458                              10499
1/31/04                        11164                              10492                              10634
                               11154                              10540                              10624
                               11236                              10669                              10702
                               11143                              10245                              10614
                               10957                              10308                              10437
                               11072                              10328                              10546
7/31/04                        11281                              10310                              10745
                               11496                              10547                              10950
                               11660                              10690                              11106
                               11889                              10974                              11324
                               12033                              11316                              11462
                               12195                              11504                              11616
1/31/05                        12168                              11355                              11590
                               12359                              11388                              11772
                               11970                              11233                              11401
                               11832                              11383                              11270
                               12029                              11195                              11458
                               12227                              11131                              11646
7/31/05                        12417                              11037                              11827
                               12465                              11231                              11873
                               12388                              11034                              11800
                               12243                              10857                              11660
                               12375                              10762                              11785
                               12507                              10869                              11911
1/31/06                        12652                              11022                              12050
                               12821                              10969                              12212
                               12836                              10858                              12227
                               12939                              11095                              12326
                               12853                              11263                              12244
                               12803                              11157                              12195
7/31/06                        12999                              11261                              12381
                               13191                              11386                              12564
                               13263                              11372                              12634
                               13468                              11487                              12830
                               13663                              11789                              13017
                               13797                              11615                              13145
1/31/07                        13847                              11482                              13193
                               13948                              11734                              13291
                               14076                              11761                              13414
                               14270                              11904                              13600
                               14355                              11702                              13682
                               14179                              11650                              13515
7/31/07                        13863                              11911                              13214
                               13937                              12049                              13286
                               14298                              12348                              13631
                               14509                              12555                              13834
                               14188                              12796                              13528
                               14249                              12747                              13587
1/31/08                        13719                              13132                              13068

TOTAL RETURNS AS OF JANUARY 31, 2008
                                                                                                                 SINCE
                                      NASDAQ                          SIX                                      INCEPTION
AT NAV                                SYMBOL         CLASS          MONTHS        ONE YEAR     THREE YEARS*   (9/30/03)*
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund        HFAAX         Class A        -1.07%        -0.93%          4.09%          7.57%
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund        HFABX         Class B        -1.35         -1.67           3.33           6.75
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund        HFACX         Class C        -1.35         -1.67           3.32           6.79
------------------------------------------------------------------------------------------------------------------------
WITH SALES CHARGE
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                      Class A        -5.75%        -5.66%          2.41%          6.37%
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                      Class B        -6.35         -5.67           2.38           6.38
------------------------------------------------------------------------------------------------------------------------
Henderson Worldwide Income Fund                      Class C        -2.34         -1.67           3.32           6.79
------------------------------------------------------------------------------------------------------------------------
INDEX
------------------------------------------------------------------------------------------------------------------------
Lehman Brothers Global Aggregate Bond
   (ex US MBS) Index                                                10.26%        14.39%          4.97%          6.49%
------------------------------------------------------------------------------------------------------------------------

*    Average annual return.

Performance data quoted represents past performance and is no guarantee of future results. Performance results with sales charges reflect the deduction of the maximum front end sales charge or the deduction of the applicable contingent deferred sales charge ("CDSC"). Class A shares are subject to a maximum front-end sales charge of 4.75%. Class B shares are subject to a CDSC which declines from 5% the 1st year to 0% at the beginning of the 7th year. Class C shares are subject to a CDSC of up to 1% on certain redemptions made within 12 months of purchase. Performance presented at Net Asset Value (NAV), which does not include a sales charge, would be lower if this charge were reflected. NAV is the value of one share of the Fund excluding any sales charges. Current performance may be lower or higher than the performance data quoted. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than original cost. As stated in the current prospectus, the Fund's annual operating expense ratios (gross) for Class A, B, and C shares are 1.77%, 2.52%, and 2.52%, respectively. However, the Fund's adviser has agreed to contractually waive a portion of its fees and/or reimburse expenses such that total operating expenses, do not exceed 1.30%, 2.05%, and 2.05%, for Class A, B, and C shares, which is in effect until July 31, 2020. The
Fund's audited net expense ratios based on the fiscal year from August 1, 2006 to July 31, 2007 for Class A, B, and C shares are 1.30%, 2.05% and 2.05% respectively. Shares redeemed within 30 days of purchase may be subject to a 2.0% redemption fee. For the most recent month-end performance, please call
1.866.443.6337 or visit the Funds' website at www.hendersonglobalinvestors.com.

Performance results also reflect expense subsidies and waivers in effect during the periods shown. Absent these waivers, results would have been less favorable.
All results assume the reinvestment of dividends and capital gains.

The investment comparison graph above reflects the change in value of a $10,000 hypothetical investment since the Fund's inception, including reinvested dividends and distributions, compared to a broad based securities market index.
Effective May 19, 2006, the Henderson Income Advantage Fund changed its name, investment objective and policies and became the Henderson Worldwide Income
Fund. The Fund's historical performance may not represent current investment policies. The Fund compares its performance to the Lehman Brothers Global
Aggregate Bond (ex US MBS) Index, which is a broad-based measure of the global investment-grade fixed-rate debt markets, excluding US Mortgage-Backed
Securities. The Fund is professionally managed while the index is unmanaged and not available for investment. Results in the table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
EUROPEAN FOCUS FUND
 JANUARY 31, 2008

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------
COMMON STOCKS - 98.26%

              AUSTRALIA - 3.44%
   4,000,000  Centamin Egypt, Ltd. * ......................    $    5,378,218
  28,125,000  Centamin Egypt, Ltd. * ......................        36,022,141
                                                               --------------
                                                                   41,400,359
                                                               --------------

              AUSTRIA - 0.31%
      76,000  Andritz AG ..................................         3,792,887
                                                               --------------

              BAHRAIN - 2.84%
     900,000  Gulf Finance House
              E.C., GDR * (a), (c) ........................        34,200,000
                                                               --------------

              BELGIUM - 2.06%
     466,666  Fortis VVPR Strip * (b) .....................             6,938
   1,100,000  Fortis ......................................        24,759,689
                                                               --------------
                                                                   24,766,627
                                                               --------------

              CANADA - 4.11%
   3,818,947  European Goldfields,
              Ltd. * ......................................        25,326,022
   3,250,000  Lundin Mining Corp. * .......................        24,148,796
                                                               --------------
                                                                   49,474,818
                                                               --------------

              CYPRUS - 3.13%
   1,400,000  AFI Development plc,
              GDR * .......................................        11,270,000
   8,100,000  Urals Energy Public
              Co., Ltd.* ..................................        26,429,459
                                                               --------------
                                                                   37,699,459
                                                               --------------

              FRANCE - 5.75%
     350,000  Cap Gemini S.A. .............................        19,041,853
     594,516  Rhodia S.A. * ...............................        16,585,438
     200,000  Sanofi-Aventis ..............................        16,288,088
     149,411  Schneider Electric S.A. .....................        17,327,659
                                                               --------------
                                                                   69,243,038
                                                               --------------

              GERMANY - 7.62%
     230,000  Beiersdorf AG ...............................        17,774,975
     198,140  Continental AG ..............................        20,575,237
     482,000  Gerresheimer AG * ...........................        24,215,674
     120,000  RWE AG ......................................        14,716,350
     299,398  SAP AG ......................................        14,422,562
                                                               --------------
                                                                   91,704,798
                                                               --------------

              GREECE - 3.42%
   2,050,000  Marfin Investment
              Group S.A. ..................................        14,917,372
     200,000  National Bank of
              Greece S.A. .................................        12,251,111
   1,000,000  Sidenor S.A. ................................        14,070,465
                                                               --------------
                                                                   41,238,948
                                                               --------------


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

              IRELAND - 2.19%
     700,000  CRH plc .....................................    $   26,421,115
                                                               --------------

              ITALY - 1.83%
     800,000  Azimut Holding SpA ..........................         9,396,095
   3,500,000  Parmalat SpA ................................        12,652,151
                                                               --------------
                                                                   22,048,246
                                                               --------------

              LUXEMBOURG - 0.56%
   2,016,000  GlobeOp Financial
              Services * ..................................         6,765,047
                                                               --------------

              NETHERLANDS - 8.52%
     410,333  A&D Pharma Holding
              N.V., GDR ...................................         8,845,605
     280,000  Aalberts Industries N.V. ....................         4,880,752
     400,000  Akzo Nobel N.V. .............................        29,597,765
     571,900  AMTEL Vredestein
              N.V., GDR * .................................         1,458,345
     150,000  ArcelorMittal ...............................         9,971,019
     352,420  ArcelorMittal ...............................        23,395,816
     141,634  Ballast Nedam N.V. ..........................         5,071,665
     300,000  Koninklijke BAM
              Groep N.V. ..................................         5,667,835
   1,200,000  Wavin N.V. ..................................        13,703,315
                                                               --------------
                                                                  102,592,117
                                                               --------------

              NORWAY - 1.22%
     700,000  SeaDrill, Ltd. * ............................        14,631,802
                                                               --------------

              PORTUGAL - 0.28%
     497,650  Sonae, SGPS, S.A. * .........................         3,373,743
                                                               --------------

              RUSSIA - 3.21%
     800,000  OAO Gazprom, ADS ............................        38,697,027
                                                               --------------

              SPAIN - 2.96%
     400,000  Industria de Diseno
              Textil S.A. .................................        20,079,510
   1,743,966  Realia Business S.A. ........................        15,582,570
                                                               --------------
                                                                   35,662,080
                                                               --------------

              SWEDEN - 2.88%
   3,500,000  Lundin Petroleum AB * .......................        34,622,842
                                                               --------------

              SWITZERLAND - 5.61%
     121,521  Compagnie Financiere
              Richemont AG ................................         6,950,036
      24,000  Givaudan S.A. ...............................        23,590,792
   1,558,649  Temenos Group AG * ..........................        37,077,953
                                                               --------------
                                                                   67,618,781
                                                               --------------

              TURKEY - 2.44%
   3,965,321  Turkiye Halk Bankasi
              A.S. * ......................................        29,404,923
                                                               --------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
EUROPEAN FOCUS FUND
JANUARY 31, 2008 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------
              UNITED ARAB EMIRATES - 2.62%
   3,820,139  Kingdom Hotel Investments,
              GDR * .......................................    $   31,549,241
                                                               --------------

              UNITED KINGDOM - 29.59%
   1,900,000  Aero Inventory plc ..........................        21,528,220
   1,514,393  Aricom plc * ................................         1,862,016
   2,500,000  Ashmore Group plc ...........................        12,884,446
  11,500,000  Ashtead Group plc ...........................        18,220,886
     763,158  BlueBay Asset
              Management plc ..............................         4,055,202
     903,876  Bovis Homes Group plc .......................        10,980,199
     800,000  British Land Co., plc .......................        16,060,446
   3,250,000  Compass Group plc ...........................        20,571,078
  20,000,000  Corporate Services
              Group plc * .................................           616,451
   1,000,000  Dana Petroleum plc * ........................        26,368,172
   6,500,000  Debenhams plc ...............................         9,462,529
   1,206,699  Eurasian Natural Resources
              Corp * ......................................        18,476,775
   3,459,793  Evolution Group plc .........................         8,066,766
     360,000  Gem Diamonds, Ltd. * ........................         5,995,480
   1,815,284  Hochschild Mining plc .......................        13,320,099
   4,493,021  Hogg Robinson Group
              plc .........................................         4,466,324
     875,000  Investec plc ................................         7,387,628
   2,700,000  IP Group plc * ..............................         5,060,362
   5,000,000  Juridica Investments Ltd * ..................        10,787,883
     900,000  Kazakhmys plc ...............................        22,007,775
   2,000,000  Lancashire Holdings, Ltd. ...................        11,533,590
     250,000  NDS Group plc, ADR * ........................        13,500,000
   1,825,000  Prosperity Minerals
              Holdings Ltd. ...............................         5,138,328
   2,366,187  Regal Petroleum plc * .......................         6,700,998
   6,070,333  Sports Direct
              International ...............................        12,932,051
   7,500,000  Tau Capital plc * ...........................         7,124,340
   3,119,625  Taylor Wimpey plc ...........................        11,216,739
   1,500,000  Tullow Oil plc ..............................        17,870,572
     420,000  Xstrata plc .................................        32,107,741
                                                               --------------
 ..........................................................       356,303,096
                                                               --------------

              UNITED STATES - 1.67%
   1,200,000  Virgin Media, Inc. ..........................        20,064,000
                                                               --------------

              TOTAL LONG TERM
              INVESTMENTS .................................     1,183,274,994
              (Cost $1,142,573,461)                            --------------


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

SHORT TERM INVESTMENT - 0.64%

   7,717,903  Fidelity Institutional Treasury
              Portfolio ...................................    $    7,717,903
                                                               --------------

              TOTAL SHORT TERM
              INVESTMENT ..................................         7,717,903
              (Cost $7,717,903)                                --------------

TOTAL INVESTMENTS - 98.90% ................................     1,190,992,897
              (Cost $1,150,291,364)                            --------------

NET OTHER ASSETS AND
              LIABILITIES -1.10% ..........................        13,265,467
                                                               --------------

TOTAL NET ASSETS - 100.00%.................................    $1,204,258,364
                                                               ==============

     *    Non income producing security

     (a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

     (b) VVPR strip is an instrument available under Belgium law which improves the tax treatment of the share dividend.

     (c) Fair valued at January 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

     ADR  American Depository Receipt

     ADS  American Depository Shares

     GDR  Global Depository Receipts

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
EUROPEAN FOCUS FUND
JANUARY 31, 2008 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
-------------------------------------------------------------------------------
Oil & Gas Exploration & Products...........................               9.30%
Diversified Metal & Mining.................................               8.19
Gold.......................................................               5.54
Real Estate Management & Development.......................               4.85
Investment Banking & Brokerage.............................               4.75
Steel......................................................               3.94
Diversified Banks..........................................               3.46
Specialty Chemicals........................................               3.34
Trading Company & Distribution.............................               3.30
Integrated Oil & Gas.......................................               3.21
Asset Management & Custody Banks...........................               3.20
Systems Software...........................................               3.08
Construction Materials.....................................               2.62
Other Diversified Financial Services.......................               2.62
Diversified Chemicals......................................               2.46
Application Software.......................................               2.32
Construction & Engineering.................................               2.03
Life Sciences Tools & Services.............................               2.01
Homebuilding...............................................               1.84
Tires & Rubber.............................................               1.83
Restaurants................................................               1.71
Apparel Retail.............................................               1.67
Broadcasting & Cable TV....................................               1.67
Industrial Conglomerates...................................               1.63
Precious Metal & Mineral...................................               1.60
IT Consulting & Other Services.............................               1.58
Personal Products..........................................               1.48
Electric Components & Equipment............................               1.44
Pharmaceuticals............................................               1.35
Diversified REIT...........................................               1.33
Multi-Utilities............................................               1.22
Oil & Gas Drilling.........................................               1.21
Specialty Stores...........................................               1.07
Packaged Foods & Meats.....................................               1.05
Reinsurance................................................               0.96
Department Stores..........................................               0.79
Industrial Machinery.......................................               0.72
Diversified Capital Markets................................               0.61
Apparel, Accessories & Luxury Goods........................               0.58
Diversified Commercial & Professional Services.............               0.37
Forest Products............................................               0.28
Human Resources & Employment Services......................               0.05
                                                                        -------
Long Term Investments......................................              98.26
Short Term Investment......................................               0.64
                                                                        -------
Total Investments..........................................              98.90
Net Other Assets and Liabilities...........................               1.10
-------------------------------------------------------------------------------
                                                                        100.00%
                                                                        =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL EQUITY INCOME FUND
JANUARY 31, 2008

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

COMMON STOCKS - 96.25%

             AUSTRALIA - 5.84%
    143,000  Commonwealth Bank
             of Australia .................................    $    6,443,559
  3,155,000  Telstra Corp., Ltd. ..........................         8,017,495
    860,000  Transurban Group .............................         5,145,459
                                                               --------------
                                                                   19,606,513
                                                               --------------

             BAHRAIN - 0.21%
     18,453  Gulf Finance House
             E.C., GDR (a), (b) * .........................           701,214
                                                               --------------

             CZECH REPUBLIC - 1.26%
    150,000  Telefonica 02 Czech
             Republic a.s. ................................         4,235,067
                                                               --------------

             FINLAND - 2.98%
    150,000  Elisa Oyj ....................................         4,252,653
    142,000  Fortum Oyj ...................................         5,743,051
                                                               --------------
                                                                    9,995,704
                                                               --------------

             FRANCE - 2.16%
    100,000  Sodexho Alliance S.A. ........................         5,427,328
     25,000  Total S.A. ...................................         1,813,384
                                                               --------------
                                                                    7,240,712
                                                               --------------

             GERMANY - 4.99%
    240,000  Deutsche Telekom AG ..........................         4,903,598
     45,000  Siemens AG ...................................         5,830,829
     78,000  Wincor Nixdorf AG ............................         6,000,905
                                                               --------------
                                                                   16,735,332
                                                               --------------

             GREECE - 2.19%
     75,000  EFG Eurobank Ergasias ........................         2,117,876
    150,000  OPAP S.A. ....................................         5,245,516
                                                               --------------
                                                                    7,363,392
                                                               --------------

             HONG KONG - 0.91%
    620,000  Citic Pacific, Ltd. ..........................         3,070,095
                                                               --------------

             ITALY - 2.58%
    200,000  Enel SpA .....................................         2,230,899
    200,000  ENI SpA ......................................         6,445,644
                                                               --------------
                                                                    8,676,543
                                                               --------------

             KOREA - 2.59%
    600,000  Korea Exchange Bank ..........................         8,684,610
                                                               --------------

             MALAYSIA - 1.37%
  1,250,000  Malayan Banking Berhad .......................         4,584,535
                                                               --------------


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

             NETHERLANDS - 0.96%
     98,671  ING Groep N.V. ...............................    $    3,212,335
                                                               --------------

             NEW ZEALAND - 2.49%
  2,638,333  Telecom Corporation of
             New Zealand, Ltd. ............................         8,371,453
                                                               --------------

             NORWAY - 1.07%
    250,000  ProSafe SE ...................................         3,598,906
                                                               --------------

             SINGAPORE - 2.04%
  2,200,000  Singapore Press Holdings, Ltd. ...............         6,848,044
                                                               --------------

             SOUTH AFRICA - 2.12%
    135,000  Impala Platinum Holdings, Ltd. ...............         5,056,335
  1,300,000  Woolworths Holdings, Ltd. ....................         2,050,066
                                                               --------------
                                                                    7,106,401
                                                               --------------

             TAIWAN - 3.15%
  3,710,000  Taiwan Mobile Co., Ltd. ......................         5,304,901
    281,399  Taiwan Semiconductor
             Manufacturing Co., Ltd. ......................         2,611,383
  1,100,000  U-Ming Marine Transport
             Corp. ........................................         2,657,634
                                                               --------------
                                                                   10,573,918
                                                               --------------

             UNITED KINGDOM - 41.23%
    300,000  Amlin plc ....................................         1,592,105
    300,000  Aviva plc ....................................         3,757,513
    500,000  Barclays plc .................................         4,713,884
    744,751  BP plc .......................................         7,900,041
    125,000  British American Tobacco plc .................         4,476,568
    375,000  British Land Co., plc ........................         7,528,334
  1,100,000  BT Group plc .................................         5,714,626
  1,300,000  Compass Group plc ............................         8,228,431
    800,000  DS Smith plc .................................         2,496,516
    750,000  Electrocomponents plc ........................         2,847,227
    910,000  Friends Provident plc ........................         2,520,742
    250,000  GKN plc ......................................         1,318,298
    405,000  GlaxoSmithKline plc ..........................         9,559,130
    300,000  HBOS plc .....................................         4,143,144
     10,000  Imperial Tobacco Group plc ...................           487,195
    500,000  Kingfisher plc ...............................         1,462,462
  1,837,176  Kingston Communications
             (Hull) plc ...................................         1,615,106
     75,000  Land Securities Group plc ....................         2,396,164
  1,200,000  Lloyds TSB Group plc .........................        10,565,562
  1,250,000  Marston's plc ................................         6,852,347
    100,000  Persimmon plc ................................         1,543,530
    800,000  Premier Farnell plc ..........................         2,246,021
  1,000,000  Premier Foods plc ............................         2,675,751

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL EQUITY INCOME FUND
JANUARY 31, 2008 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

             UNITED KINGDOM - (continued)
    270,000  Provident Financial plc ......................    $    4,399,247
    150,000  Royal Dutch Shell plc,
             Class A ......................................         5,342,277
    424,000  Scottish & Southern
             Energy plc ...................................        12,883,258
  2,980,000  Smiths News plc ..............................         6,208,561
  1,650,000  The Sage Group plc ...........................         7,283,307
  1,500,000  Topps Tiles plc ..............................         4,245,708
    175,000  William Hill plc .............................         1,420,134
                                                               --------------
                                                                  138,423,189
                                                               --------------

             UNITED STATES - 16.11%
     74,438  Altria Group, Inc. ...........................         5,643,889
    331,600  Atmos Energy Corp. ...........................         9,523,552
     90,000  Bank of America Corp. ........................         3,991,500
    130,000  Bemis Co., Inc. ..............................         3,533,400
    121,528  H.J. Heinz Co. ...............................         5,172,232
    110,000  Idearc, Inc. .................................         1,788,600
    184,928  Progress Energy, Inc. ........................         8,353,198
    132,500  Reynolds American, Inc. ......................         8,391,225
    198,306  Verizon Communications,
             Inc. .........................................         7,702,205
                                                               --------------
                                                                   54,099,801
                                                               --------------

             TOTAL LONG TERM
             INVESTMENTS ..................................       323,127,764
             (Cost $349,545,234)                               --------------

SHORT TERM INVESTMENT - 4.76%

 15,993,962  Fidelity Institutional
             Treasury Portfolio ...........................        15,993,962
                                                               --------------

             TOTAL SHORT TERM
             INVESTMENT ...................................        15,993,962
             (Cost $15,993,962)                                --------------

TOTAL INVESTMENTS - 101.01% ...............................       339,121,726
             (Cost $365,539,196)                               --------------

NET OTHER ASSETS AND
             LIABILITIES - (1.01)% ........................       (3,391,779)
                                                               --------------

TOTAL NET ASSETS - 100.00%.................................    $  335,729,947
                                                               ==============

     *    Non income producing security

     (a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

     (b) Fair valued at January 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

     GDR  Global Depositary Receipts


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                             % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
-------------------------------------------------------------------------------
Integrated Telecommunication Services......................              13.35%
Diversified Banks..........................................              12.29
Electric Utilities.........................................               8.70
Integrated Oil & Gas.......................................               6.40
Tobacco....................................................               5.66
Restaurants................................................               4.07
Pharmaceuticals............................................               2.85
Gas Utilities..............................................               2.84
Industrial Conglomerates...................................               2.65
Publishing.................................................               2.57
Packaged Foods & Meats.....................................               2.34
Diversified REIT...........................................               2.24
Application Software.......................................               2.17
Other Diversified Financial Services.......................               2.15
Brewers....................................................               2.04
Casinos & Gaming...........................................               1.98
Distributors...............................................               1.85
Paper Packaging............................................               1.80
Computer Hardware..........................................               1.79
Home Improvement Retail....................................               1.70
Multi-line Insurance.......................................               1.59
Wireless Telecommunication Services........................               1.58
Highways & Railtracks......................................               1.53
Technology Distributors....................................               1.52
Precious Metal & Mineral...................................               1.51
Consumer Finance...........................................               1.31
Oil & Gas Equipment & Services.............................               1.07
Marine.....................................................               0.79
Semiconductors.............................................               0.78
Life & Health Insurance....................................               0.75
Retail REIT................................................               0.71
Department Stores..........................................               0.61
Homebuilding...............................................               0.46
Auto Parts & Equipment.....................................               0.39
Investment Banking & Brokerage.............................               0.21
                                                                        -------
Long Term Investments......................................              96.25
Short Term Investment......................................               4.76
                                                                        -------
Total Investments..........................................             101.01
Net Other Assets and Liabilities...........................              (1.01)
                                                                        -------
                                                                        100.00%
                                                                        =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL OPPORTUNITIES FUND
 JANUARY 31, 2008
                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

COMMON STOCKS - 94.99%

             AUSTRALIA - 0.63%
     19,450  Transurban Group .............................    $      116,371
                                                               --------------

             BELGIUM - 2.99%
     24,780  Fortis .......................................           554,029
                                                               --------------

             CANADA - 4.30%
      6,102  ACE Aviation Holdings, Inc.,
             Class A * ....................................           136,620
        144  Aeroplan Income Fund .........................             2,926
        164  Aeroplan Income Fund * .......................             3,332
      9,974  BCE, Inc. ....................................           346,788
        109  Jazz Air Income Fund .........................               840
     10,517  Oilexco, Inc. * ..............................           131,351
      4,077  SNC-Lavalin Group, Inc. ......................           175,335
                                                               --------------
                                                                      797,192
                                                               --------------

             CHINA - 0.79%
      2,048  Focus Media Holding, Ltd.,
             ADR * ........................................            98,406
     34,000  Lianhua Supermarket
             Holdings, Ltd. ...............................            47,582
                                                               --------------
                                                                      145,988
                                                               --------------

             CYPRUS - 1.04%
     18,529  Marfin Popular Bank Public
             Co., Ltd. ....................................           192,089
                                                               --------------

             FINLAND - 0.61%
      3,083  Nokia Oyj ....................................           113,385
                                                               --------------

             FRANCE - 0.44%
      1,624  Seloger.com * ................................            82,398
                                                               --------------

             GERMANY - 8.37%
      2,693  Bayer AG .....................................           221,538
     14,215  Demag Cranes AG ..............................           578,142
     16,823  Deutsche Post AG .............................           546,693
      1,594  Siemens AG ...................................           206,541
                                                               --------------
                                                                    1,552,914
                                                               --------------

             GREECE - 3.11%
     12,007  Public Power Corp. S.A. ......................           575,800
                                                               --------------

             HONG KONG - 1.35%
     41,000  AMVIG Holdings, Ltd. .........................            49,139
     46,000  BOC Hong Kong Holdings,
             Ltd. .........................................           115,643
     10,000  Henderson Land Development
             Co., Ltd. ....................................            86,293
                                                               --------------
                                                                      251,075
                                                               --------------


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------
             INDIA - 0.96%
      2,936  ICICI Bank, Ltd. .............................    $      178,391
                                                               --------------

             IRELAND - 3.31%
     16,362  CRH plc ......................................           614,654
                                                               --------------

             ITALY - 1.02%
     25,719  UniCredito Italiano SpA ......................           188,804
                                                               --------------

             JAPAN - 8.97%
     17,000  Daiwa Securities Group, Inc. .................           150,346
     51,000  Hokuhoku Financial
             Group, Inc. ..................................           158,052
      4,300  HOYA Corp. ...................................           117,215
      5,900  Leopalace21 Corp. ............................           142,514
        700  Nintendo Co., Ltd. ...........................           349,931
      5,800  NSD Co., Ltd. ................................            72,339
         85  NTT DoCoMo, Inc. .............................           133,738
     21,000  Sekisui Chemical Co., Ltd. ...................           137,428
         18  Sumitomo Mitsui Financial
             Group, Inc. ..................................           142,245
      1,900  TDK Corp. ....................................           121,386
     10,000  Yamato Holdings Co., Ltd. ....................           139,034
                                                               --------------
                                                                    1,664,228
                                                               --------------

             MALAYSIA - 0.61%
     40,000  Tenaga Nasional Berhad .......................           113,156
                                                               --------------

             PHILIPPINES - 0.76%
     70,000  Manila Electric Co. ..........................           140,525
                                                               --------------

             SINGAPORE - 2.17%
      8,000  DBS Group Holdings, Ltd. .....................           100,199
     39,000  Singapore Telecommunications, Ltd. ...........           101,327
     67,000  Wilmar International, Ltd. ...................           200,012
                                                               --------------
                                                                      401,538
                                                               --------------

             SPAIN - 2.65%
     16,813  Telefonica S.A. ..............................           492,319
                                                               --------------

             SWITZERLAND - 7.33%
      9,546  Compagnie Financiere
             Richemont AG .................................           545,956
        474  Nestle S.A. ..................................           211,846
      2,107  Zurich Financial Services AG .................           600,377
                                                               --------------
                                                                    1,358,179
                                                               --------------

             TAIWAN - 0.59%
      1,500  High Tech Computer Corp., GDR ................           109,500
                                                               --------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL OPPORTUNITIES FUND
JANUARY 31, 2008 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

             UNITED KINGDOM - 11.66%
      7,663  Admiral Group plc ............................        $  149,925
      5,523  Autonomy Corp., plc * ........................            99,746
      8,499  British Land Co., plc ........................           170,622
     15,049  Carnival plc .................................           653,814
     18,128  Compass Group plc ............................           114,742
     10,940  Daily Mail & General
             Trust plc ....................................           115,524
      6,128  Dana Petroleum plc * .........................           161,584
     48,617  Debenhams plc ................................            70,775
      3,695  Lonmin plc ...................................           212,495
     13,867  Man Group plc ................................           152,433
     41,266  Taylor Wimpey plc ............................           148,374
      1,474  Xstrata plc ..................................           112,683
                                                               --------------
                                                                    2,162,717
                                                               --------------

             UNITED STATES - 31.33%
      3,421  Abbott Laboratories ..........................           192,602
      7,600  Adobe Systems, Inc. * ........................           265,468
      2,591  Altria Group, Inc. ...........................           196,450
      2,716  American Express Co. .........................           133,953
     10,412  American Tower Corp.,
             Class A * ....................................           390,762
        935  Apple, Inc. * ................................           126,562
      1,718  Bank of America Corp. ........................            76,193
      1,625  Burlington Northern
             Santa Fe Corp. ...............................           140,595
      7,491  CB Richard Ellis Group, Inc.,
             Class A * ....................................           145,400
      3,179  Citrix Systems, Inc. * .......................           110,057
      6,180  Clear Channel Communications, Inc. ...........           189,788
      3,458  Coach, Inc. * ................................           110,829
     15,761  Comverse Technology, Inc. * ..................           257,692
      7,070  Corrections Corporation
             of America * .................................           187,638
      6,261  CVS/Caremark Corp. ...........................           244,617
     10,207  El Paso Corp. ................................           168,211
      3,500  Freeport-McMoRan Copper &
             Gold, Inc. ...................................           311,605
      2,775  General Cable Corp. * ........................           160,978
      7,648  Herbalife, Ltd. ..............................           303,473
     14,977  Horsehead Holding Corp. * ....................           224,505
        920  International Business
             Machines Corp. ...............................            98,753
      2,168  Merck & Co., Inc. ............................           100,335
      4,748  Owens-Illinois, Inc. * .......................           239,299
      3,119  Peabody Energy Corp. .........................           168,488
      2,712  PepsiCo, Inc. ................................           184,931
        945  Priceline.com, Inc. * ........................           102,552
      2,673  QUALCOMM, Inc. ...............................           113,389


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

             UNITED STATES - (continued)
      5,200  Southern Co. .................................    $      189,020
      2,446  Sunoco, Inc. .................................           152,141
      5,623  The Brink's Co. ..............................           340,923
      5,667  The Williams Companies, Inc. .................           181,174
                                                               --------------
                                                                    5,808,383
                                                               --------------

             TOTAL COMMON STOCK ...........................        17,613,635
             (Cost $18,169,702)7                               --------------

PREFERRED STOCK - 2.68%

             GERMANY - 2.68%
      6,352  Fresenius AG .................................           496,257
                                                               --------------

             TOTAL PREFERRED STOCK ........................           496,257
             (Cost $505,138)                                   --------------

             TOTAL LONG TERM
             INVESTMENTS ..................................        18,109,892
             (Cost $18,674,840)                                --------------

SHORT TERM INVESTMENT - 0.68%

    126,617  Fidelity Institutional
             Treasury Portfolio ...........................           126,617
                                                               --------------

             TOTAL SHORT TERM
             INVESTMENT ...................................           126,617
             (Cost $126,617)                                   --------------

TOTAL INVESTMENTS - 98.35% ................................        18,236,509
             (Cost $18,801,457)                                --------------

NET OTHER ASSETS AND
             LIABILITIES - 1.65% ..........................           305,792
                                                               --------------

TOTAL NET ASSETS - 100.00%.................................    $   18,542,301
                                                               ==============

     *    Non income producing security

     ADR  American Depository Receipt

     GDR  Global Depository Receipt


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL OPPORTUNITIES FUND
JANUARY 31, 2008 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
-------------------------------------------------------------------------------
Electric Utilities.........................................               5.49%
Integrated Telecommunication Services......................               5.07
Diversified Banks..........................................               4.95
Air Freight & Logistics....................................               3.70
Apparel, Accessories & Luxury Goods........................               3.54
Hotels, Resorts & Cruises..................................               3.53
Diversified Metal & Mining.................................               3.50
Other Diversified Financial Services.......................               3.40
Construction Materials.....................................               3.31
Multi-line Insurance.......................................               3.24
Construction & Farm Machinery & Trucks.....................               3.12
Application Software.......................................               2.95
Diversified Commercial & Professional Services.............               2.85
Wireless Telecommunication Services........................               2.83
Health Care Equipment......................................               2.68
Communications Equipment...................................               2.61
Real Estate Management & Development.......................               2.02
Home Entertainment Software................................               1.89
Oil & Gas Storage & Transportation.........................               1.88
Computer Hardware..........................................               1.81
Personal Products..........................................               1.64
Pharmaceuticals............................................               1.58
Oil & Gas Exploration & Products...........................               1.58
Homebuilding...............................................               1.54
Drug Retail................................................               1.32
Metal & Glass Containers...................................               1.29
Electronic Equipment Manufacturing.........................               1.29
Diversified Chemicals......................................               1.19
Precious Metal & Mineral...................................               1.15
Packaged Foods & Meats.....................................               1.14
Industrial Conglomerates...................................               1.11
Agricultural Products......................................               1.08
Tobacco....................................................               1.06
Broadcasting & Cable TV....................................               1.02
Advertising................................................               1.01
Soft Drinks................................................               1.00
Construction & Engineering.................................               0.95
Diversified REIT...........................................               0.92
Coal & Consumable Fuels....................................               0.91


INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
-------------------------------------------------------------------------------
Electric Components & Equipment............................               0.87%
Regional Banks.............................................               0.85
Asset Management & Custody Banks...........................               0.82
Oil & Gas Refining & Marketing.............................               0.82
Investment Banking & Brokerage.............................               0.81
Property & Casualty Insurance..............................               0.81
Railroads..................................................               0.76
Airlines...................................................               0.74
Consumer Finance...........................................               0.72
Highways & Railtracks......................................               0.63
Publishing.................................................               0.62
Restaurants................................................               0.62
Internet Retail............................................               0.55
Department Stores..........................................               0.38
Hypermarkets & Super Centers...............................               0.26
Paper Packaging............................................               0.26
                                                                        -------
Long Term Investments......................................              97.67
Short Term Investment......................................               0.68
                                                                        -------
Total Investments..........................................              98.35
Net Other Assets and Liabilities...........................               1.65
                                                                        -------
                                                                        100.00%
                                                                        =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL TECHNOLOGY FUND
JANUARY 31, 2008
                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

COMMON STOCKS - 92.14%

             CHINA - 4.01%
     42,000  China High Speed
             Transmission Equipment
             Group Co., Ltd. * ............................    $       77,369
    138,250  Focus Media Holding,
             Ltd., ADR * ..................................         6,642,913
     52,100  Suntech Power Holdings Co.,
             Ltd., ADR * ..................................         2,851,433
                                                               --------------
                                                                    9,571,715
                                                               --------------

             DENMARK - 1.69%
     41,500  Vestas Wind Systems A/S * ....................         4,024,330
                                                               --------------

             FINLAND - 3.87%
    250,840  Nokia Oyj ....................................         9,225,292
                                                               --------------

             FRANCE - 2.53%
    100,000  France Telecom S.A. ..........................         3,531,905
     49,136  Seloger.com * ................................         2,493,032
                                                               --------------
                                                                    6,024,937
                                                               --------------

             JAPAN - 3.53%
     44,900  Nihon Dempa Kogyo Co., Ltd ...................         1,560,784
     13,700  Nintendo Co., Ltd. ...........................         6,848,643
                                                               --------------
                                                                    8,409,427
                                                               --------------

             KOREA - 4.10%
     28,655  NHN Corp. * ..................................         6,250,329
      5,500  Samsung Electronics Co., Ltd. ................         3,526,548
                                                               --------------
                                                                    9,776,877
                                                               --------------

             NETHERLANDS - 4.20%
    136,030  ASML Holding N.V. * ..........................         3,624,668
     82,418  Tele Atlas N.V. * ............................         3,237,843
     57,199  TomTom N.V. * ................................         3,158,066
                                                               --------------
                                                                   10,020,577
                                                               --------------

             TAIWAN - 1.41%
    581,328  Powertech Technology,
             Inc., GDR ....................................         3,361,994
                                                               --------------

             UNITED KINGDOM - 7.02%
  1,474,864  ARM Holdings plc .............................         3,450,733
    422,332  Autonomy Corp., plc * ........................         7,627,383
     33,469  NDS Group plc * ..............................         1,807,326
  1,100,000  Vodafone Group plc ...........................         3,860,507
                                                               --------------
                                                                   16,745,949
                                                               --------------


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

             UNITED STATES - 59.78%
    186,740  Adobe Systems, Inc. * ........................    $    6,522,828
     42,873  Amazon.com, Inc. * ...........................         3,331,232
     45,445  Apple, Inc. * ................................         6,151,435
     84,550  Autodesk, Inc. * .............................         3,479,232
    178,777  Automatic Data Processing, Inc. ..............         7,252,983
    144,718  Cisco Systems, Inc. * ........................         3,545,591
     95,701  Citrix Systems, Inc. * .......................         3,313,169
     93,600  Digital River, Inc. * ........................         3,510,000
     73,703  Electronic Arts, Inc. * ......................         3,491,311
     51,250  Garmin, Ltd. .................................         3,697,687
      5,977  Google, Inc., Class A * ......................         3,372,821
     82,111  Hewlett-Packard Co. ..........................         3,592,356
    217,077  Ingram Micro, Inc., Class A * ................         3,859,629
    162,680  Intel Corp. ..................................         3,448,816
    107,648  International Business
             Machines Corp. ...............................        11,554,936
    106,500  Lexmark International, Inc.,
             Class A * ....................................         3,856,365
    118,500  Microchip Technology, Inc. ...................         3,781,335
     62,324  MICROS Systems, Inc. * .......................         3,837,912
    249,971  Microsoft Corp. ..............................         8,149,055
    156,000  Network Appliance, Inc. * ....................         3,622,320
    525,397  ON Semiconductor Corp. * .....................         3,404,573
    349,800  Oracle Corp. * ...............................         7,188,390
     43,267  Priceline.com, Inc. * ........................         4,695,335
    191,000  QUALCOMM, Inc. ...............................         8,102,220
    205,486  Take-Two Interactive Software,
             Inc. * .......................................         3,378,190
    196,421  Tessera Technologies, Inc. * .................         7,693,811
    124,521  Texas Instruments, Inc. ......................         3,851,435
    119,235  Varian Semiconductor
             Equipment Associates, Inc. * .................         3,840,559
    187,500  VistaPrint, Ltd. * ...........................         6,976,875
                                                               --------------
                                                                  142,502,401
                                                               --------------

             TOTAL LONG TERM
             INVESTMENTS                                          219,663,499
             (Cost $225,932,268)                               --------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
GLOBAL TECHNOLOGY FUND
JANUARY 31, 2008 (CONTINUED)
                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

SHORT TERM INVESTMENT - 7.87%

 18,749,455  Fidelity Institutional
             Treasury Portfolio ...........................    $   18,749,455
                                                               --------------

             TOTAL SHORT TERM
             INVESTMENT ...................................        18,749,455
                                                               --------------
             (Cost $18,749,455)

TOTAL INVESTMENTS - 100.01% ...............................       238,412,954
                                                               --------------
             (Cost $244,681,723)

NET OTHER ASSETS AND
             LIABILITIES - (0.01)% ........................          (24,234)
                                                               --------------

TOTAL NET ASSETS - 100.00%.................................    $  238,388,720
                                                               ==============

     *    Non income producing security

     ADR  American Depository Receipt

     GDR  Global Depository Receipts


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                             % OF NET
A PERCENTAGE OF NET ASSETS:                                             ASSETS
-------------------------------------------------------------------------------
Semiconductors.............................................              10.41%
Application Software.......................................               9.54
Computer Hardware..........................................               8.93
Communications Equipment...................................               8.76
Internet Software & Services...............................               8.44
Systems Software...........................................               8.04
Semiconductor Equipment....................................               6.36
Home Entertainment Software................................               5.75
Consumer Electronics.......................................               4.23
Advertising................................................               3.83
Internet Retail............................................               3.37
Computer Storage & Peripheral..............................               3.14
Data Processing & Outsourced Services......................               3.04
Heavy Electrical Equipment.................................               1.72
Wireless Telecommunication Services........................               1.62
Technology Distributors....................................               1.62
Integrated Telecommunication Services......................               1.48
Electric Components & Equipment............................               1.20
Electronic Equipment Manufacturing.........................               0.66
                                                                        -------
Long Term Investments......................................              92.14
Short Term Investment......................................               7.87
                                                                        -------
Total Investments..........................................             100.01
Net Other Assets and Liabilities...........................              (0.01)
                                                                        -------
                                                                        100.00%
                                                                        =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2008

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

COMMON STOCKS - 87.12%

              AUSTRALIA - 1.73%
   2,015,000  BHP Billiton, Ltd. ..........................    $   67,662,346
                                                               --------------

              BELGIUM - 2.07%
     980,000  Fortis VVPR Strip (a) * .....................            14,570
   3,600,000  Fortis ......................................        81,031,708
                                                               --------------
                                                                   81,046,278
                                                               --------------

              CHINA - 5.54%
  59,700,000  Bank of China, Ltd.,
              Class H .....................................        24,353,109
   7,372,000  China Shipping Development
              Co., Ltd. ...................................        19,329,204
     556,125  Focus Media Holding,
              Ltd., ADR * .................................        26,721,806
   4,700,000  Harbin Power Equipment
              Co., Ltd. ...................................        10,682,464
  31,000,000  Huaneng Power International,
              Inc., Class H ...............................        25,388,950
  89,000,000  Industrial & Commercial Bank
              of China, Ltd., Class H .....................        53,089,562
  89,063,000  SRE Group, Ltd. .............................        16,854,745
  23,810,000  Yanzhou Coal Mining Co.,
              Ltd., Class H ...............................        40,612,899
                                                               --------------
                                                                  217,032,739
                                                               --------------

              DENMARK - 1.96%
       7,755  A P Moller - Maersk A/S .....................        76,725,579
                                                               --------------

              FINLAND - 0.68%
     728,729  Nokia Oyj ...................................        26,800,900
                                                               --------------

              FRANCE - 10.32%
     770,159  L'Oreal S.A. ................................        95,243,264
   2,490,777  Rhodia S.A. * ...............................        69,486,150
     476,470  Schneider Electric S.A. .....................        55,257,709
   1,740,219  Sodexho Alliance S.A. (b) ...................        94,447,392
   1,317,032  Vinci S.A. ..................................        89,821,568
                                                               --------------
                                                                  404,256,083
                                                               --------------

              GERMANY - 8.50%
     320,000  Bayer AG ....................................        26,324,621
     972,000  Beiersdorf AG ...............................        75,118,593
     980,000  Continental AG ..............................       101,765,076
     185,874  Puma AG Rudolf
              Dassler Sport ...............................        67,101,555
   1,299,000  SAP AG ......................................        62,575,261
                                                               --------------
                                                                  332,885,106
                                                               --------------


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

              GREECE - 2.48%
   7,750,000  Marfin Investment
              Group S.A. ..................................    $   56,394,943
     665,000  National Bank of
              Greece S.A. .................................        40,734,946
                                                               --------------
                                                                   97,129,889
                                                               --------------

              HONG KONG - 2.86%
   9,437,000  Beijing Enterprises Holdings, Ltd. ..........        40,226,998
   1,850,000  Hang Seng Bank, Ltd. ........................        37,191,142
       7,399  HKC Holdings, Ltd. * ........................               285
  24,565,000  Neo-China Group
              (Holdings), Ltd. (c) ........................        16,035,479
  10,386,000  VST Holdings, Ltd. ..........................         2,259,758
   3,000,000  Wharf Holdings, Ltd. ........................        16,408,191
                                                               --------------
                                                                  112,121,853
                                                               --------------

              IRELAND - 0.44%
     456,359  CRH plc .....................................        17,225,019
                                                               --------------

              ITALY - 3.09%
   7,608,903  Parmalat SpA ................................        27,505,426
   2,690,000  Saipem SpA ..................................        93,551,600
                                                               --------------
                                                                  121,057,026
                                                               --------------

              JAPAN - 17.72%
   7,446,000  Daiwa Securities Group,
              Inc. ........................................        65,851,542
  24,272,000  Hokuhoku Financial
              Group, Inc. .................................        75,220,601
   2,170,000  HOYA Corp. ..................................        59,152,751
   2,914,000  Leopalace21 Corp. ...........................        70,387,384
      48,400  Nintendo Co., Ltd. ..........................        24,195,207
   2,888,000  NSD Co., Ltd. ...............................        36,019,874
      48,319  NTT DoCoMo, Inc. ............................        76,024,700
   9,873,000  Sekisui Chemical Co., Ltd. ..................        64,610,729
      10,398  Sumitomo Mitsui Financial
              Group, Inc. .................................        82,170,223
     950,000  TDK Corp. ...................................        60,693,002
   5,744,000  Yamato Holdings Co., Ltd. ...................        79,861,126
                                                               --------------
                                                                  694,187,139
                                                               --------------

              KOREA - 2.56%
   2,022,490  Hyundai Marine & Fire
              Insurance Co., Ltd. .........................        45,111,576
      90,000  Lotte Shopping Co., Ltd. ....................        31,766,446
     107,500  NHN Corp. * .................................        23,448,280
                                                               --------------
                                                                  100,326,302
                                                               --------------


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2008 (CONTINUED)

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

              NETHERLANDS - 3.08%
   1,630,000  Akzo Nobel N.V. .............................    $  120,610,891
                                                               --------------

              RUSSIA - 2.47%
   2,000,000  OAO Gazprom, ADS ............................        96,742,568
                                                               --------------

              SINGAPORE - 2.72%
   5,239,000  DBS Group Holdings, Ltd. ....................        65,617,610
  32,924,000  Noble Group, Ltd. ...........................        41,097,005
                                                               --------------
                                                                  106,714,615
                                                               --------------

              SPAIN - 2.40%
   1,876,310  Industria de Diseno
              Textil S.A. .................................        94,188,466
                                                               --------------

              SWITZERLAND - 2.98%
     389,420  Compagnie Financiere
              Richemont S.A. ..............................        22,271,730
   1,035,884  Kuehne & Nagel International AG .............        94,356,267
                                                               --------------
                                                                  116,627,997
                                                               --------------

              TURKEY - 2.07%
  10,960,102  Turkiye Halk Bankasi A.S. * .................        81,274,873
                                                               --------------

              UNITED KINGDOM - 8.58%
   1,189,529  Autonomy Corp., plc * .......................        21,483,081
   7,627,179  Capita Group plc ............................        99,925,526
  14,104,801  Debenhams plc ...............................        20,533,398
   8,104,063  Hochschild Mining plc .......................        59,465,582
   1,760,000  Xstrata plc .................................       134,546,724
                                                               --------------
                                                                  335,954,311
                                                               --------------

              UNITED STATES - 2.87%
     674,100  Adobe Systems, Inc. * .......................        23,546,313
     564,400  Citrix Systems, Inc. * ......................        19,539,528
     203,000  International Business
              Machines Corp. ..............................        21,790,020
     270,000  Priceline.com, Inc. * .......................        29,300,400
     426,258  QUALCOMM, Inc. ..............................        18,081,864
                                                               --------------
                                                                  112,258,125
                                                               --------------

              TOTAL COMMON STOCK ..........................     3,412,828,105
              (Cost $3,399,423,406)                            --------------


                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

PREFERRED STOCK - 2.50%

              GERMANY - 2.50%
   1,253,654  Fresenius AG ................................    $   97,942,979
                                                               --------------

              TOTAL PREFERRED STOCK .......................        97,942,979
              (Cost $72,895,910)                               --------------

              TOTAL LONG TERM
              INVESTMENTS .................................     3,510,771,084
              (Cost $3,472,319,316)                            --------------

SHORT TERM INVESTMENTS - 14.04%

 482,098,473  Fidelity Institutional
              Treasury Portfolio ..........................       482,098,473
  67,976,017  State Street Navigator
              Securities Lending
              Prime Portfolio .............................        67,976,017
                                                               --------------

              TOTAL SHORT TERM
              INVESTMENTS .................................       550,074,490
              (Cost $550,074,490)                              --------------

TOTAL INVESTMENTS - 103.66% ...............................     4,060,845,574
              (Cost $4,022,393,806)                            --------------

NET OTHER ASSETS AND
              LIABILITIES - (3.66)% .......................     (143,366,328)
                                                               --------------

TOTAL NET ASSETS - 100.00%.................................    $3,917,479,246
                                                               ==============

     *    Non income producing security

     (a) VVPR strip is an instrument available under Belgian law which improves the tax treatment of the share dividend.

     (b) The security or a partial portion of the security was on loan at January 31, 2008. The total value of securities on loan at January 31, 2008 was $63,946,790, which was collateralized by $67,976,017 invested in State Street Navigator Securities Lending Prime Portfolio.

     (c) Fair valued at January 31, 2008 as determined in good faith using procedures approved by the Trustees of the Trust.

     ADR  American Depository Receipt

     ADS  American Depository Shares


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
INTERNATIONAL OPPORTUNITIES FUND
JANUARY 31, 2008 (CONTINUED)

OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
-------------------------------------------------------------------------------
Diversified Banks..........................................               9.80%
Diversified Metal & Mining.................................               5.16
Marine.....................................................               4.86
Personal Products..........................................               4.35
Application Software.......................................               4.17
Diversified Chemicals......................................               3.75
Investment Banking & Brokerage.............................               3.12
Electronic Equipment Manufacturing.........................               3.06
Real Estate Management & Development.......................               3.06
Tires & Rubber.............................................               2.60
Human Resources & Employment Services......................               2.55
Health Care Equipment......................................               2.50
Integrated Oil & Gas.......................................               2.47
Restaurants................................................               2.41
Apparel Retail.............................................               2.40
Oil & Gas Equipment & Services.............................               2.39
Construction & Engineering.................................               2.29
Other Diversified Financial Services.......................               2.07
Air Freight & Logistics....................................               2.04
Wireless Telecommunication Services........................               1.94
Regional Banks.............................................               1.92
Specialty Chemicals........................................               1.77
Footwear...................................................               1.71
Homebuilding...............................................               1.65
Precious Metal & Mineral...................................               1.52
Electric Components & Equipment............................               1.41
Department Stores..........................................               1.34
Property & Casualty Insurance..............................               1.15
Communications Equipment...................................               1.15
Trading Company & Distribution.............................               1.05
Coal & Consumable Fuels....................................               1.04
Industrial Conglomerates...................................               1.03
Internet Retail............................................               0.75
Packaged Foods & Meats.....................................               0.70
Advertising................................................               0.68
Industrial Power Products..................................               0.65
Home Entertainment Software................................               0.62
Internet Software & Services...............................               0.60
Apparel, Accessories & Luxury Goods........................               0.57
Computer Hardware..........................................               0.55
Construction Materials.....................................               0.44
Heavy Electrical Equipment.................................               0.27
Technology Distributors....................................               0.06
                                                                        -------
Long Term Investments......................................              89.62
Short Term Investments.....................................              14.04
                                                                        -------
Total Investments..........................................             103.66
Net Other Assets and Liabilities...........................              (3.66)
                                                                        -------
                                                                        100.00%
                                                                        =======

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
JAPAN-ASIA FOCUS FUND
JANUARY 31, 2008

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

COMMON STOCKS - 96.81%

             CHINA - 1.14%
  1,950,000  Bank of China, Ltd. Class H ..................    $      795,453
                                                               --------------

             JAPAN - 92.63%
     88,000  Aeon Co., Ltd. ...............................         1,067,208
    127,000  Bridgestone Corp. ............................         2,155,630
    155,000  Daiwa Securities Group, Inc. .................         1,370,802
    851,000  Furukawa-Sky Aluminum Corp. ..................         2,012,341
    114,890  Hitachi Systems & Services, Ltd. .............         2,317,432
    720,000  Hokuhoku Financial Group, Inc. ...............         2,231,330
     66,600  HOYA Corp. ...................................         1,815,472
     43,200  ITOCHU Techno-Solutions Corp. ................         1,240,924
    361,000  Kanto Tsukuba Bank, Ltd. .....................         2,116,824
     42,600  Kappa Create Co., Ltd. .......................         1,004,365
    113,000  Leopalace21 Corp. ............................         2,729,504
    315,700  Mitsubishi UFJ Financial
             Group, Inc. ..................................         3,126,790
        495  Nippon Paper Group, Inc. .....................         1,157,841
        209  Nippon Telegraph &
             Telephone Corp. ..............................         1,000,196
  1,222,000  Nishi-Nippon City Bank, Ltd. .................         3,291,472
     36,600  NS Solutions Corp. ...........................         1,110,199
    107,000  NSD Co., Ltd. ................................         1,334,531
      1,742  NTT DoCoMo, Inc. .............................         2,740,848
    133,300  Otsuka Kagu, Ltd. ............................         1,573,083
     70,200  Resorttrust, Inc. ............................         1,182,505
    515,000  Sekisui Chemical Co., Ltd. ...................         3,370,255
    133,000  Sekisui House Ltd ............................         1,471,929
    154,400  Shinko Electric Industries
             Co., Ltd. ....................................         2,668,216
        340  Sumitomo Mitsui Financial
             Group, Inc. ..................................         2,686,851
    130,000  Tadano, Ltd. .................................         1,223,700
     32,000  Takeda Pharmaceutical Co., Ltd. ..............         1,943,378
     48,300  TDK Corp. ....................................         3,085,760
     87,210  Token Corp. ..................................         3,056,976
     66,000  Toyo Seikan Kaisha, Ltd. .....................         1,199,514
    790,000  Ube Industries, Ltd. .........................         2,470,747
     97,300  Xebio Co., Ltd. ..............................         2,212,769
    193,000  Yamato Holdings Co., Ltd. ....................         2,683,356
                                                               --------------
                                                                   64,652,748
                                                               --------------

             MALAYSIA - 1.62%%
    400,000  Tenaga Nasional Berhad .......................         1,131,557
                                                               --------------

             SINGAPORE - 1.42%
     79,000  DBS Group Holdings, Ltd. .....................           989,462
                                                               --------------


             TOTAL LONG TERM
             INVESTMENTS ..................................        67,569,220
             (Cost $81,408,587)                                --------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

SHORT TERM INVESTMENT - 2.17%
1,512,514    Fidelity Institutional
             Treasury Portfolio ...........................    $    1,512,514
                                                               --------------

             TOTAL SHORT TERM
             INVESTMENT ...................................         1,512,514
             (Cost $1,512,514)                                 --------------

TOTAL INVESTMENTS - 98.98% ................................        69,081,734
             (Cost $82,921,101)                                --------------

NET OTHER ASSETS AND
             LIABILITIES - 1.02% ..........................           715,319
                                                               --------------

TOTAL NET ASSETS - 100.00%.................................    $   69,797,053
                                                               ==============


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
-------------------------------------------------------------------------------
Homebuilding...............................................              11.32%
Regional Banks.............................................              10.95
Diversified Banks..........................................              10.89
Electronic Equipment Manufacturing.........................               7.02
IT Consulting & Other Services.............................               6.69
Wireless Telecommunication Services........................               3.93
Real Estate Management & Development.......................               3.91
Air Freight & Logistics....................................               3.85
Semiconductors.............................................               3.82
Diversified Chemicals......................................               3.54
Specialty Stores...........................................               3.17
Tires & Rubber.............................................               3.09
Aluminum...................................................               2.88
Pharmaceuticals............................................               2.79
Home Furnishing Retail.....................................               2.25
Investment Banking & Brokerage.............................               1.96
Application Software.......................................               1.91
Construction & Farm Machinery & Trucks.....................               1.75
Metal & Glass Containers...................................               1.72
Hotels, Resorts & Cruises..................................               1.69
Paper Products.............................................               1.66
Electric Utilities.........................................               1.62
Hypermarkets & Super Centers...............................               1.53
Restaurants................................................               1.44
Integrated Telecommunication Services......................               1.43
                                                                        -------
Long Term Investments......................................              96.81
Short Term Investment......................................               2.17
                                                                        -------
Total Investments..........................................              98.98
Net Other Assets and Liabilities...........................               1.02
                                                                        -------
                                                                        100.00%
                                                                        =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
US FOCUS FUND
JANUARY 31, 2008

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

COMMON STOCKS - 92.60%

             AIRLINES - 2.37%
     11,059  ACE Aviation Holdings, Inc.,
             Class A (Canada) * ...........................    $      247,604
      1,339  Jazz Air Income Fund
             (Canada) * ...................................            10,322
                                                               --------------
                                                                      257,926
                                                               --------------

             BEVERAGES - 3.19%
      5,093  PepsiCo, Inc. ................................           347,292
                                                               --------------

             COMMERCIAL SERVICES
             & SUPPLIES - 7.05%
     13,542  Corrections Corporation
             of America * .................................           359,405
      6,731  The Brink's Co. ..............................           408,100
                                                               --------------
                                                                      767,505
                                                               --------------

             COMMUNICATIONS
             EQUIPMENT - 4.03%
      3,669  Cisco Systems, Inc. * ........................            89,890
     21,354  Comverse Technology, Inc. * ..................           349,138
                                                               --------------
                                                                      439,028
                                                               --------------

             COMPUTER &
             PERIPHERAL - 3.84%
      2,610  Apple, Inc. * ................................           353,290
        600  International Business
             Machines Corp. ...............................            64,404
                                                               --------------
                                                                      417,694
                                                               --------------

             CONSTRUCTION &
             ENGINEERING - 3.20%
      8,084  SNC-Lavalin Group,
             Inc. (Canada) ................................           347,659
                                                               --------------

             CONSUMER FINANCE - 2.66%
      5,858  American Express Co. .........................           288,917
                                                               --------------

             CONTAINERS &
             PACKAGING - 4.17%
      9,000  Owens-Illinois, Inc. * .......................           453,600
                                                               --------------

             DIVERSIFIED FINANCIAL
             SERVICES - 1.44%
      3,523  Bank of America Corp. ........................           156,245
                                                               --------------

             DIVERSIFIED TELECOMMUNICATION
             SERVICES - 2.31%
      7,235  BCE, Inc. (Canada) ...........................           251,555
                                                               --------------

             ELECTRIC UTILITIES - 3.51%
     10,500  Southern Co. .................................           381,675
                                                               --------------

                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

             ELECTRICAL EQUIPMENT - 3.01%
      5,642  General Cable Corp. * ........................    $      327,292
                                                               --------------

             FOOD & STAPLES
             RETAILING - 2.84%
      7,911  CVS/Caremark Corp. ...........................           309,083
                                                               --------------

             HOUSEHOLD DURABLES - 0.66%
      1,000  Garmin, Ltd. .................................            72,150
                                                               --------------

             INTERNET RETAIL - 1.05%
      1,050  Priceline.com, Inc. * ........................           113,946
                                                               --------------

             INTERNET SOFTWARE
             & SERVICES - 0.68%
      2,000  VistaPrint, Ltd. * ...........................            74,420
                                                               --------------

             MEDIA - 3.01%
      2,265  Aeroplan Income Fund
             (Canada) .....................................            46,020
      2,009  Aeroplan Income Fund
             (Canada) * ...................................            40,818
      7,850  Clear Channel
             Communications, Inc. .........................           241,073
                                                               --------------
                                                                      327,911
                                                               --------------

             METAL & MINING - 5.35%
      3,559  Freeport-McMoRan Copper
             & Gold, Inc. .................................           316,858
     17,727  Horsehead Holding Corp. * ....................           265,727
                                                               --------------
                                                                      582,585
                                                               --------------

             OIL, GAS & CONSUMABLE
             FUELS - 10.56%
     10,319  El Paso Corp .................................           170,057
      6,106  Peabody Energy Corp. .........................           329,846
      4,800  Sunoco, Inc. .................................           298,560
     10,970  The Williams Companies, Inc. .................           350,711
                                                               --------------
                                                                    1,149,174
                                                               --------------

             PERSONAL PRODUCTS - 2.90%
      7,945  Herbalife, Ltd. ..............................           315,258
                                                               --------------

             PHARMACEUTICALS - 5.36%
      6,861  Abbott Laboratories ..........................           386,274
      4,250  Merck & Co., Inc. ............................           196,690
                                                               --------------
                                                                      582,964
                                                               --------------

             ROAD & RAIL - 2.62%
      3,300  Burlington Northern
             Santa Fe Corp. ...............................           285,516
                                                               --------------

             REAL ESTATE MANAGEMENT &
             DEVELOPMENT - 2.64%
     14,795  CB Richard Ellis Group,
             Inc., Class A * ..............................           287,171
                                                               --------------

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
US FOCUS FUND
JANUARY 31, 2008 (CONTINUED)
                                                                     VALUE
   SHARES                                                           (NOTE 2)
-----------------------------------------------------------------------------

             SEMICONDUCTOR &
             SEMICONDUCTOR
             EQUIPMENT - 0.82%
     13,800  ON Semiconductor Corp. * .....................    $       89,424
                                                               --------------

             SOFTWARE - 5.71%
     11,693  Adobe Systems, Inc. * ........................           408,436
      2,639  Autodesk, Inc. * .............................           108,595
      3,000  Citrix Systems, Inc. * .......................           103,860
                                                               --------------
                                                                      620,891
                                                               --------------

             TEXTILE, APPAREL &
             LUXURY GOODS - 1.96%
      6,658  Coach, Inc. * ................................           213,389
                                                               --------------

             TOBACCO - 2.32%
      3,330  Altria Group, Inc. ...........................           252,481
                                                               --------------

             WIRELESS TELECOMMUNICATION
             SERVICES - 3.34%
      9,676  American Tower Corp.,
             Class A * ....................................           363,140
                                                               --------------

             TOTAL LONG TERM
             INVESTMENTS ..................................        10,075,891
             (Cost $9,716,909)                                 --------------

SHORT TERM INVESTMENT - 2.64%

    287,251  Fidelity Institutional
             Treasury Portfolio ...........................           287,251
                                                               --------------

             TOTAL SHORT TERM
             INVESTMENT ...................................           287,251
             (Cost $287,251)                                   --------------

TOTAL INVESTMENTS - 95.24% ................................        10,363,142
             (Cost $10,004,160)                                --------------

NET OTHER ASSETS AND
             LIABILITIES - 4.76% ..........................           517,773
                                                               --------------

TOTAL NET ASSETS - 100.00%.................................    $   10,880,915
                                                               ==============

     *    Non income producing security


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
                                                                                                              (UNAUDITED)
WORLDWIDE INCOME FUND
JANUARY 31, 2008
       FACE                                                                                                       VALUE
      AMOUNT                                                                       COUPON    MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS - 67.42%

                  BELGIUM - 2.44%
USD    1,515,000  Petroplus Finance, Ltd. (a)                                      7.000%      5/1/17       $  1,382,438
EUR    1,900,000  WDAC Subsidiary Corp.                                            8.500      12/1/14          2,393,957
                                                                                                            ------------
                                                                                                               3,776,395
                                                                                                            ------------

                  CANADA - 1.84%
EUR    2,000,000  Bombardier, Inc.                                                 7.250     11/15/16          2,847,029
                                                                                                            ------------

                  CROATIA - 0.49%
EUR      550,000  Agrokor D.D.                                                     7.000     11/23/11            765,435
                                                                                                            ------------

                  DENMARK - 1.71%
EUR    1,900,000  S Funding AS                                                     8.875      5/15/16          2,641,121
                                                                                                            ------------

                  FINLAND - 0.80%
EUR    1,000,000  M-real OYJ (b)                                                   9.323     12/15/10          1,243,773
                                                                                                            ------------

                  FRANCE - 4.49%
USD      400,000  AXA S.A. (c)                                                     7.100      11/7/08            400,000
EUR      200,000  Belvedere S.A. (a) (b)                                           7.825      5/15/13            257,199
EUR    1,900,000  Belvedere S.A. (b)                                               7.825      5/15/13          2,443,390
USD    3,000,000  Credit Agricole S.A. (a) (c)                                     6.637      5/31/17          2,733,003
EUR      800,000  Crown European Holdings S.A.                                     6.250       9/1/11          1,126,918
                                                                                                            ------------
                                                                                                               6,960,510
                                                                                                            ------------

                  GERMANY - 3.85%
EUR    2,000,000  Cognis GmbH                                                      9.500      5/15/14          2,571,990
EUR      750,000  Escada AG                                                        7.500       4/1/12            869,719
USD      400,000  Kabel Deutschland GmbH                                          10.625       7/1/14            407,000
EUR    1,400,000  Kabel Deutschland GmbH                                          10.750       7/1/14          2,112,599
                                                                                                            ------------
                                                                                                               5,961,308
                                                                                                            ------------

                  GREECE - 0.26%
EUR      300,000  Hellas Telecommunications Luxembourg V (b)                       8.076     10/15/12            409,772
                                                                                                            ------------

                  IRELAND - 1.76%
EUR      300,000  BCM Ireland Finance, Ltd. (a) (b)                                9.575      8/15/16            409,214
EUR    1,700,000  BCM Ireland Finance, Ltd. (a)                                    9.575      8/15/16          2,318,879
                                                                                                            ------------
                                                                                                               2,728,093
                                                                                                            ------------
                  ITALY - 3.38%
EUR      300,000  Lighthouse International Co., S.A.                               8.000      4/30/14            427,612
EUR    1,900,000  Lottomatica SpA (b)                                              8.250      3/31/66          2,499,885
EUR    1,000,000  Wind Acquisition Finance S.A.                                    9.750      12/1/15          1,510,858
USD      750,000  Wind Acquisition Finance S.A. (a)                               10.750      12/1/15            798,750
                                                                                                            ------------
                                                                                                               5,237,105
                                                                                                            ------------

                  LUXEMBOURG - 3.49%
EUR    1,450,000  Cablecom Luxembourg SCA                                          8.000      11/1/16          1,897,028
EUR    1,900,000  Hellas Telecommunications Luxembourg II (b)                     10.576      1/15/15          2,220,943
USD    1,700,000  Nell AF Sarl (a)                                                 8.375      8/15/15          1,292,000
                                                                                                            ------------
                                                                                                               5,409,971
                                                                                                            ------------


                       See Notes to Financial Statements.

                                       34

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
                                                                                                              (UNAUDITED)
WORLDWIDE INCOME FUND
JANUARY 31, 2008 (CONTINUED)
       FACE                                                                                                       VALUE
      AMOUNT                                                                       COUPON    MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  NETHERLANDS - 6.72%
USD    2,575,000  Allianz Finance II B.V. (c)                                      7.250%     3/10/08       $  2,572,829
USD    2,000,000  Arran Corporate Loans B.V. (b)                                   8.176      6/20/25          1,793,600
USD      500,000  Impress Holdings B.V. (a) (b)                                    7.383      9/15/13            462,500
EUR    2,000,000  Impress Holdings B.V. (b)                                        7.701      9/15/13          2,713,226
USD    3,000,000  Lukoil International Finance B.V. (a)                            6.356       6/7/17          2,865,000
                                                                                                            ------------
                                                                                                              10,407,155
                                                                                                            ------------

                  NORWAY - 1.88%
EUR      400,000  Nordic Telephone Company ApS                                     8.250       5/1/16            567,919
EUR    1,600,000  Nordic Telephone Company ApS (b)                                 9.881       5/1/16          2,343,038
                                                                                                            ------------
                                                                                                               2,910,957
                                                                                                            ------------

                  RUSSIA - 0.19%
USD      300,000  VTB Capital S.A. (a)                                             6.250      6/30/35            289,890
                                                                                                            ------------

                  UKRAINE - 1.46%
USD    2,300,000  City of Kiev                                                     8.000      11/6/15          2,267,135
                                                                                                            ------------

                  UNITED KINGDOM - 18.03%
USD    3,000,000  Aberdeen Asset Management plc (c)                                7.900      5/29/12          2,673,750
GBP      350,000  Allied Domecq Financial Services plc                             6.625      6/12/14            696,290
USD    3,250,000  Barclays Bank plc (a) (c)                                        5.926     12/15/16          3,030,102
USD    2,250,000  Catlin Insurance Co., Ltd. (a) (c)                               7.249      1/19/17          2,022,367
EUR      400,000  FKI plc                                                          6.625      2/22/10            511,425
EUR      260,000  Invensys plc                                                     9.875      3/15/11            407,318
EUR    1,600,000  Lehman Brothers UK Capital Funding IV LP (c)                     5.750      4/25/12          1,849,454
USD    3,191,000  Lloyds TSB Group plc (a) (c)                                     6.267     11/14/16          2,826,495
GBP    1,550,000  NTL Cable plc                                                    9.750      4/15/14          2,689,265
USD    3,000,000  Old Mutual Capital Funding (c)                                   8.000     12/22/08          2,985,000
GBP      400,000  Pipe Holding plc                                                 7.750      11/1/11            775,534
USD    3,700,000  Royal Bank of Scotland Group plc (c)                             7.640      9/29/17          3,796,008
USD    4,000,000  Standard Chartered plc (c)                                       6.409      1/30/17          3,675,000
                                                                                                            ------------
                                                                                                              27,938,008
                                                                                                            ------------

                  UNITED STATES - 14.63%
USD    3,000,000  AXA S.A. (a) (c)                                                 6.463     12/14/18          2,617,920
USD    1,900,000  BayernLB Capital Trust I (c)                                     6.203      5/31/17          1,639,529
EUR      900,000  Central European Distribution Corp.                              8.000      7/25/12          1,244,367
GBP    1,400,000  Constellation Brands, Inc.                                       8.500     11/15/09          2,749,170
EUR      650,000  Fresenius Medical Care Capital Trust V (Preferred)               7.375      6/15/11            990,514
GBP    1,450,000  HCA, Inc.                                                        8.750      11/1/10          2,941,065
USD    1,550,000  Hertz Corp.                                                      8.875       1/1/14          1,503,500
USD    1,400,000  Hertz Corp.                                                     10.500       1/1/16          1,352,750
EUR      450,000  Huntsman International LLC (a)                                   7.500       1/1/15            652,289
EUR    2,000,000  Levi Strauss & Co.                                               8.625       4/1/13          2,627,741
USD      300,000  Mohegan Tribal Gaming Authority                                  6.125      2/15/13            282,750
EUR      400,000  Rockwood Specialties Group, Inc.                                 7.625     11/15/14            523,318
USD      500,000  Sungard Data Systems, Inc. (a)                                  10.250      8/15/15            502,500
USD    1,500,000  Swiss Re Capital I LP (a) (c)                                    6.854      5/25/16          1,453,295
GBP      300,000  WMG Acquisition Corp.                                            8.125      4/15/14            432,510
USD    1,200,000  Wynn Las Vegas LLC                                               6.625      12/1/14          1,162,500
                                                                                                            ------------
                                                                                                              22,675,718
                                                                                                            ------------

                  TOTAL CORPORATE BONDS                                                                      104,469,375
                  (Cost $109,072,525)                                                                       ------------

                       See Notes to Financial Statements.

                                       35

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
                                                                                                              (UNAUDITED)
WORLDWIDE INCOME FUND
JANUARY 31, 2008 (CONTINUED)

       FACE                                                                                                       VALUE
      AMOUNT                                                                       COUPON    MATURITY           (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
FOREIGN SOVEREIGN BONDS - 16.20%

                  ARGENTINA - 2.64%
USD    7,400,000  Republic of Argentina (b)                                        3.084%      8/3/12       $  4,082,950
                                                                                                            ------------

                  BRAZIL - 1.72%
USD    2,600,000  Federal Republic of Brazil                                       6.000      1/17/17          2,658,500
                                                                                                            ------------

                  COLUMBIA - 1.33%
USD    1,800,000  Republic of Columbia                                             8.250     12/22/14          2,064,600
                                                                                                            ------------

                  DOMINICAN REPUBLIC - 1.11%
USD    1,530,170  Dominican Republic                                               9.040      1/23/18          1,725,266
                                                                                                            ------------

                  EL SALVADOR - 1.29%
USD    1,800,000  Republic of El Salvador                                          8.500      7/25/11          2,000,700
                                                                                                            ------------

                  INDONESIA - 0.67%
USD    1,000,000  Republic of Indonesia                                            6.750      3/10/14          1,031,169
                                                                                                            ------------

                  PHILIPPINES - 0.88%
USD    1,200,000  Republic of Philippines                                          8.000      1/15/16          1,368,000
                                                                                                            ------------

                  SRI LANKA - 2.53%
USD    4,300,000  Republic of Sri Lanka (a)                                        8.250     10/24/12          3,913,000
                                                                                                            ------------

                  TURKEY - 2.85%
USD    3,900,000  Republic of Turkey                                               9.000      6/30/11          4,419,090
                                                                                                            ------------

                  URUGUAY - 1.18%
USD    1,500,000  Republic of Uruguay                                              9.250      5/17/17          1,830,000
                                                                                                            ------------

                  TOTAL FOREIGN SOVEREIGN BONDS                                                               25,093,275
                  (Cost $25,227,127)                                                                        ------------

                  TOTAL CORPORATE AND FOREIGN SOVEREIGN BONDS                                                129,562,650
                  (Cost $134,299,652)                                                                       ------------
      SHARES
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS - 8.58%

                  AUSTRALIA - 0.61%
          10,000  Commonwealth Bank of Australia                                                                 450,598
         195,000  Telstra Corp., Ltd.                                                                            495,535
                                                                                                            ------------
                                                                                                                 946,133
                                                                                                            ------------
                  FINLAND - 0.38%
          12,000  Elisa Oyj                                                                                      340,213
           6,250  Fortum Oyj                                                                                     252,775
                                                                                                            ------------
                                                                                                                 592,988
                                                                                                            ------------

                       See Notes to Financial Statements.

                                       36

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
                                                                                                              (UNAUDITED)
WORLDWIDE INCOME FUND
JANUARY 31, 2008 (CONTINUED)

                                                                                                                 VALUE
      SHARES                                                                                                   (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
                  FRANCE - 0.36%
          10,400  Sodexho Alliance S.A.                                                                     $    564,442
                                                                                                            ------------

                  GERMANY - 0.32%
           3,800  Siemens AG                                                                                     492,381
                                                                                                            ------------

                  NETHERLANDS - 0.28%
          13,500  ING Groep N.V.                                                                                 439,506
                                                                                                            ------------

                  NEW ZEALAND - 0.32%
         157,778  Telecom Corp. of New Zealand, Ltd.                                                             500,631
                                                                                                            ------------

                  NORWAY - 0.21%
          23,000  ProSafe SE                                                                                     331,099
                                                                                                            ------------

                  SINGAPORE - 0.43%
         212,000  Singapore Press Holdings, Ltd.                                                                 659,903
                                                                                                            ------------

                  SOUTH AFRICA - 0.09%
          86,000  Woolworths Holdings, Ltd.                                                                      135,620
                                                                                                            ------------

                  SOUTH KOREA - 0.39%
          42,000  Korea Exchange Bank                                                                            607,923
                                                                                                            ------------

                  UNITED KINGDOM - 2.94%
          44,000  Barclays plc                                                                                   414,822
          52,292  BP plc                                                                                         554,694
          15,516  British American Tobacco plc                                                                   555,667
          28,000  British Land Co., plc                                                                          562,116
          30,000  BT Group plc                                                                                   155,853
          85,000  Electrocomponents plc                                                                          322,686
          36,000  GKN plc                                                                                        189,835
          21,100  GlaxoSmithKline plc                                                                            498,019
         180,000  Kingston Communications plc                                                                    158,242
          19,050  Scottish & Southern Energy plc                                                                 578,835
         200,000  Smiths News plc                                                                                416,682
          51,000  Topps Tiles plc                                                                                144,354
                                                                                                            ------------
                                                                                                               4,551,805
                                                                                                            ------------

                  UNITED STATES - 2.25%
          19,400  Atmos Energy Corp.                                                                             557,168
           9,804  Bank of America Corp.                                                                          434,808
             500  Bank of America Corp.                                                                          561,000
          10,020  H.J. Heinz Co.                                                                                 426,451
           9,708  Progress Energy, Inc.                                                                          438,510
           9,825  Reynolds American, Inc.                                                                        622,217
          11,537  Verizon Communications, Inc.                                                                   448,097
                                                                                                            ------------
                                                                                                               3,488,251
                                                                                                            ------------

                  TOTAL COMMON STOCK                                                                          13,310,682
                  (Cost $14,445,041)                                                                        ------------

                  TOTAL LONG TERM INVESTMENTS                                                                142,873,332
                  (Cost $148,744,693)                                                                       ------------

                       See Notes to Financial Statements.

                                       37

HENDERSON GLOBAL FUNDS
                                                                                                PORTFOLIO OF INVESTMENTS
                                                                                                              (UNAUDITED)
WORLDWIDE INCOME FUND
JANUARY 31, 2008 (CONTINUED)
                                                                                                                 VALUE
      SHARES                                                                                                   (NOTE 2)
------------------------------------------------------------------------------------------------------------------------
SHORT TERM INVESTMENT - 7.92%

      12,267,146  Fidelity Institutional Treasury Portfolio                                                 $ 12,267,146
                                                                                                            ------------

                  TOTAL SHORT TERM INVESTMENT                                                                 12,267,146
                  (Cost $12,267,146)                                                                        ------------


TOTAL INVESTMENTS - 100.12%                                                                                  155,140,478
                  (Cost $161,011,839)                                                                       ------------


NET OTHER ASSETS AND LIABILITIES - (0.12)%                                                                      (192,239)
                                                                                                            ------------

TOTAL NET ASSETS - 100.00%                                                                                  $154,948,239
                                                                                                            ============

(a) 144A securities are those that are exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may only be resold in transactions exempt from registration which are normally those transactions with qualified institutional buyers.

(b) Security is a floating rate bond where the interest rate is adjusted quarterly according to LIBOR interest rate changes.

(c) Maturity date is perpetual. Maturity date presented represents the next call date.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                        PORTFOLIO OF INVESTMENTS
                                                                     (UNAUDITED)
WORLDWIDE INCOME FUND
JANUARY 31, 2008 (CONTINUED)


OTHER INFORMATION:

INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
-------------------------------------------------------------------------------
Sovereign..................................................              16.20%
Banking....................................................              15.86
Insurance..................................................               5.85
Telecommunication - Integrated.............................               5.66
Media - Cable..............................................               4.32
Beverage...................................................               3.97
Investments & Miscellaneous Finance........................               3.65
Packaging..................................................               2.78
Energy.....................................................               2.74
Gaming.....................................................               2.55
Health Services............................................               2.54
Chemicals..................................................               2.42
Apparel/Textiles...........................................               2.26
Special Purpose Vehicle....................................               1.99
Support Services...........................................               1.84
Diversified Manufacturing..................................               1.84
Building...................................................               1.70
Advertising Services.......................................               1.55
Telecommunication - Wireless...............................               1.49
Integrated Telecommunication Services......................               1.03
Electric Utilities.........................................               0.82
Wholesale..................................................               0.80
Paper......................................................               0.80
Tobacco....................................................               0.76
Publishing.................................................               0.70
Diversified Capital........................................               0.59
Technology Distributors....................................               0.53
Steel Production...........................................               0.50
Food - Miscellaneous Diversified...........................               0.49
Food & Staples Retailing...................................               0.36


INDUSTRY CONCENTRATION AS                                              % OF NET
A PERCENTAGE OF NET ASSETS:                                              ASSETS
-------------------------------------------------------------------------------
Diversified REIT...........................................               0.36%
Gas Utilities..............................................               0.36
Integrated Oil & Gas.......................................               0.36
Software/Services..........................................               0.32
Pharmaceuticals............................................               0.32
Other Diversified Financial Services.......................               0.28
Media Services.............................................               0.28
Media - Diversified........................................               0.28
Packaged Foods & Meats.....................................               0.28
Cable TV...................................................               0.26
Oil & Gas Equipment & Services.............................               0.21
Auto Parts & Equipment.....................................               0.12
Home Improvement Retail....................................               0.09
Department Stores..........................................               0.09
                                                                        -------
Long Term Investments......................................              92.20
Short Term Investment......................................               7.92
                                                                        -------
Total Investments..........................................             100.12
Net Other Assets and Liabilities...........................              (0.12)
                                                                        -------
                                                                        100.00%
                                                                        =======


                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENT OF ASSETS AND LIABILITIES
JANUARY 31, 2008
                                                                EUROPEAN           GLOBAL EQUITY                 GLOBAL
                                                                   FOCUS                  INCOME          OPPORTUNITIES
                                                                    FUND                    FUND                   FUND
========================================================================================================================
ASSETS:
Investments, at value
   Securities                                             $1,183,274,994            $323,127,764            $18,109,892
   Short-Term investments                                      7,717,903              15,993,962                126,617
------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                1,190,992,897             339,121,726             18,236,509
Cash                                                                  --                      --                     --
Foreign cash, at value                                         1,133,521                 851,857                  1,902
Dividends and interest receivable                              1,205,139               2,042,827                 22,237
Receivable from investment adviser                                    --                   6,939                 14,663
Receivable for investment securities sold                     21,892,735                      --              2,011,789
Receivable for fund shares sold                                2,495,308               5,324,894                149,873
Prepaid expenses and other assets                                 96,585                  47,181                 19,922
------------------------------------------------------------------------------------------------------------------------
   Total Assets                                            1,217,816,185             347,395,424             20,456,895
------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                    5,876,789               9,935,635              1,174,289
Payable for collateral on securities loaned                           --                      --                     --
Payable for fund shares redeemed                               2,922,978                 468,073                201,018
Foreign cash payable, at value                                        --                      --                     --
Payable to custodian                                             128,136                      --                417,494
Payable for dividends                                                 --                   2,556                     --
Payable to investment adviser                                  1,122,060                 293,564                 21,002
Payable for 12b-1 distribution and service fees                  492,640                 167,075                  7,585
Forward foreign currency contracts                             2,558,827                 671,015                 34,422
Accrued expenses and other payables                              456,391                 127,559                 58,784
------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                          13,557,821              11,665,477              1,914,594
------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $1,204,258,364            $335,729,947            $18,542,301
========================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                           $1,158,564,327            $362,245,856            $19,929,864
Accumulated undistributed net investment income/(loss)       (30,824,725)                751,138                (25,640)
Accumulated net realized gain/(loss) on investments           38,391,177                (175,042)              (763,720)
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                          38,127,585             (27,092,005)              (598,203)
------------------------------------------------------------------------------------------------------------------------
                                                          $1,204,258,364            $335,729,947            $18,542,301
========================================================================================================================
NET ASSETS:
Class A Shares                                              $849,392,606            $181,469,375            $13,389,075
========================================================================================================================
Class B Shares                                                59,466,477                     N/A                    N/A
========================================================================================================================
Class C Shares                                               295,399,281             154,260,572              5,153,226
========================================================================================================================
Class R Shares                                                      N/A                      N/A                    N/A
========================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)        27,617,244              17,937,718              1,238,073
========================================================================================================================
Class B Shares (unlimited number of shares authorized)         2,025,456                     N/A                    N/A
========================================================================================================================
Class C Shares (unlimited number of shares authorized)        10,062,302              15,290,094                471,742
========================================================================================================================
Class R Shares (unlimited number of shares authorized)               N/A                     N/A                    N/A
========================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                    $30.76                  $10.12                 $10.81
------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                             5.75%                   5.75%                  5.75%
Maximum offering price per share                                  $32.64                  $10.74                 $11.47
========================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                      $29.36                     N/A                    N/A
========================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                      $29.36                  $10.09                 $10.92
========================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                         N/A                     N/A                    N/A
========================================================================================================================
Investments, at cost                                      $1,150,291,364            $365,539,196            $18,801,457
========================================================================================================================
Foreign cash, at cost                                         $1,114,248                $848,969                 $1,900
========================================================================================================================
                                                                GLOBAL   INTERNATIONAL    JAPAN-ASIA              US      WORLDWIDE
                                                            TECHNOLOGY   OPPORTUNITIES         FOCUS           FOCUS         INCOME
                                                                  FUND            FUND          FUND            FUND           FUND
===================================================================================================================================
ASSETS:
Investments, at value
   Securities                                             $219,663,499  $3,510,771,084   $67,569,220     $10,075,891   $142,873,332
   Short-Term investments                                   18,749,455     550,074,490     1,512,514         287,251     12,267,146
-----------------------------------------------------------------------------------------------------------------------------------
Total investments, at value                                238,412,954   4,060,845,574    69,081,734      10,363,142    155,140,478
Cash                                                                --              --            --              --         18,748
Foreign cash, at value                                       1,291,016       2,337,836        34,572              --         14,180
Dividends and interest receivable                              102,469       4,014,149        69,473          12,319      2,481,451
Receivable from investment adviser                                  --              --            --          11,532         16,975
Receivable for investment securities sold                    6,766,537      26,297,341       916,021       1,179,800             --
Receivable for fund shares sold                              1,353,105      25,562,277       283,758          35,680      2,682,402
Prepaid expenses and other assets                               40,305         162,869        22,349          10,311         30,118
-----------------------------------------------------------------------------------------------------------------------------------
   Total Assets                                            247,966,386   4,119,220,046    70,407,907      11,612,784    160,384,352
-----------------------------------------------------------------------------------------------------------------------------------
LIABILITIES:
Payable for investment securities purchased                  8,529,237     113,245,309       146,203         669,589      3,353,995
Payable for collateral on securities loaned                         --      67,976,017            --              --             --
Payable for fund shares redeemed                               575,923       8,174,959       281,914           4,715        190,795
Foreign cash payable, at value                                      --              --            --              --             --
Payable to custodian                                                --          13,205        26,013           1,750             --
Payable for dividends                                               67                            --              --        466,231
Payable to investment adviser                                  254,101       3,807,947        70,441          11,124        126,666
Payable for 12b-1 distribution and service fees                102,782       1,725,677        30,480           4,502         77,516
Forward foreign currency contracts                                  --       5,488,288            --              --      1,123,579
Accrued expenses and other payables                            115,556       1,309,398        55,803          40,189         97,331
-----------------------------------------------------------------------------------------------------------------------------------
   Total Liabilities                                         9,577,666     201,740,800       610,854         731,869      5,436,113
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS                                                $238,388,720  $3,917,479,246   $69,797,053     $10,880,915   $154,948,239
===================================================================================================================================
NET ASSETS CONSIST OF:
Paid-in capital                                           $260,120,751  $3,822,807,275   $86,891,203     $10,313,401   $164,452,726
Accumulated undistributed net investment income/(loss)      (1,286,820)    (14,462,932)     (336,453)        (42,251)      (282,521)
Accumulated net realized gain/(loss) on investments        (14,180,199)     76,495,824    (2,883,037)        250,769     (1,476,079)
Net unrealized appreciation/(depreciation) of investments
   and foreign currency translations                        (6,265,012)     32,639,079   (13,874,660)        358,996     (7,745,887)
-----------------------------------------------------------------------------------------------------------------------------------
                                                          $238,388,720  $3,917,479,246   $69,797,053     $10,880,915   $154,948,239
===================================================================================================================================
NET ASSETS:
Class A Shares                                            $162,148,048  $2,572,071,338   $45,699,280      $7,670,255    $82,212,960
===================================================================================================================================
Class B Shares                                               7,519,011     132,929,871           N/A         734,519      5,785,448
===================================================================================================================================
Class C Shares                                              68,721,661   1,211,294,548    24,097,773       2,476,141     66,949,831
===================================================================================================================================
Class R Shares                                                     N/A       1,183,489           N/A             N/A            N/A
===================================================================================================================================
SHARES OUTSTANDING:
Class A Shares (unlimited number of shares authorized)      10,834,166     111,073,506     5,575,794         797,031      7,924,506
===================================================================================================================================
Class B Shares (unlimited number of shares authorized)         525,547       6,022,819           N/A          78,664        558,974
===================================================================================================================================
Class C Shares (unlimited number of shares authorized)       4,815,919      54,915,521     2,985,101         265,428      6,453,795
===================================================================================================================================
Class R Shares (unlimited number of shares authorized)             N/A          51,460           N/A             N/A            N/A
===================================================================================================================================
CLASS A SHARES:
Net asset value and redemption price per share                  $14.97          $23.16         $8.20           $9.62         $10.37
-----------------------------------------------------------------------------------------------------------------------------------
Maximum sales charge *                                           5.75%           5.75%         5.75%           5.75%          4.75%
Maximum offering price per share                                $15.88          $24.57         $8.70          $10.21         $10.89
===================================================================================================================================
CLASS B SHARES:
Net asset value and offering price per share                    $14.31          $22.07           N/A           $9.34         $10.35
===================================================================================================================================
CLASS C SHARES:
Net asset value and offering price per share                    $14.27          $22.06         $8.07           $9.33         $10.37
===================================================================================================================================
CLASS R SHARES:
Net asset value and offering price per share                       N/A          $23.00           N/A             N/A            N/A
===================================================================================================================================
Investments, at cost                                      $244,681,723  $4,022,393,806   $82,921,101     $10,004,160   $161,011,839
===================================================================================================================================
Foreign cash, at cost                                       $1,285,082      $2,327,899       $34,546              --        $14,145
===================================================================================================================================

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase.

N/A  Not Applicable, share class in not offered by the respective Fund.

*    On sales of $50,000 or more, the sales charge will be reduced.


                       See Notes to Financial Statements.

                                  40-41 spread

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENT OF OPERATIONS
FOR THE SIX MONTHS ENDED JANUARY 31, 2008
                                                                EUROPEAN           GLOBAL EQUITY                 GLOBAL
                                                                   FOCUS                  INCOME          OPPORTUNITIES
                                                                    FUND                    FUND                   FUND
========================================================================================================================
INVESTMENT INCOME:
Dividends                                                    $10,820,099             $10,130,419               $112,542
Interest                                                       1,433,571                 393,077                 16,226
Net securities lending income                                         --                      --                     --
Foreign taxes withheld                                          (309,013)               (527,187)                (6,763)
------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                                    11,944,657               9,996,309                122,005
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                                       6,459,297               1,137,979                 70,501
12b-1 distribution and service fees:
   Class A Shares                                              1,245,386                 173,274                 11,225
   Class B Shares                                                330,040                      --                     --
   Class C Shares                                              1,696,138                 571,326                 19,191
   Class R Shares                                                     --                      --                     --
Transfer agent fees                                              800,059                 124,662                 10,656
Custodian fees                                                   625,215                  92,490                 32,498
Administrative fees                                              175,193                  31,611                  1,602
Printing and postage fees                                        120,440                  20,986                  1,077
Accounting fees                                                   33,410                  24,716                 64,772
Legal fees                                                        21,578                   2,576                     31
Chief Compliance Officer fees                                     20,374                   2,747                     83
Trustees' fees and expenses                                       17,763                   2,706                    184
Audit fees                                                        17,269                  25,214                 23,698
Registration and filing fees                                       9,587                  27,389                  8,048
Offering expenses                                                     --                  17,069                 17,153
Miscellaneous fees                                               421,913                   7,666                    790
------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                             11,993,662               2,262,411                261,509
------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed by investment adviser       (373,077)                (63,726)              (122,138)
------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                               11,620,585               2,198,685                139,371
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                                     324,072               7,797,624                (17,366)
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                                    71,062,240                 328,183               (730,960)
   Foreign currency transactions                              (1,378,692)               (333,163)               (12,971)
Net change in unrealized appreciation/(depreciation) of:
   Investments                                              (158,053,582)            (23,506,305)              (775,822)
   Translation of other assets and liabilities                (2,552,030)               (684,333)               (32,132)
------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss                          (90,922,064)            (24,195,618)            (1,551,885)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                                          $(90,597,992)           $(16,397,994)           $(1,569,251)
========================================================================================================================
                                                     GLOBAL   INTERNATIONAL     JAPAN-ASIA           US       WORLDWIDE
                                                 TECHNOLOGY   OPPORTUNITIES          FOCUS        FOCUS          INCOME
                                                       FUND            FUND           FUND         FUND            FUND
========================================================================================================================
INVESTMENT INCOME:
Dividends                                          $364,046     $18,422,178       $597,724      $51,267        $588,001
Interest                                            233,012       5,528,122         25,455       17,423       3,710,110
Net securities lending income                            --         827,145             --           --              --
Foreign taxes withheld                              (23,263)     (1,459,140)       (63,093)      (1,493)        (31,308)
------------------------------------------------------------------------------------------------------------------------
   Total Investment Income                          573,795      23,318,305        560,086       67,197       4,266,803
------------------------------------------------------------------------------------------------------------------------
EXPENSES:
Investment advisory fees                          1,040,240      18,198,631        416,789       61,293         488,977
12b-1 distribution and service fees:
   Class A Shares                                   183,046       3,138,437         66,216       11,591          77,864
   Class B Shares                                    30,929         699,235             --        4,485          27,557
   Class C Shares                                   277,128       6,085,648        151,923       13,668         236,255
   Class R Shares                                        --           2,518             --           --              --
Transfer agent fees                                 144,518       2,514,210         63,269        9,314          61,682
Custodian fees                                       51,636       1,639,309         44,748       14,575          44,067
Administrative fees                                  26,006         483,501         10,420        1,613          14,382
Printing and postage fees                            17,871         323,421          7,600        1,104           9,374
Accounting fees                                      32,590          60,606         32,254       36,370          39,614
Legal fees                                            2,150          55,936          1,470          184           1,228
Chief Compliance Officer fees                         1,971          51,509          1,405          177           1,230
Trustees' fees and expenses                           2,428          47,900          1,226          184           1,322
Audit fees                                           17,023          18,898         16,560       14,536          17,482
Registration and filing fees                         31,348          43,622         10,317       15,370          19,426
Offering expenses                                        --              --             --           --              --
Miscellaneous fees                                    5,727         129,852          3,783        1,004           3,304
------------------------------------------------------------------------------------------------------------------------
   Total Expenses                                 1,864,611      33,493,233        827,980      185,468       1,043,764
------------------------------------------------------------------------------------------------------------------------
Fees waived and expenses reimbursed
   by investment adviser                                 --              --             --      (81,527)        (98,059)
------------------------------------------------------------------------------------------------------------------------
   Net Expenses                                   1,864,611      33,493,233        827,980      103,941         945,705
------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME/(LOSS)                     (1,290,816)    (10,174,928)      (267,894)     (36,744)      3,321,098
------------------------------------------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN/(LOSS):
Net realized gain/(loss) from:
   Investment transactions                      (11,222,866)    186,832,796     (2,759,488)     261,474        (298,299)
   Foreign currency transactions                   (125,765)     (3,681,270)       (13,870)      77,910        (789,016)
Net change in unrealized
   appreciation/(depreciation) of:
   Investments                                  (18,953,051)   (461,209,834)   (11,417,586)  (1,115,892)     (5,338,058)
   Translation of other assets and liabilities        2,945      (5,842,361)       (34,425)          10      (1,250,186)
------------------------------------------------------------------------------------------------------------------------
   Net Realized and Unrealized Loss             (30,298,737)   (283,900,669)   (14,225,369)    (776,498)     (7,675,559)
------------------------------------------------------------------------------------------------------------------------
NET DECREASE IN NET ASSETS RESULTING
   FROM OPERATIONS                             $(31,589,553)  $(294,075,597)  $(14,493,263)   $(813,242)    $(4,354,461)
========================================================================================================================

                       See Notes to Financial Statements.

                                  42-43 spread

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
EUROPEAN FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment income                                                                       $324,072         $1,570,758
Net realized gain on investments and foreign currency transactions                        69,683,548        108,538,292
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                    (160,605,612)       114,614,087
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (90,597,992)       224,723,137
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                        (23,094,110)                --
   Class B Shares                                                                         (1,230,976)                --
   Class C Shares                                                                         (6,379,802)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                         (30,704,888)                --
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                        (86,292,903)       (38,551,565)
   Class B Shares                                                                         (6,056,327)        (3,570,555)
   Class C Shares                                                                        (31,345,585)       (11,808,492)
------------------------------------------------------------------------------------------------------------------------
                                                                                        (123,694,815)       (53,930,612)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         10,544,982        517,056,361
   Class B Shares                                                                          3,694,739         21,434,151
   Class C Shares                                                                          9,705,267        200,992,402
------------------------------------------------------------------------------------------------------------------------
                                                                                          23,944,988        739,482,914
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                   (221,052,707)       910,275,439

NET ASSETS:
Beginning of period                                                                    1,425,311,071        515,035,632
------------------------------------------------------------------------------------------------------------------------
End of period                                                                         $1,204,258,364     $1,425,311,071
========================================================================================================================
Accumulated undistributed net investment loss                                           $(30,824,725)         $(443,909)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL EQUITY INCOME FUND
                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007*
========================================================================================================================
Net investment income                                                                     $7,797,624         $5,404,060
Net realized gain/(loss) on investments and foreign currency transactions                     (4,980)           323,039
Net change in unrealized depreciation of investments
   and foreign currency translations                                                     (24,190,638)        (2,901,367)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (16,397,994)         2,825,732
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net investment income:
   Class A Shares                                                                         (4,150,373)        (2,970,395)
   Class C Shares                                                                         (3,073,998)        (2,050,235)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (7,224,371)        (5,020,630)
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                           (430,582)                --
   Class C Shares                                                                           (330,899)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                            (761,481)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        100,894,236         95,255,778
   Class C Shares                                                                         91,773,142         74,385,535
------------------------------------------------------------------------------------------------------------------------
                                                                                         192,667,378        169,641,313
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               168,283,532        167,446,415

NET ASSETS:
Beginning of period                                                                      167,446,415                 --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                           $335,729,947       $167,446,415
========================================================================================================================
Accumulated undistributed net investment income                                             $751,138           $177,885
========================================================================================================================

*    Inception for the Henderson Global Equity Income Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL OPPORTUNITIES FUND
                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007*
========================================================================================================================
Net investment loss                                                                         $(17,366)           $(2,289)
Net realized gain/(loss) on investments and foreign currency transactions                   (743,931)            62,680
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                        (807,954)           209,751
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                           (1,569,251)           270,142
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net investment income:
   Class A Shares                                                                            (46,290)                --
   Class C Shares                                                                                 --                 --
------------------------------------------------------------------------------------------------------------------------
                                                                                             (46,290)                --
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                            (66,331)                --
   Class C Shares                                                                            (19,371)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                             (85,702)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                         10,662,389          3,845,288
   Class C Shares                                                                          2,998,910          2,466,815
------------------------------------------------------------------------------------------------------------------------
                                                                                          13,661,299          6,312,103
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                11,960,056          6,582,245

NET ASSETS:
Beginning of period                                                                        6,582,245                 --
------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $18,542,301         $6,582,245
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                      $(25,640)           $38,016
========================================================================================================================

*    Inception for the Henderson Global Opportunities Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
GLOBAL TECHNOLOGY FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment loss                                                                      $(1,290,816)         $(798,155)
Net realized gain/(loss) on investments and foreign currency transactions                (11,348,631)         3,656,089
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                     (18,950,106)        13,120,974
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (31,589,553)        15,978,908
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                         (2,953,965)                --
   Class B Shares                                                                           (128,096)                --
   Class C Shares                                                                         (1,184,665)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                          (4,266,726)                --
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        126,397,854         24,800,914
   Class B Shares                                                                          5,954,144            977,190
   Class C Shares                                                                         53,407,231         10,105,419
------------------------------------------------------------------------------------------------------------------------
                                                                                         185,759,229         35,883,523
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               149,902,950         51,862,431

NET ASSETS:
Beginning of period                                                                       88,485,770         36,623,339
------------------------------------------------------------------------------------------------------------------------
End of period                                                                           $238,388,720        $88,485,770
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                   $(1,286,820)            $3,996
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
INTERNATIONAL OPPORTUNITIES FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment loss                                                                     $(10,174,928)       $(4,784,976)
Net realized gain on investments and foreign currency transactions                       183,151,526        259,486,849
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                    (467,052,195)       362,245,439
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                         (294,075,597)       616,947,312
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net investment income:
   Class A Shares                                                                                 --         (2,136,324)
   Class B Shares                                                                                 --                 --
   Class C Shares                                                                                 --                 --
   Class R Shares                                                                                 --               (571)
------------------------------------------------------------------------------------------------------------------------
                                                                                                  --         (2,136,895)
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                       (224,251,818)       (56,615,357)
   Class B Shares                                                                        (12,792,493)        (4,176,812)
   Class C Shares                                                                       (113,562,527)       (28,828,659)
   Class R Shares                                                                            (93,917)           (10,914)
------------------------------------------------------------------------------------------------------------------------
                                                                                        (350,700,755)       (89,631,742)
------------------------------------------------------------------------------------------------------------------------

Net increase in net assets from Fund share transactions:
   Class A Shares                                                                        819,682,467        819,438,737
   Class B Shares                                                                         25,000,026         30,601,289
   Class C Shares                                                                        345,576,566        413,154,636
   Class R Shares                                                                            457,200            696,610
------------------------------------------------------------------------------------------------------------------------
                                                                                       1,190,716,259      1,263,891,272
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                               545,939,907      1,789,069,947

NET ASSETS:
Beginning of period                                                                    3,371,539,339      1,582,469,392
------------------------------------------------------------------------------------------------------------------------
End of period                                                                         $3,917,479,246     $3,371,539,339
========================================================================================================================
Accumulated undistributed net investment loss                                           $(14,462,932)       $(4,288,004)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
JAPAN-ASIA FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment loss                                                                        $(267,894)         $(586,398)
Net realized gain/(loss) on investments and foreign currency transactions                 (2,773,358)         4,184,937
Net change in unrealized depreciation of investments
   and foreign currency translations                                                     (11,452,011)          (563,463)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                          (14,493,263)         3,035,076
------------------------------------------------------------------------------------------------------------------------

Distribution to shareholders from net realized gains:
   Class A Shares                                                                         (2,162,016)                --
   Class C Shares                                                                         (1,242,495)                --
------------------------------------------------------------------------------------------------------------------------
                                                                                          (3,404,511)                --
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                         (4,292,856)        19,818,182
   Class C Shares                                                                         (5,824,348)        17,069,362
------------------------------------------------------------------------------------------------------------------------
                                                                                         (10,117,204)        36,887,544
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets                                                    (28,014,978)        39,922,620

NET ASSETS:
Beginning of period                                                                       97,812,031         57,889,411
------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $69,797,053        $97,812,031
========================================================================================================================
Accumulated undistributed net investment loss                                              $(335,478)          $(68,559)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
US FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment loss                                                                         $(36,744)          $(90,471)
Net realized gain on investments and foreign currency transactions                           339,384          2,371,991
Net change in unrealized appreciation/(depreciation) of investments
   and foreign currency translations                                                      (1,115,882)           502,051
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                             (813,242)         2,783,571
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net realized gains:
   Class A Shares                                                                         (1,265,877)          (558,014)
   Class B Shares                                                                           (124,734)           (58,901)
   Class C Shares                                                                           (376,415)          (147,453)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (1,767,026)          (764,368)
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                            158,345         (3,135,931)
   Class B Shares                                                                            (82,107)          (442,836)
   Class C Shares                                                                            269,192           (673,216)
------------------------------------------------------------------------------------------------------------------------
                                                                                             345,430         (4,251,983)
------------------------------------------------------------------------------------------------------------------------
Net decrease in net assets                                                                (2,234,838)        (2,232,780)

NET ASSETS:
Beginning of period                                                                       13,115,753         15,348,533
------------------------------------------------------------------------------------------------------------------------
End of period                                                                            $10,880,915        $13,115,753
========================================================================================================================
Accumulated undistributed net investment loss                                               $(42,251)           $(5,507)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES IN NET ASSETS
WORLDWIDE INCOME FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
Net investment income                                                                     $3,321,098         $2,794,061
Net realized loss on investments and foreign currency transactions                        (1,087,315)          (246,052)
Net change in unrealized depreciation of investments
   and foreign currency translations                                                      (6,588,244)          (693,904)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease) in net assets resulting from operations                           (4,354,461)         1,854,105
------------------------------------------------------------------------------------------------------------------------

Distributions to shareholders from net investment income:
   Class A Shares                                                                         (2,255,625)        (1,578,752)
   Class B Shares                                                                           (179,637)          (268,356)
   Class C Shares                                                                         (1,533,663)          (904,659)
------------------------------------------------------------------------------------------------------------------------
                                                                                          (3,968,925)        (2,751,767)
------------------------------------------------------------------------------------------------------------------------

Net increase/(decrease) in net assets from Fund share transactions:
   Class A Shares                                                                         47,217,127         22,042,048
   Class B Shares                                                                          1,074,628           (250,622)
   Class C Shares                                                                         40,755,326         17,043,610
------------------------------------------------------------------------------------------------------------------------
                                                                                          89,047,081         38,835,036
------------------------------------------------------------------------------------------------------------------------
Net increase in net assets                                                                80,723,695         37,937,374

NET ASSETS:
------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                       74,224,544         36,287,170
------------------------------------------------------------------------------------------------------------------------
End of period                                                                           $154,948,239        $74,224,544
========================================================================================================================
Accumulated undistributed net investment income/(loss)                                     $(282,521)          $365,306
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
EUROPEAN FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $129,982,814       $583,733,880
Issued as reinvestment of dividends                                                       81,755,743         30,086,882
Redeemed                                                                                (201,193,575)       (96,764,401)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $10,544,982       $517,056,361
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,885,456        $23,725,492
Issued as reinvestment of dividends                                                        6,174,569          3,135,149
Redeemed                                                                                  (4,365,286)        (5,426,490)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $3,694,739        $21,434,151
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $26,511,977       $211,991,034
Issued as reinvestment of dividends                                                       25,852,246          9,243,863
Redeemed                                                                                 (42,658,956)       (20,242,495)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $9,705,267       $200,992,402
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       3,753,414         16,600,158
Issued as reinvestment of dividends                                                        2,464,007            936,119
Redeemed                                                                                  (5,892,492)        (2,799,265)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 324,929         14,737,012
========================================================================================================================

CLASS B SHARES:
Sold                                                                                          56,181            705,828
Issued as reinvestment of dividends                                                          194,720            101,395
Redeemed                                                                                    (133,709)          (165,424)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 117,192            641,799
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         794,150          6,198,864
Issued as reinvestment of dividends                                                          815,271            298,960
Redeemed                                                                                  (1,328,952)          (605,084)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 280,469          5,892,740
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL EQUITY INCOME FUND
                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $132,487,480        $95,412,516
Issued as reinvestment of dividends                                                        2,166,418          1,849,093
Redeemed                                                                                 (33,759,662)        (2,005,831)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $100,894,236        $95,255,778
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $96,008,490        $74,660,145
Issued as reinvestment of dividends                                                        1,345,532          1,156,689
Redeemed                                                                                  (5,580,880)        (1,431,299)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $91,773,142        $74,385,535
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      12,126,583          8,879,461
Issued as reinvestment of dividends                                                          200,513            168,637
Redeemed                                                                                  (3,254,105)          (183,371)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               9,072,991          8,864,727
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       8,813,486          6,909,729
Issued as reinvestment of dividends                                                          124,867            105,451
Redeemed                                                                                    (528,679)          (134,760)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               8,409,674          6,880,420
========================================================================================================================

*    Inception for the Henderson Global Equity Income Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL OPPORTUNITIES FUND
                                                                                    SIX MONTHS ENDED       PERIOD ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007*
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $13,484,719         $3,950,905
Issued as reinvestment of dividends                                                           98,102                 --
Redeemed                                                                                  (2,920,432)          (105,617)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $10,662,389         $3,845,288
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $3,221,455         $2,466,491
Issued as reinvestment of dividends                                                           15,705                 --
Redeemed                                                                                    (238,250)               324
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $2,998,910         $2,466,815
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       1,138,656            365,208
Issued as reinvestment of dividends                                                            8,088                 --
Redeemed                                                                                    (263,878)           (10,001)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 882,866            355,207
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         272,903            219,450
Issued as reinvestment of dividends                                                            1,281                 --
Redeemed                                                                                     (21,891)                (1)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 252,293            219,449
========================================================================================================================

*    Inception for the Henderson Global Opportunities Fund was November 30,
     2006.

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
GLOBAL TECHNOLOGY FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $164,023,071        $37,655,443
Issued as reinvestment of dividends                                                        2,263,659                 --
Redeemed                                                                                 (39,888,876)       (12,854,529)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $126,397,854        $24,800,914
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $6,275,599         $1,155,565
Issued as reinvestment of dividends                                                           95,909                 --
Redeemed                                                                                    (417,364)          (178,375)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              $5,954,144           $977,190
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $56,672,061        $12,444,285
Issued as reinvestment of dividends                                                          802,013                 --
Redeemed                                                                                  (4,066,843)        (2,338,866)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $53,407,231        $10,105,419
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       9,529,228          2,545,756
Issued as reinvestment of dividends                                                          129,057                 --
Redeemed                                                                                  (2,496,718)          (898,621)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               7,161,567          1,647,135
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         379,703             78,627
Issued as reinvestment of dividends                                                            5,712                 --
Redeemed                                                                                     (26,021)           (13,131)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 359,394             65,496
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       3,409,459            876,252
Issued as reinvestment of dividends                                                           47,910                 --
Redeemed                                                                                    (264,555)          (167,583)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               3,192,814            708,669
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS

                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
INTERNATIONAL OPPORTUNITIES FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                    $881,943,157       $996,738,165
Issued as reinvestment of dividends                                                      181,187,644         48,254,983
Redeemed                                                                                (243,448,334)      (225,554,411)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $819,682,467       $819,438,737
========================================================================================================================

CLASS B SHARES:
Sold                                                                                     $20,334,469        $35,885,549
Issued as reinvestment of dividends                                                        9,672,534          3,232,119
Redeemed                                                                                  (5,006,977)        (8,516,379)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $25,000,026        $30,601,289
========================================================================================================================

CLASS C SHARES:
Sold                                                                                    $345,026,560       $465,540,531
Issued as reinvestment of dividends                                                       78,279,665         21,797,360
Redeemed                                                                                 (77,729,659)       (74,183,255)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                            $345,576,566       $413,154,636
========================================================================================================================

CLASS R SHARES:
Sold                                                                                        $510,501           $943,642
Issued as reinvestment of dividends                                                           34,828             11,484
Redeemed                                                                                     (88,129)          (258,516)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                $457,200           $696,610
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                      33,179,188         40,856,884
Issued as reinvestment of dividends                                                        6,834,671          2,059,538
Redeemed                                                                                  (9,443,349)        (9,228,765)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              30,570,510         33,687,657
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         790,163          1,538,619
Issued as reinvestment of dividends                                                          382,313            142,888
Redeemed                                                                                    (200,601)          (361,696)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                 971,875          1,319,811
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      13,455,066         19,789,822
Issued as reinvestment of dividends                                                        3,096,506            964,485
Redeemed                                                                                  (3,188,500)        (3,108,746)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                              13,363,072         17,645,561
========================================================================================================================

CLASS R SHARES:
Sold                                                                                          19,804             37,101
Issued as reinvestment of dividends                                                            1,322                492
Redeemed                                                                                      (3,403)            (9,967)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                                  17,723             27,626
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
JAPAN-ASIA FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $11,050,311        $47,666,150
Issued as reinvestment of dividends                                                        1,632,806                 --
Redeemed                                                                                 (16,975,973)       (27,847,968)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                  $(4,292,856)       $19,818,182
========================================================================================================================

CLASS C SHARES:
Sold                                                                                      $4,011,388        $26,704,508
Issued as reinvestment of dividends                                                          733,701                --
Redeemed                                                                                 (10,569,437)        (9,635,146)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                  $(5,824,348)       $17,069,362
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       1,208,609          4,768,595
Issued as reinvestment of dividends                                                          175,006                --
Redeemed                                                                                  (1,858,208)        (2,798,330)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     (474,593)         1,970,265
========================================================================================================================

CLASS C SHARES:
Sold                                                                                         450,458          2,695,738
Issued as reinvestment of dividends                                                           79,750                --
Redeemed                                                                                  (1,185,009)          (979,648)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     (654,801)         1,716,090
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
US FOCUS FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                      $1,701,129         $4,485,071
Issued as reinvestment of dividends                                                          956,290            462,720
Redeemed                                                                                  (2,499,074)        (8,083,722)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     $158,345        $(3,135,931)
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         $73,710           $107,626
Issued as reinvestment of dividends                                                           84,857             46,993
Redeemed                                                                                    (240,674)          (597,455)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                $(82,107)         $(442,836)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                        $352,994           $461,626
Issued as reinvestment of dividends                                                          337,452            127,402
Redeemed                                                                                    (421,254)        (1,262,244)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                     $269,192          $(673,216)
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                         146,799            393,663
Issued as reinvestment of dividends                                                           86,856             42,766
Redeemed                                                                                    (214,432)          (720,552)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                       19,223           (284,123)
========================================================================================================================

CLASS B SHARES:
Sold                                                                                           6,687              9,143
Issued as reinvestment of dividends                                                            7,938              4,421
Redeemed                                                                                     (21,162)           (55,027)
------------------------------------------------------------------------------------------------------------------------
Net decrease                                                                                  (6,537)           (41,463)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                          32,605             40,784
Issued as reinvestment of dividends                                                           31,567             11,985
Redeemed                                                                                     (36,720)          (115,333)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                       27,452            (62,564)
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                   FINANCIAL STATEMENTS
                                                                                                            (UNAUDITED)
STATEMENTS OF CHANGES - CAPITAL STOCK ACTIVITY
WORLDWIDE INCOME FUND
                                                                                    SIX MONTHS ENDED         YEAR ENDED
                                                                                    JANUARY 31, 2008      JULY 31, 2007
========================================================================================================================
AMOUNT
CLASS A SHARES:
Sold                                                                                     $55,144,143        $33,703,105
Issued as reinvestment of dividends                                                        1,179,347            715,957
Redeemed                                                                                  (9,106,363)       (12,377,014)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $47,217,127        $22,042,048
========================================================================================================================

CLASS B SHARES:
Sold                                                                                      $1,689,304         $1,964,069
Issued as reinvestment of dividends                                                           60,153             64,922
Redeemed                                                                                    (674,829)        (2,309,613)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                   $1,074,628          $(280,622)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                     $47,423,690        $21,898,093
Issued as reinvestment of dividends                                                          698,975            488,694
Redeemed                                                                                  (7,367,339)        (5,343,177)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                             $40,755,326        $17,043,610
========================================================================================================================

SHARES
CLASS A SHARES:
Sold                                                                                       5,026,641          3,010,086
Issued as reinvestment of dividends                                                          109,137             64,224
Redeemed                                                                                    (844,011)        (1,104,123)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               4,291,767          1,970,187
========================================================================================================================

CLASS B SHARES:
Sold                                                                                         154,163            176,021
Issued as reinvestment of dividends                                                            5,561              8,545
Redeemed                                                                                     (62,241)          (207,057)
------------------------------------------------------------------------------------------------------------------------
Net increase/(decrease)                                                                       97,483            (22,491)
========================================================================================================================

CLASS C SHARES:
Sold                                                                                       4,321,326          1,955,018
Issued as reinvestment of dividends                                                           64,602             43,914
Redeemed                                                                                    (671,092)          (480,101)
------------------------------------------------------------------------------------------------------------------------
Net increase                                                                               3,714,836          1,518,831
========================================================================================================================

                       See Notes to Financial Statements.

HENDERSON GLOBAL FUNDS
                                                                                                                FINANCIAL HIGHLIGHTS
                                                                                                                         (UNAUDITED)

FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:                 LESS DISTRIBUTIONS:
                                             ------------------------------------------     ----------------------------------------


                                                                NET                          DIVIDENDS   DISTRIBUTIONS
                              NET ASSET          NET        REALIZED AND       TOTAL           FROM        FROM NET
                               VALUE,        INVESTMENT    UNREALIZED GAIN     FROM             NET        REALIZED
                              BEGINNING        INCOME         (LOSS) ON      INVESTMENT     INVESTMENT     CAPITAL         TOTAL
                              OF PERIOD        (LOSS)        INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS FUND
CLASS A
Period Ended 1/31/2008          $37.04        0.05 (b)          (2.21)          (2.16)        (0.87)        (3.25)          (4.12)
Year Ended 7/31/2007             29.36        0.13 (b)          10.19           10.32          0.00         (2.64)          (2.64)
Year Ended 7/31/2006             25.30        0.12 (b)           5.54            5.66          0.00         (1.60)          (1.60)
Year Ended 7/31/2005             20.88        0.04 (b)           6.76            6.80          0.00         (2.38)          (2.38)
Year Ended 7/31/2004             15.47       (0.01)(b)           6.30            6.29         (0.06)        (0.82)          (0.88)
Year Ended 7/31/2003             11.61        0.16 (b)           3.76            3.92         (0.06)         0.00           (0.06)
CLASS B
Period Ended 1/31/2008          $35.46       (0.08)(b)          (2.11)          (2.19)        (0.66)        (3.25)          (3.91)
Year Ended 7/31/2007             28.41       (0.15)(b)           9.84            9.69          0.00         (2.64)          (2.64)
Year Ended 7/31/2006             24.71       (0.11)(b)           5.41            5.30          0.00         (1.60)          (1.60)
Year Ended 7/31/2005             20.57       (0.15)(b)           6.67            6.52          0.00         (2.38)          (2.38)
Year Ended 7/31/2004             15.30       (0.21)(b)           6.30            6.09          0.00         (0.82)          (0.82)
Year Ended 7/31/2003             11.54        0.02 (b)           3.76            3.78         (0.02)         0.00           (0.02)
CLASS C
Period Ended 1/31/2008          $35.46       (0.08)(b)          (2.11)          (2.19)        (0.66)        (3.25)          (3.91)
Year Ended 7/31/2007             28.40       (0.10)(b)           9.80            9.70          0.00         (2.64)          (2.64)
Year Ended 7/31/2006             24.70       (0.10)(b)           5.40            5.30          0.00         (1.60)          (1.60)
Year Ended 7/31/2005             20.57       (0.14)(b)           6.65            6.51          0.00         (2.38)          (2.38)
Year Ended 7/31/2004             15.30       (0.20)(b)           6.29            6.09          0.00         (0.82)          (0.82)
Year Ended 7/31/2003             11.53        0.03 (b)           3.76            3.79         (0.02)         0.00           (0.02)

GLOBAL EQUITY INCOME FUND
CLASS A
Period Ended 1/31/2008          $10.65        0.35 (b)          (0.51)          (0.16)        (0.34)        (0.03)          (0.37)
Period Ended 7/31/2007 (a)       10.00        0.83 (b)           0.25            1.08         (0.43)         0.00           (0.43)
CLASS C
Period Ended 1/31/2008          $10.62        0.31 (b)          (0.50)          (0.19)        (0.31)        (0.03)          (0.34)
Period Ended 7/31/2007 (a)       10.00        0.77 (b)           0.25            1.02         (0.40)         0.00           (0.40)

GLOBAL OPPORTUNITIES FUND
CLASS A
Period Ended 1/31/2008          $11.41        0.00 (b),(*)      (0.50)          (0.50)        (0.04)        (0.06)          (0.10)
Period Ended 7/31/2007 (a)       10.00        0.01 (b)           1.40            1.41          0.00          0.00            0.00

CLASS C
Period Ended 1/31/2008          $11.53       (0.05)(b)          (0.50)          (0.55)         0.00         (0.06)          (0.06)
Period Ended 7/31/2007 (a)       10.00       (0.05)(b)           1.58            1.53          0.00          0.00            0.00
                                                                                 RATIOS TO AVERAGE NET ASSETS:
                                                                    -----------------------------------------------------
                                                                                                      ANNUALIZED RATIO OF
                                                                    ANNUALIZED        ANNUALIZED      OPERATING EXPENSES
                                                                     RATIO OF          RATIO OF         TO AVERAGE NET
                             NET ASSET               NET ASSETS,    OPERATING       NET INVESTMENT      ASSETS WITHOUT
                               VALUE,                   END OF      EXPENSES TO      INCOME/(LOSS)       WAIVERS AND/OR    PORTFOLIO
                              END OF        TOTAL      PERIOD         AVERAGE         TO AVERAGE           EXPENSES        TURNOVER
                            THE PERIOD   RETURN (c)     (000)       NET ASSETS        NET ASSETS          REIMBURSED          RATE
------------------------------------------------------------------------------------------------------------------------------------
EUROPEAN FOCUS FUND
CLASS A
Period Ended 1/31/2008        $30.76        (6.63)%   $849,393         1.44%              0.26%              1.49%             41%
Year Ended 7/31/2007           37.04        36.52    1,010,786         1.53               0.39               1.53              61
Year Ended 7/31/2006           29.36        23.72      368,593         1.59               0.44               1.59              64
Year Ended 7/31/2005           25.30        34.43      182,831         2.00               0.18               1.73              51
Year Ended 7/31/2004           20.88        41.89       79,459         2.00              (0.04)              2.15              88
Year Ended 7/31/2003           15.47        33.93       20,647         2.00               1.20               4.60              76
CLASS B
Period Ended 1/31/2008        $29.36        (6.98)%    $59,466         2.19%             (0.49)%             2.24%             41%
Year Ended 7/31/2007           35.46        35.47       67,668         2.28              (0.46)              2.28              61
Year Ended 7/31/2006           28.41        22.79       35,977         2.34              (0.41)              2.34              64
Year Ended 7/31/2005           24.71        33.54       26,964         2.75              (0.67)              2.48              51
Year Ended 7/31/2004           20.57        40.92       15,246         2.75              (1.06)              2.90              88
Year Ended 7/31/2003           15.30        32.83        9,420         2.75               0.16               5.35              76
CLASS C
Period Ended 1/31/2008        $29.36        (6.98)%   $295,399         2.19%             (0.49)%             2.24%             41%
Year Ended 7/31/2007           35.46        35.52      346,856         2.28              (0.31)              2.28              61
Year Ended 7/31/2006           28.40        22.80      110,465         2.34              (0.39)              2.34              64
Year Ended 7/31/2005           24.70        33.48       74,207         2.75              (0.62)              2.48              51
Year Ended 7/31/2004           20.57        40.92       38,684         2.75              (1.02)              2.90              88
Year Ended 7/31/2003           15.30        32.94       22,285         2.75               0.24               5.35              76

GLOBAL EQUITY INCOME FUND
CLASS A
Period Ended 1/31/2008        $10.12        (1.73)%   $181,469         1.40%              6.52%              1.45%             85%
Period Ended 7/31/2007 (a)     10.65        10.68       94,377         1.40              11.36               1.85              100
CLASS C
Period Ended 1/31/2008        $10.09        (2.07)%   $154,261         2.15%              5.74%              2.20%             85%
Period Ended 7/31/2007 (a)     10.62        10.11       73,070         2.15              10.64               2.60              100

GLOBAL OPPORTUNITIES FUND
CLASS A
Period Ended 1/31/2008        $10.81        (4.51)%    $13,389         1.95%             (0.05)%             3.86%             71%
Period Ended 7/31/2007 (a)     11.41        14.10        4,052         1.95               0.15              13.40              40

CLASS C
Period Ended 1/31/2008        $10.92        (4.86)%     $5,153         2.70%             (0.79)%             4.61%             71%
Period Ended 7/31/2007 (a)     11.53        15.30        2,530         2.70              (0.66)             14.15              40

(a) The Henderson Global Equity Income and Global Opportunities Fund commenced operations on November 30, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

(*)  Amount represents less than $0.01.

                       See Notes to Financial Statements.

                                  60-61 spread

HENDERSON GLOBAL FUNDS
                                                                                                                FINANCIAL HIGHLIGHTS
                                                                                                                         (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                             ------------------------------------------     ----------------------------------------


                                                                NET                         DIVIDENDS    DISTRIBUTIONS
                              NET ASSET          NET        REALIZED AND       TOTAL           FROM         FROM NET
                               VALUE,        INVESTMENT    UNREALIZED GAIN     FROM             NET         REALIZED
                              BEGINNING        INCOME         (LOSS) ON      INVESTMENT     INVESTMENT      CAPITAL         TOTAL
                              OF PERIOD        (LOSS)        INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
CLASS A
Period Ended 1/31/2008          $16.43       (0.09)(a)          (1.10)          (1.19)         0.00         (0.27)          (0.27)
Year Ended 7/31/2007             12.19       (0.17)(a)           4.41            4.24          0.00          0.00            0.00
Year Ended 7/31/2006             11.68       (0.19)(a)           0.87            0.68          0.00         (0.17)          (0.17)
Year Ended 7/31/2005             10.54       (0.14)(a)           1.91            1.77          0.00         (0.63)          (0.63)
Year Ended 7/31/2004              9.56       (0.20)(a)           1.18            0.98          0.00          0.00            0.00
Year Ended 7/31/2003              7.36       (0.13)(a)           2.41            2.28         (0.08)         0.00           (0.08)

CLASS B
Period Ended 1/31/2008          $15.77       (0.14)(a)          (1.05)          (1.19)         0.00         (0.27)          (0.27)
Year Ended 7/31/2007             11.79       (0.26)(a)           4.24            3.98          0.00          0.00            0.00
Year Ended 7/31/2006             11.39       (0.28)(a)           0.85            0.57          0.00         (0.17)          (0.17)
Year Ended 7/31/2005             10.36       (0.21)(a)           1.87            1.66          0.00         (0.63)          (0.63)
Year Ended 7/31/2004              9.48       (0.27)(a)           1.15            0.88          0.00          0.00            0.00
Year Ended 7/31/2003              7.31       (0.18)(a)           2.43            2.25         (0.08)         0.00           (0.08)

CLASS C
Period Ended 1/31/2008          $15.73       (0.14)(a)          (1.05)          (1.19)         0.00         (0.27)          (0.27)
Year Ended 7/31/2007             11.76       (0.26)(a)           4.23            3.97          0.00          0.00            0.00
Year Ended 7/31/2006             11.35       (0.28)(a)           0.86            0.58          0.00         (0.17)          (0.17)
Year Ended 7/31/2005             10.34       (0.21)(a)           1.85            1.64          0.00         (0.63)          (0.63)
Year Ended 7/31/2004              9.45       (0.27)(a)           1.16            0.89          0.00          0.00            0.00
Year Ended 7/31/2003              7.31       (0.18)(a)           2.40            2.22         (0.08)         0.00           (0.08)
                                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                                        --------------------------------------------------
                                                                                                       ANNUALIZED RATIO OF
                                                                        ANNUALIZED       ANNUALIZED    OPERATING EXPENSES
                                                                         RATIO OF         RATIO OF       TO AVERAGE NET
                            NET ASSET                   NET ASSETS,     OPERATING      NET INVESTMENT    ASSETS WITHOUT
                              VALUE,                      END OF       EXPENSES TO     INCOME/(LOSS)     WAIVERS AND/OR    PORTFOLIO
                              END OF        TOTAL         PERIOD          AVERAGE        TO AVERAGE         EXPENSES        TURNOVER
                           THE PERIOD     RETURN (b)       (000)        NET ASSETS       NET ASSETS        REIMBURSED          RATE
------------------------------------------------------------------------------------------------------------------------------------
GLOBAL TECHNOLOGY FUND
CLASS A
Period Ended 1/31/2008       $14.97          (7.48)%     $162,148          1.57%             (1.02)%           1.57%            82%
Year Ended 7/31/2007          16.43          34.78         60,329          1.87              (1.14)            1.87            129
Year Ended 7/31/2006          12.19           5.83         24,685          1.99              (1.41)            2.50            159
Year Ended 7/31/2005          11.68          16.90          3,331          2.00              (1.26)            6.58            164
Year Ended 7/31/2004          10.54          10.25          1,371          2.00              (1.75)            7.01            234
Year Ended 7/31/2003           9.56          31.38            409          2.00              (1.74)           22.78            238

CLASS B
Period Ended 1/31/2008       $14.31          (7.80)%       $7,519          2.32%             (1.77)%           2.32%            82%
Year Ended 7/31/2007          15.77          33.76          2,621          2.62              (1.89)            2.62            129
Year Ended 7/31/2006          11.79           5.01          1,187          2.74              (2.20)            3.25            159
Year Ended 7/31/2005          11.39          16.10            906          2.75              (1.92)            7.33            164
Year Ended 7/31/2004          10.36           9.28            794          2.75              (2.45)            7.76            234
Year Ended 7/31/2003           9.48          31.10            816          2.75              (2.48)           23.53            238

CLASS C
Period Ended 1/31/2008       $14.27          (7.81)%      $68,722          2.32%             (1.77)%           2.32%            82%
Year Ended 7/31/2007          15.73          33.76         25,536          2.62              (1.89)            2.62            129
Year Ended 7/31/2006          11.76           5.11         10,752          2.74              (2.15)            3.25            159
Year Ended 7/31/2005          11.35          15.93          1,356          2.75              (1.96)            7.33            164
Year Ended 7/31/2004          10.34           9.42            957          2.75              (2.47)            7.76            234
Year Ended 7/31/2003           9.45          30.69            456          2.75              (2.50)           23.53            238

(a) Per share data was calculated using average shares outstanding during the period.

(b) Non-annualized total return for the period excluding any applicable sales charge.

                       See Notes to Financial Statements.

                                  62-63 spread

HENDERSON GLOBAL FUNDS
                                                                                                                FINANCIAL HIGHLIGHTS
                                                                                                                         (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                             ------------------------------------------     ----------------------------------------


                                                                NET                         DIVIDENDS    DISTRIBUTIONS
                              NET ASSET          NET        REALIZED AND       TOTAL           FROM         FROM NET
                               VALUE,        INVESTMENT    UNREALIZED GAIN     FROM             NET         REALIZED
                              BEGINNING        INCOME         (LOSS) ON      INVESTMENT     INVESTMENT      CAPITAL         TOTAL
                              OF PERIOD        (LOSS)        INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
CLASS A
Period Ended 1/31/2008          $26.91       (0.04)(b)          (1.35)          (1.39)         0.00         (2.36)          (2.36)
Year Ended 7/31/2007             21.52        0.02 (b)           6.43            6.45         (0.04)        (1.02)          (1.06)
Year Ended 7/31/2006             17.77        0.14 (b)           4.36            4.50          0.00         (0.75)          (0.75)
Year Ended 7/31/2005             14.94        0.00 (b),(*)       3.08            3.08          0.00         (0.25)          (0.25)
Year Ended 7/31/2004             11.99       (0.10)(b)           3.22            3.12          0.00         (0.17)          (0.17)
Year Ended 7/31/2003             10.51        0.00 (b),(*)       1.55            1.55         (0.07)         0.00           (0.07)

CLASS B
Period Ended 1/31/2008          $25.85       (0.13)(b)          (1.29)          (1.42)         0.00         (2.36)          (2.36)
Year Ended 7/31/2007             20.82       (0.17)(b)           6.22            6.05          0.00         (1.02)          (1.02)
Year Ended 7/31/2006             17.35       (0.03)(b)           4.25            4.22          0.00         (0.75)          (0.75)
Year Ended 7/31/2005             14.70       (0.14)(b)           3.04            2.90          0.00         (0.25)          (0.25)
Year Ended 7/31/2004             11.88       (0.22)(b)           3.21            2.99          0.00         (0.17)          (0.17)
Year Ended 7/31/2003             10.44       (0.12)(b)           1.59            1.47         (0.03)         0.00           (0.03)

CLASS C
Period Ended 1/31/2008          $25.83       (0.13)(b)          (1.28)          (1.41)         0.00         (2.36)          (2.36)
Year Ended 7/31/2007             20.81       (0.16)(b)           6.20            6.04          0.00         (1.02)          (1.02)
Year Ended 7/31/2006             17.33       (0.01)(b)           4.24            4.23          0.00         (0.75)          (0.75)
Year Ended 7/31/2005             14.68       (0.13)(b)           3.03            2.90          0.00         (0.25)          (0.25)
Year Ended 7/31/2004             11.88       (0.22)(b)           3.19            2.97          0.00         (0.17)          (0.17)
Year Ended 7/31/2003             10.44       (0.12)(b)           1.59            1.47         (0.03)         0.00           (0.03)

CLASS R
Period Ended 1/31/2008          $26.78       (0.07)(b)          (1.35)          (1.42)         0.00         (2.36)          (2.36)
Year Ended 7/31/2007             21.46        0.01 (b)           6.38            6.39         (0.05)        (1.02)          (1.07)
Period Ended 7/31/2006 (a)       19.07        0.09 (b)           3.05            3.14          0.00         (0.75)          (0.75)

JAPAN-ASIA FOCUS FUND
CLASS A
Period Ended 1/31/2008          $10.13       (0.02)(b)          (1.51)          (1.53)         0.00         (0.40)          (0.40)
Year Ended 7/31/2007              9.65       (0.05)(b)           0.53            0.48          0.00          0.00            0.00
Period Ended 7/31/2006 (a)       10.00       (0.03)(b)          (0.32)          (0.35)         0.00          0.00            0.00

CLASS C
Period Ended 1/31/2008          $10.03       (0.05)(b)          (1.51)          (1.56)         0.00         (0.40)          (0.40)
Year Ended 7/31/2007              9.62       (0.12)(b)           0.53            0.41          0.00          0.00            0.00
Period Ended 7/31/2006 (a)       10.00       (0.07)(b)          (0.31)          (0.38)         0.00          0.00            0.00

                                                                                   RATIOS TO AVERAGE NET ASSETS:
                                                                       ---------------------------------------------------
                                                                                                       ANNUALIZED RATIO OF
                                                                       ANNUALIZED       ANNUALIZED     OPERATING EXPENSES
                                                                        RATIO OF         RATIO OF        TO AVERAGE NET
                             NET ASSET                   NET ASSETS,   OPERATING      NET INVESTMENT     ASSETS WITHOUT
                               VALUE,                      END OF     EXPENSES TO     INCOME/(LOSS)      WAIVERS AND/OR    PORTFOLIO
                               END OF        TOTAL         PERIOD        AVERAGE        TO AVERAGE          EXPENSES        TURNOVER
                            THE PERIOD     RETURN (c)       (000)      NET ASSETS       NET ASSETS         REIMBURSED          RATE
------------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES FUND
CLASS A
Period Ended 1/31/2008        $23.16          (6.29)%     $2,572,071      1.47%            (0.26)%           1.47%              48%
Year Ended 7/31/2007           26.91          30.69        2,166,598      1.56              0.07             1.56               79
Year Ended 7/31/2006           21.52          25.98        1,007,241      1.66              0.68             1.66              100
Year Ended 7/31/2005           17.77          20.77          332,370      2.00             (0.01)            1.84               79
Year Ended 7/31/2004           14.94          26.15          104,255      2.00             (0.68)            2.21              132
Year Ended 7/31/2003           11.99          14.84            8,371      2.00              0.01             7.21              190

CLASS B
Period Ended 1/31/2008        $22.07          (6.68)%       $132,930      2.22%            (1.00)%           2.22%              48%
Year Ended 7/31/2007           25.85          29.75          130,558      2.31             (0.71)            2.31               79
Year Ended 7/31/2006           20.82          24.97           77,695      2.41             (0.16)            2.41              100
Year Ended 7/31/2005           17.35          19.87           37,291      2.75             (0.84)            2.59               79
Year Ended 7/31/2004           14.70          25.29           16,559      2.75             (1.52)            2.96              132
Year Ended 7/31/2003           11.88          14.10            3,888      2.75             (1.13)            7.96              190

CLASS C
Period Ended 1/31/2008        $22.06          (6.64)%     $1,211,295      2.22%            (1.01)%           2.22%              48%
Year Ended 7/31/2007           25.83          29.72        1,073,481      2.31             (0.67)            2.31               79
Year Ended 7/31/2006           20.81          25.06          497,402      2.41             (0.05)            2.41              100
Year Ended 7/31/2005           17.33          19.90          161,712      2.75             (0.80)            2.59               79
Year Ended 7/31/2004           14.68          25.12           63,396      2.75             (1.46)            2.96              132
Year Ended 7/31/2003           11.88          14.12            7,560      2.75             (1.14)            7.96              190

CLASS R
Period Ended 1/31/2008        $23.00          (6.44)%         $1,183      1.72%            (0.51)%           1.72%              48%
Year Ended 7/31/2007           26.78          30.52              903      1.81              0.04             1.81               79
Period Ended 7/31/2006 (a)     21.46          17.07              131      1.91              0.54             1.91              100

JAPAN-ASIA FOCUS FUND
CLASS A
Period Ended 1/31/2008         $8.20         (15.62)%        $45,699      1.71%            (0.38)%           1.71%              31%
Year Ended 7/31/2007           10.13           4.97           61,316      1.84             (0.47)            1.83               61
Period Ended 7/31/2006 (a)      9.65          (3.50)          39,381      2.00             (0.63)            2.40               29

CLASS C
Period Ended 1/31/2008         $8.07         (16.08)%        $24,098      2.46%            (1.11)%           2.46%              31%
Year Ended 7/31/2007           10.03           4.26           36,496      2.59             (1.23)            2.58               61
Period Ended 7/31/2006 (a)      9.62          (3.80)          18,508      2.75             (1.37)            3.15               29

(a) The Henderson International Opportunities Fund Class R commenced operations on September 30, 2005. The Henderson Japan-Asia Focus Fund commenced operations on January 31, 2006.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

(*)  Amount represents less than $0.01.


                       See Notes to Financial Statements.

                                  64-65 spread

HENDERSON GLOBAL FUNDS
                                                                                                                FINANCIAL HIGHLIGHTS
                                                                                                                         (UNAUDITED)
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS INDICATED
                                              INCOME (LOSS) FROM INVESTMENT OPERATIONS:                LESS DISTRIBUTIONS:
                                             ------------------------------------------     ----------------------------------------


                                                                NET                         DIVIDENDS    DISTRIBUTIONS
                              NET ASSET          NET        REALIZED AND       TOTAL           FROM         FROM NET
                               VALUE,        INVESTMENT    UNREALIZED GAIN     FROM             NET         REALIZED
                              BEGINNING        INCOME         (LOSS) ON      INVESTMENT     INVESTMENT      CAPITAL         TOTAL
                              OF PERIOD        (LOSS)        INVESTMENTS     OPERATIONS       INCOME         GAINS     DISTRIBUTIONS
------------------------------------------------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Period Ended 1/31/2008          $11.99       (0.02)(b)          (0.61)          (0.63)         0.00         (1.74)          (1.74)
Year Ended 7/31/2007             10.35       (0.05)(b)           2.32            2.27          0.00         (0.63)          (0.63)
Year Ended 7/31/2006             10.93       (0.13)(b)          (0.38)          (0.51)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005              9.69       (0.12)(b)           1.41            1.29         (0.05)         0.00           (0.05)
Period Ended 7/31/2004 (a)       10.00       (0.04)(b)          (0.27)          (0.31)         0.00          0.00            0.00

CLASS B
Period Ended 1/31/2008          $11.72       (0.06)(b)          (0.58)          (0.64)         0.00         (1.74)          (1.74)
Year Ended 7/31/2007             10.20       (0.13)(b)           2.28            2.15          0.00         (0.63)          (0.63)
Year Ended 7/31/2006             10.85       (0.21)(b)          (0.37)          (0.58)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005              9.67       (0.19)(b)           1.39            1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)       10.00       (0.05)(b)          (0.28)          (0.33)         0.00          0.00            0.00

CLASS C
Period Ended 1/31/2008          $11.72       (0.06)(b)          (0.59)          (0.65)         0.00         (1.74)          (1.74)
Year Ended 7/31/2007             10.20       (0.14)(b)           2.29            2.15          0.00         (0.63)          (0.63)
Year Ended 7/31/2006             10.85       (0.21)(b)          (0.37)          (0.58)         0.00         (0.07)          (0.07)
Year Ended 7/31/2005              9.67       (0.20)(b)           1.40            1.20         (0.02)         0.00           (0.02)
Period Ended 7/31/2004 (a)       10.00       (0.05)(b)          (0.28)          (0.33)         0.00          0.00            0.00

WORLDWIDE INCOME FUND
CLASS A
Period Ended 1/31/2008          $10.87        0.33 (b)          (0.43)          (0.10)        (0.40)         0.00           (0.40)
Year Ended 7/31/2007             10.78        0.66 (b)           0.08            0.74         (0.65)         0.00           (0.65)
Year Ended 7/31/2006             11.03        0.71 (b)          (0.22)           0.49         (0.74)         0.00           (0.74)
Year Ended 7/31/2005             10.73        0.66 (b)           0.40            1.06         (0.72)        (0.04)          (0.76)
Period Ended 7/31/2004 (a)       10.00        0.54 (b)           0.73            1.27         (0.54)         0.00           (0.54)

CLASS B
Period Ended 1/31/2008          $10.84        0.30 (b)          (0.43)          (0.13)        (0.36)         0.00           (0.36)
Year Ended 7/31/2007             10.76        0.57 (b)           0.07            0.64         (0.56)         0.00           (0.56)
Year Ended 7/31/2006             11.00        0.62 (b)          (0.20)           0.42         (0.66)         0.00           (0.66)
Year Ended 7/31/2005             10.72        0.58 (b)           0.38            0.96         (0.64)        (0.04)          (0.68)
Period Ended 7/31/2004 (a)       10.00        0.47 (b)           0.73            1.20         (0.48)         0.00           (0.48)

CLASS C
Period Ended 1/31/2008          $10.86        0.29 (b)          (0.42)          (0.13)        (0.36)         0.00           (0.36)
Year Ended 7/31/2007             10.78        0.57 (b)           0.07            0.64         (0.56)         0.00           (0.56)
Year Ended 7/31/2006             11.02        0.63 (b)          (0.21)           0.42         (0.66)         0.00           (0.66)
Year Ended 7/31/2005             10.73        0.58 (b)           0.39            0.97         (0.64)        (0.04)          (0.68)
Period Ended 7/31/2004 (a)       10.00        0.46 (b)           0.75            1.21         (0.48)         0.00           (0.48)
                                                                                    RATIOS TO AVERAGE NET ASSETS:
                                                                        ---------------------------------------------------
                                                                                                        ANNUALIZED RATIO OF
                                                                        ANNUALIZED       ANNUALIZED     OPERATING EXPENSES
                                                                         RATIO OF         RATIO OF        TO AVERAGE NET
                               NET ASSET                 NET ASSETS,    OPERATING      NET INVESTMENT     ASSETS WITHOUT
                                 VALUE,                    END OF      EXPENSES TO     INCOME/(LOSS)      WAIVERS AND/OR   PORTFOLIO
                                 END OF       TOTAL        PERIOD         AVERAGE        TO AVERAGE          EXPENSES       TURNOVER
                              THE PERIOD    RETURN (c)      (000)       NET ASSETS       NET ASSETS         REIMBURSED         RATE
------------------------------------------------------------------------------------------------------------------------------------
US FOCUS FUND
CLASS A
Period Ended 1/31/2008           $9.62         (7.01)%    $7,670           1.40%             (0.36)%            2.66%            51%
Year Ended 7/31/2007             11.99         22.55       9,328           1.95              (0.45)             2.95            167
Year Ended 7/31/2006             10.35         (4.69)     10,991           2.00              (1.18)             2.45             98
Year Ended 7/31/2005             10.93         13.34      14,752           2.00              (1.19)             3.37             80
Period Ended 7/31/2004 (a)        9.69         (3.10)      1,467           2.00              (1.41)            22.58             11

CLASS B
Period Ended 1/31/2008           $9.34         (7.36)%      $735           2.15%             (1.10)%            3.41%            51%
Year Ended 7/31/2007             11.72         21.67         998           2.70              (1.23)             3.70            167
Year Ended 7/31/2006             10.20         (5.38)      1,292           2.75              (1.92)             3.20             98
Year Ended 7/31/2005             10.85         12.46       3,002           2.75              (1.84)             4.12             80
Period Ended 7/31/2004 (a)        9.67         (3.30)      1,483           2.75              (2.21)            23.32             11

CLASS C
Period Ended 1/31/2008           $9.33         (7.36)%    $2,476           2.15%             (1.11)%            3.41%            51%
Year Ended 7/31/2007             11.72         21.67       2,789           2.70              (1.21)             3.70            167
Year Ended 7/31/2006             10.20         (5.38)      3,065           2.75              (1.93)             3.20             98
Year Ended 7/31/2005             10.85         12.46       3,849           2.75              (1.95)             4.12             80
Period Ended 7/31/2004 (a)        9.67         (3.30)        356           2.75              (2.21)            23.32             11

WORLDWIDE INCOME FUND
CLASS A
Period Ended 1/31/2008          $10.37         (1.07)%   $82,213           1.30%              6.12%             1.47%            23%
Year Ended 7/31/2007             10.87          6.71      39,470           1.30               5.89              1.77             73
Year Ended 7/31/2006             10.78          4.70      17,927           1.30               6.51              1.93            161
Year Ended 7/31/2005             11.03         10.07      16,375           1.30               5.98              2.08            137
Period Ended 7/31/2004 (a)       10.73         12.81       7,628           1.30               5.89              3.49            327

CLASS B
Period Ended 1/31/2008          $10.35         (1.35)%    $5,785           2.05%              5.46%             2.22%            23%
Year Ended 7/31/2007             10.84          5.93       5,003           2.05               5.17              2.52             73
Year Ended 7/31/2006             10.76          3.93       5,210           2.05               5.77              2.68            161
Year Ended 7/31/2005             11.00          9.07       4,751           2.05               5.23              2.83            137
Period Ended 7/31/2004 (a)       10.72         12.08       3,344           2.05               5.29              4.24            327

CLASS C
Period Ended 1/31/2008          $10.37         (1.35)%   $66,950           2.05%              5.35%             2.22%            23%
Year Ended 7/31/2007             10.86          5.92      29,752           2.05               5.11              2.52             73
Year Ended 7/31/2006             10.78          3.92      13,150           2.05               5.78              2.68            161
Year Ended 7/31/2005             11.02          9.16      13,580           2.05               5.23              2.83            137
Period Ended 7/31/2004 (a)       10.73         12.18       8,047           2.05               5.26              4.24            327

(a) The Henderson US Focus Fund commenced operations on April 30, 2004. The Henderson Worldwide Income Fund commenced operations on September 30, 2003.

(b) Per share data was calculated using average shares outstanding during the period.

(c) Non-annualized total return for the period excluding any applicable sales charge.

                       See Notes to Financial Statements.

                                  66-67 spread

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)


NOTE 1. ORGANIZATION

Henderson Global Funds (the "Trust") was organized on May 11, 2001, as a Delaware business trust and is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. The Trust has an unlimited number of authorized shares that are divided among ten series. Two series of the Trust, Henderson International Equity Fund and Henderson Global Real Estate Equities Fund, are not included in this report because their fiscal year end is December 31. Henderson European Focus Fund ("European Focus"), Henderson Global Equity Income Fund ("Global Equity Income"), Henderson Global Opportunities Fund ("Global Opportunities"), Henderson Global Technology Fund ("Global Technology"), Henderson International Opportunities Fund ("International Opportunities"), Henderson Japan-Asia Focus Fund ("Japan-Asia Focus"), Henderson US Focus Fund ("US Focus") and Henderson Worldwide Income Fund ("Worldwide Income") collectively (the "Funds") are each a separate series of the Trust. Each Fund except Global Equity Income, Global Opportunities and Japan-Asia Focus is diversified. Each of the Funds except Global Equity Income, Global Opportunities and Japan-Asia Focus, offer Class A shares, Class B shares and Class C shares. Global Equity Income, Global Opportunities and Japan-Asia Focus offer Class A shares and Class C shares. Class A shares generally provide for a front-end sales charge, and Class B shares and Class C shares provide for a contingent deferred sales charge. International Opportunities also offers Class R shares which are not subject to a front-end or contingent deferred sales charge. Each class of shares has equal rights as to earnings and assets except that each class bears different distribution and shareholder service expenses. Each class of shares has exclusive voting rights with respect to matters that affect just that class. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets. Class B shares automatically convert to Class A shares at the end of the month following the eighth anniversary of issuance.

NOTE 2. SIGNIFICANT ACCOUNTING POLICIES

SECURITY VALUATION

Securities traded on a recognized exchange or market are generally valued at the last reported sale price or at the official closing price. Listed securities for which no sale was reported on that date and other securities traded in the over-the-counter market are valued at the mean between the last bid and asked prices.

Debt securities are valued at the last sales price or market value by independent pricing services approved by the Trustees of the Trust. If the pricing services are unable to provide valuations, the securities are valued at the mean between the last bid and asked prices or if no ask is available, then the last bid price obtained from one or more broker dealers. Such pricing services may use various pricing techniques, which take into account appropriate factors such as yield, quality, coupon rate, maturity, type of issue, trading characteristics and other data, as well as broker quotes.

Short-term investments purchased with an original or remaining maturity of 60 days or less are valued at amortized cost, which approximates market value.

If market quotations are not readily available, or if the investment adviser determines that a quotation of a security does not represent a fair value, then the security is valued at a fair value as determined in good faith using procedures approved by the Trustees of the Trust. The Trust has retained an independent statistical fair value pricing service to assist in the fair valuation process for securities principally traded in a foreign market in order to adjust for possible changes in value that may occur between the close of the foreign exchange and the time at which Fund shares are priced. If a security is valued at a "fair value", that value may be different from the last quoted market price for the security. As a result, it is possible that fair value prices will be used by European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income.

SECURITY TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on trade date. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Bond premium is amortized and discount is accreted over the expected life of each applicable security. Corporate actions involving foreign securities, including dividends, are recorded as soon as the information becomes available. Withholding taxes on foreign dividends are accrued in accordance with the applicable country's tax rules and rates. Securities gains and losses are determined on the identified cost basis, which is the same basis used for federal income tax purposes.

FOREIGN CURRENCY TRANSLATION

Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments on the Statement of Operations.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)


Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade date and settlement date on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

INDEMNIFICATIONS

Under the Trust's organizational documents, its Officers and Trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business the Trust enters into contracts that provide general indemnifications to other parties. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet been asserted.

USE OF ESTIMATES

The preparation of financial statements, in conformity with United States generally accepted accounting principles, requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results may differ from those estimates.

FORWARD FOREIGN CURRENCY CONTRACTS

The Funds may enter into forward foreign currency contracts primarily to hedge against foreign currency exchange rate risks on their non-U.S. dollar denominated investment securities. When entering into forward foreign currency contracts, a Fund agrees to receive or deliver a fixed quantity of foreign currency for an agreed-upon price on an agreed future date. Realized gains or losses on forwards include net gains or losses on contracts that have matured or which a Fund has terminated by entering into offsetting closing transactions. Forward foreign currency contracts are valued daily and the unrealized appreciation or depreciation is included in the Statement of Assets and Liabilities. These instruments involve market risk, credit risk, or both kinds of risks, in excess of the amount recognized in the Statement of Operations - Net realized and unrealized gain/(loss). These risks arise from the possible inability of counterparties to meet the terms of their contracts and from unfavorable currency fluctuations.

The Funds held the following open forward foreign currency contracts at January 31, 2008:

                          LOCAL                     UNREALIZED
            VALUE        AMOUNT       CURRENT     APPRECIATION
              DATE      (000'S)         VALUE    (DEPRECIATION)
------------------------------------------------------------------

EUROPEAN FOCUS
------------------------------------------------------------------

British
Pound
Short      4/07/08   65,000,000   $65,433,606       $(433,606)
------------------------------------------------------------------

Euro
Short      4/24/08  100,000,000   102,125,181      (2,125,181)
==================================================================

GLOBAL EQUITY INCOME
------------------------------------------------------------------

British
Pound
Short      4/16/08   60,000,000   $60,671,015       $(671,015)
==================================================================

GLOBAL OPPORTUNITIES
------------------------------------------------------------------

British
Pound
Short      4/07/08      700,000      $704,669         $(4,669)
------------------------------------------------------------------

Euro
Short      4/24/08    1,400,000     1,429,753         (29,753)
==================================================================

INTERNATIONAL OPPORTUNITIES
------------------------------------------------------------------

British
Pound
Short      4/07/08   90,000,000   $90,600,396       $(600,396)
------------------------------------------------------------------

Euro
Short      4/24/08  230,000,000   234,887,892      (4,887,892)
==================================================================

WORLDWIDE INCOME
------------------------------------------------------------------

British
Pound
Short      2/26/08   14,540,815   $14,807,931       $(267,116)
------------------------------------------------------------------

Euro
Long       2/26/08    1,300,000     1,319,906          19,906
------------------------------------------------------------------

Euro
Short      2/26/08   45,261,672    46,138,041        (876,369)
==================================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

SECURITIES LOANS

The Funds may make secured loans of its portfolio securities amounting to not more than 33 1/3% of its total assets (taken at market value at the time of such loan), thereby realizing additional income. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities, possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Securities loans are made to banks and broker-dealers, via State Street Bank and Trust Company as lending agent, pursuant to agreements requiring that loans be continuously secured by collateral at least equal at all times to the value of the securities on loan. Collateral is invested in a money market fund. The borrower pays to the Funds an amount equal to any dividends or interest received on securities lent. The Funds receive a fee from the borrower or retain all or a portion of the interest received on investment of cash collateral. Income earned from securities lending is reflected as Net securities lending income on the Statement of Operations. The Fund may call such loans in order to sell the securities involved. During the six months ended January 31, 2008, International Opportunities transacted in securities lending.

EXPENSES

Expenses are recorded on an accrual basis. Expenses of the Trust that are directly attributable to a specific Fund are charged to that Fund. Other expenses are allocated proportionately among each Fund within the Trust based on average daily net assets or on another reasonable basis.

DEFERRED OFFERING COSTS

Costs incurred in connection with the offering and initial registration of Global Equity Income and Global Opportunities have been deferred in conformity with United States generally accepted accounting principles and are being amortized on a straight-line basis over the first twelve months after commencement of operations.

FEDERAL INCOME TAXES

The Trust's policy is that each Fund continue to comply with the requirements of Subchapter M of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all its taxable income to shareholders. Therefore, no federal income tax provision is required. The Funds file tax returns with the U.S. Internal Revenue Service and various states. Generally, the tax authorities can examine all tax returns filed for the last three years.

The Funds intend to utilize provisions of the federal income tax laws which allow them to carry a realized capital loss forward for eight years following the year of loss and offset such losses against any future realized capital gains. At July 31, 2007, Worldwide Income had $688,147 accumulated capital loss carryforward, of which, for tax purposes $341,836 expires July 31, 2014 and $346,311 expires July 31, 2015.

At July 31, 2007, the following funds deferred post-October losses which will be recognized on the first day of the following year:

                               CURRENCY LOSS     CAPITAL LOSS
                                    DEFERRED         DEFERRED
-------------------------------------------------------------
International Opportunities       $4,338,523              $--
Japan-Asia Focus                      68,559               --
US Focus                               5,303               --
Worldwide Income                          --          198,215
=============================================================

On July 13th, 2006, the Financial Accounting Standards Board ("FASB") released interpretation No. 48 "Accounting for Uncertainty in Income Taxes" ("FIN 48"). Fin 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund's tax returns to determine whether the tax positions are "more likely than not" of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely than not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. Management has concluded their review of this standard and no material impact on the financial statements of the Funds has been noted.

DISTRIBUTIONS TO SHAREHOLDERS

Distributions to shareholders are recorded on the ex-dividend date. Distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from United States generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts based on their federal tax-basis treatment.

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

The tax character of distributions paid during the six months ended January 31, 2008 and July 31, 2007 were as follows:

                                  ESTIMATED      ESTIMATED
SIX MONTHS ENDED                   ORDINARY      LONG-TERM
JANUARY 31, 2008                     INCOME  CAPITAL GAINS
----------------------------------------------------------

European Focus                  $92,199,202    $62,200,501
Global Equity Income              7,985,852             --
Global Opportunities                131,992             --
Global Technology                 2,249,601      2,017,125
Worldwide Income                  3,968,925             --
Japan-Asia Focus                  1,865,855      1,538,656
International Opportunities     272,640,686     78,060,069
US Focus                            578,177      1,188,849
==========================================================


YEAR ENDED                         ORDINARY      LONG-TERM
JULY 31, 2007                        INCOME  CAPITAL GAINS
----------------------------------------------------------

European Focus                  $22,099,995    $31,830,617
Global Equity Income              5,020,630             --
International Opportunities      49,724,872     42,043,765
US Focus                            153,245        611,123
Worldwide Income                  2,751,767             --
==========================================================

As of July 31, 2007, the components of distributable earnings on a tax basis were as follows:

              UNDISTRIBUTED  UNDISTRIBUTED      UNREALIZED
                   ORDINARY      LONG-TERM    APPRECIATION
                     INCOME   CAPITAL GAIN   (DEPRECIATION)
----------------------------------------------------------

European
 Focus          $73,374,682    $43,699,507    $173,617,542
----------------------------------------------------------

Global
 Equity Income      945,239             --      (3,070,872)
----------------------------------------------------------

Global
 Opportunities      105,310             --         208,370
----------------------------------------------------------

Global
 Technology         875,040        609,461      12,639,747
----------------------------------------------------------

International
 Opportunities  200,586,422     44,238,566     498,961,859
----------------------------------------------------------

Japan-Asia
 Focus            1,865,744      1,537,625      (2,531,185)
----------------------------------------------------------

US Focus            490,515      1,188,848       1,473,722
----------------------------------------------------------

Worldwide
 Income             559,243             --        (798,910)
==========================================================

Ordinary income and net realized gains/losses may differ for book and tax basis reporting purposes due to post-October losses, which are not recognized for tax purposes until the first day of the following fiscal year, tax deferral on wash sales and PFIC transactions.

NOTE 3. INVESTMENT ADVISORY FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Pursuant to an Investment Advisory Agreement, Henderson Global Investors (North America) Inc. ("HGINA") acts as the Funds' investment adviser. HGINA is an indirect wholly owned subsidiary of Henderson Global Investors (Holdings) plc, which is an indirect wholly owned subsidiary of Henderson Group plc. HGINA supervises the investments of the Funds and receives a management fee for such services. The fee is calculated daily and paid monthly based on each Fund's average daily net assets (or average daily managed assets with the respect to Worldwide Income) at the following annual rates:

European Focus              First $500 million         1.00%
                            Next $1 billion            0.90%
                            Over $1.5 billion          0.85%
--------------------------------------------------------------
Global Equity Income        First $500 million         0.90%
                            Next $500 million          0.80%
                            Next $500 million          0.70%
                            Over $1.5 billion          0.60%
--------------------------------------------------------------
Global Opportunities        First $1 billion           1.10%
                            Next $1 billion            0.95%
                            Over $2 billion            0.85%
--------------------------------------------------------------
Global Technology           First $500 million         1.00%
                            Next $500 million          0.95%
                            Over $1 billion            0.90%
--------------------------------------------------------------
International Opportunities First $1 billion           1.10%
                            Next $1 billion            0.95%
                            Over $2 billion            0.85%
--------------------------------------------------------------
Japan-Asia Focus            First $500 million         1.00%
                            Next $1 billion            0.90%
                            Over $1.5 billion          0.85%
--------------------------------------------------------------
US Focus                    First $150 million         0.95%
                            Over $150 million          0.85%
--------------------------------------------------------------
Worldwide Income1           First $500 million         0.85%
                            Next $500 million          0.75%
                            Next $500 million          0.70%
                            Over $1.5 billion          0.65%
==============================================================

1The fee for Worldwide Income is based upon the Fund's average daily managed assets. Managed assets mean the total assets of the Fund (including any assets attributable to any leverage that may be outstanding) minus the sum of accrued liabilities (other than debt representing financial leverage). Since the Fund pays the Adviser based on the Fund's average daily managed assets, the Adviser's fee will be higher if the Fund is leveraged.

HENDERSON GLOBAL FUNDS

                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)


Pursuant to separate contractual Expense Limitation Agreements, HGINA has agreed to waive or limit its advisory fee and, if necessary, to reimburse other operating expenses of each Fund in order to limit total annual expenses, less distribution and service fees, to 1.75% of average daily net assets for European Focus, Global Technology, International Opportunities and Japan-Asia Focus, to 1.15% of average daily net assets for Global Equity and US Focus, to 1.70% of average daily net assets for Global Opportunities and to 1.05% of average daily net assets for Worldwide Income. These agreements are effective through July 31, 2020. Under the Expense Limitation Agreements, the annual expense limit including distribution and service fees as a percentage of average daily net assets is as follows:

                        Class A  Class B or C     Class R
---------------------------------------------------------

European
 Focus                    2.00%         2.75%        N/A
---------------------------------------------------------

Global Equity
 Income                   1.40          2.15         N/A
---------------------------------------------------------

Global
 Opportunities            1.95          2.70         N/A
---------------------------------------------------------

Global
 Technology               2.00          2.75         N/A
---------------------------------------------------------

International
 Opportunities            2.00          2.75        2.25%
---------------------------------------------------------

Japan-Asia
 Focus                    2.00          2.75         N/A
---------------------------------------------------------

US Focus                  1.40          2.15         N/A
---------------------------------------------------------

Worldwide
 Income                   1.30          2.05         N/A
=========================================================

HGINA may recover from Global Equity Income and Global Opportunities reimbursed expenses relating to previous years provided the Fund's current expense ratio falls below the expense limitation. The recovery of reimbursed expenses is effective through November 30, 2009. The remaining amount of potentially recoverable expenses at January 31, 2008 for Global Equity Income and Global Opportunities was $283,983 and $362,308, respectively.

During the period, HGINA reimbursed European Focus $373,000 for interest expense paid to the United States Treasury for ordinary income not distributed in prior years which was the result of additional passive foreign investment company ("PFIC") holdings identified in the portfolio. This amount is reflected in the Statement of Operations - Fees waived and expenses reimbursed by investment adviser.

Henderson Investment Management Limited ("HIML") is the sub-adviser for European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, and Japan-Asia Focus pursuant to a Sub-Advisory Agreement. HIML is a direct wholly owned subsidiary of Henderson Global Investors (Holdings) plc.

HIML receives a fee for its services, paid by HGINA from its management fee, based on each Fund's average daily net assets as set forth below:

European Focus              First $500 million     0.45%
                            Next $1 billion        0.35%
                            Over $1.5 billion      0.30%
----------------------------------------------------------
Global Equity Income        First $500 million     0.40%
                            Next $1 billion        0.30%
                            Next $500 million      0.25%
                            Over $2 billion        0.20%
----------------------------------------------------------
Global Opportunities        First $1 billion       0.45%
                            Next $1 billion        0.30%
                            Over $2 billion        0.25%
----------------------------------------------------------
Global Technology           First $500 million     0.45%
                            Next $500 million      0.40%
                            Over $1 billion        0.35%
----------------------------------------------------------
International Opportunities First $1 billion       0.50%
                            Next $1 billion        0.35%
                            Over $2 billion        0.25%
----------------------------------------------------------
Japan-Asia Focus            First $500 million     0.45%
                            Next $1 billion        0.35%
                            Over $1.5 billion      0.30%
=========================================================

Shares of the Funds are often purchased through financial intermediaries who are agents of the Funds for the limited purpose of completing purchases and sales. These intermediaries may provide certain networking and sub-transfer agent services with respect to Fund shares held by that intermediary for its customers, and the intermediary may charge the Adviser a fee for those services. Effective October 1, 2006, the Funds began reimbursing the Adviser for such fees with limits specified by the Board of Trustees. The fees are included in Transfer agent fees in the Statement of Operations.

The Funds bear a portion of the compensation paid to the Chief Compliance Officer of the Trust. This compensation is reflected as Chief Compliance Officer fees in the Statement of Operations.

At January 31, 2008, HGINA owned the following number of shares in the following
Funds:

                                                  SHARES
---------------------------------------------------------
Global Equity Income Class A                      24,182
Global Equity Income Class C                       2,672
Global Technology Class A                         14,398
=========================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

HGINA is a direct subsidiary of Henderson International Inc. ("HII"). At January 31, 2008, HII owned the following number of shares in the following Funds:

                                                  SHARES
---------------------------------------------------------
European Focus Class A                               656
Global Equity Income Class A            `            757
Global Opportunities Class A                      60,472
Global Opportunities Class C                       5,023
Global Technology Class A                            732
International Opportunities Class A                  863
International Opportunities Class R                1,494
US Focus Class A                                  12,480
Worldwide Income Class A                           3,403
=========================================================


NOTE 4. COMPENSATION OF TRUSTEES AND OFFICERS

Certain officers and trustees of the Trust are also officers of HGINA. None of the Trust's officers, other than the Chief Compliance Officer, are compensated by the Trust. The Trust makes no direct payment to trustees affiliated with HGINA. Fees paid to Trustees are reflected as Trustees' fees and expenses in the Statement of Operations.

NOTE 5. DISTRIBUTION

The Trust has adopted a distribution plan for Class A, Class B, Class C and Class R shares of the Funds in accordance with Rule 12b-1 under the 1940 Act (the "12b-1 Plan"). Under the 12b-1 Plan, each Fund pays the distributor an annual fee of 0.25% of the average daily net assets attributable to its Class A shares, an annual fee of 1.00% of the average daily net assets attributable to its Class B and C shares, and an annual fee of .50% of average daily net assets attributable to its Class R shares. The 12b-1 Plan is used to induce or compensate financial intermediaries (including brokerage firms, depository institutions and other firms) to provide distribution and/or services to the Funds and their shareholders.

NOTE 6. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities, excluding short-term investments, for the Funds during the six months ended January 31, 2008, were as follows:

                               Purchases           Sales
---------------------------------------------------------
European Focus              $547,033,475    $574,081,669
Global Equity Income         392,216,653     199,887,040
Global Opportunities          21,967,826       8,644,476
Global Technology            324,633,832     158,691,956
International
    Opportunities          2,379,238,457   1,732,307,531
Japan-Asia Focus              25,847,597      37,530,323
US Focus                       6,447,312       8,353,718
Worldwide Income             116,330,198      23,924,346
=========================================================

The U.S. federal income tax basis of the Funds' investments excluding foreign currency and forward foreign currency contracts at January 31, 2008, and the gross unrealized appreciation and depreciation, were as follows:

                                                        GLOBAL
                                       EUROPEAN         EQUITY
                                          FOCUS         INCOME
---------------------------------------------------------------
Cost                             $1,175,030,989   $349,993,582
---------------------------------------------------------------
Gross unrealized appreciation       139,346,532      4,780,675
---------------------------------------------------------------
Gross unrealized depreciation      (131,102,527)   (31,646,493)
---------------------------------------------------------------
Net unrealized
appreciation/(depreciation)           8,244,005    (26,865,818)
===============================================================

                                         GLOBAL         GLOBAL
                                  OPPORTUNITIES     TECHNOLOGY
---------------------------------------------------------------
Cost                                $18,763,665   $227,301,294
---------------------------------------------------------------
Gross unrealized appreciation           478,018      8,510,433
---------------------------------------------------------------
Gross unrealized depreciation        (1,131,791)   (16,148,228)
---------------------------------------------------------------
Net unrealized depreciation            (653,773)    (7,637,795)
===============================================================

                                  INTERNATIONAL     JAPAN-ASIA
                                  OPPORTUNITIES          FOCUS
---------------------------------------------------------------
Cost                             $3,477,819,962    $82,346,071
---------------------------------------------------------------
Gross unrealized appreciation       326,635,569             --
---------------------------------------------------------------
Gross unrealized depreciation      (293,684,447)   (14,776,851)
---------------------------------------------------------------
Net unrealized
appreciation/(depreciation)          32,951,122     14,776,851)
===============================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

                                                     WORLDWIDE
                                       US FOCUS         INCOME
---------------------------------------------------------------
Cost                                 $9,725,875   $149,159,099
---------------------------------------------------------------
Gross unrealized appreciation           863,134        896,541
---------------------------------------------------------------
Gross unrealized depreciation          (513,118)    (7,182,308)
---------------------------------------------------------------
Net unrealized
appreciation/(depreciation)             350,016     (6,285,767)
===============================================================

Identified cost may differ for book and tax basis reporting purposes primarily due to tax deferral of losses on wash sales, PFIC transactions and amortization of premiums reflected as of January 31, 2008.

NOTE 7. SIGNIFICANT CONCENTRATIONS

European Focus, Global Equity Income, Global Opportunities, Global Technology, International Opportunities, Japan-Asia Focus and Worldwide Income invest a substantial percentage of their assets in securities of foreign issuers. Worldwide Income may also invest a substantial percentage of its net assets in securities of emerging market countries. These investments may involve certain considerations and risks not typically associated with investments in the United States as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries. Some countries in which the Funds invest may require government approval for repatriation of investment income, capital or the proceeds for sales of securities by foreign investors. In addition, if there is deterioration in a country's balance of payments or for other reasons, a country may impose temporary restrictions on foreign capital remittances abroad. In addition, changes in currency exchange rates will affect the value of investments denominated in a foreign currency, as well as investment income derived from those securities.

Worldwide Income invests primarily in income producing securities with a focus on foreign investment grade debt. It may also invest in lower quality high yield securities. Investing in high yield securities may involve greater risks and considerations not typically associated with investing in U.S. Government bonds and other high quality fixed-income securities. These securities are non-investment grade securities, often referred to as "junk bonds." Economic downturns may disrupt the high yield market and impair the ability of issuers to repay principal and interest. Also, an increase in interest rates would likely have an adverse impact on the value of such obligations. More over, high yield securities may be less liquid due to the extent that there is no established secondary market and because of a decline in value of such securities.

The Funds may invest a high percentage of their net assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the economic, political and regulatory developments in a particular sector of the market, positive or negative, have a greater impact on a Fund's net assets and will cause the value of its shares to fluctuate more than if the Fund did not concentrate its investments in a particular sector. In particular, Global Technology concentrates its investments in issuers within specific industries of the technology and telecommunications sectors. Valuations of companies in these sectors are typically subject to greater volatility than other sectors.

NOTE 8. BORROWING ARRANGEMENTS

The Trust has a $140 million credit facility that was entered into to facilitate portfolio liquidity. Interest is charged to each participating fund based on its borrowings at a rate per annum equal to the Federal Funds rate plus 0.50%. In addition, a commitment fee of 0.10% per annum is accrued and apportioned among the participating funds based on their pro-rata portion of the utilized line of credit. The commitment fee is included in Miscellaneous fees on the Statement of Operations. No amounts were borrowed under this facility during the six months ended January 31, 2008.

NOTE 9. REDEMPTION FEE

The Funds may impose a redemption fee of 2.00% on shares redeemed within 30 days of purchase. The fee, which is not a sales charge, is retained by the Funds and not paid to HGINA or its affiliates. Redemption fees are included in Amount Redeemed on the Statements of Changes - Capital Stock Activity. Redemptions fees during the six months ended January 31, 2008 were as follows:

                                          REDEMPTION FEES
---------------------------------------------------------

European Focus                                   $13,915
Global Equity Income                              11,507
Global Opportunities                                 201
Global Technology                                  4,084
International Opportunities                       48,391
Japan-Asia Focus                                     194
US Focus                                              --
Worldwide Income                                   3,379
=========================================================

HENDERSON GLOBAL FUNDS
                                                   NOTES TO FINANCIAL STATEMENTS
                                                                     (UNAUDITED)

NOTE 10. RECENT ACCOUNTING STANDARDS

In September 2006, the Financial Accounting Standards Board (FASB) issued Statement on Financial Accounting Standards No. 157, "Fair Value Measurements" (FAS 157). This standard clarifies the definition of fair value for financial reporting, establishes a framework for measuring fair value and requires additional disclosures about the use of fair value measurements. FAS 157 is effective for financial statements issued for fiscal years beginning after November 15, 2007 and interim periods within those fiscal years. As of January 31, 2008, the Funds do not believe the adoption of FAS 157 will impact the amounts reported in the financial statements, however, additional disclosures will be required about the inputs used to develop the measurements of fair value and the effect of certain of the measurements reported in the statement of operations for a fiscal period.

NOTE 11. SUBSEQUENT EVENT

Effective August, 2007, European Focus was closed to new investors as described in the Prospectus supplement dated May 11, 2007. This step was taken to facilitate management of the Fund's portfolio. Effective February 11, 2008, European Focus was reopened to new investors as described in the Prospectus supplement dated February 6, 2008.

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                                     (UNAUDITED)


PROXY VOTING POLICIES

The Funds have filed with the Securities and Exchange Commission their proxy voting records for the 12-month period ending June 30, 2007 on Form N-PX, which must be filed each year by August 31. Form N-PX is available on the Securities and Exchange Commission's website at http://www.sec.gov. The Funds' proxy voting records and proxy voting policies and procedures are also available without charge, upon request, by calling 866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

QUARTERLY PORTFOLIO OF INVESTMENTS

A Portfolio of Investments is filed as of the end of the first and third quarter of each fiscal year on Form N-Q. The Funds have filed with the Securities and Exchange Commission the Form N-Q and it is available on the Securities and Exchange Commission's website at http://www.sec.gov. Additionally, the Portfolio of Investments may be reviewed and copied at the Commission's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1.800.SEC.0330. The quarterly Portfolio of Investments are also available without charge, upon request, by calling
866.443.6337 or by visiting the Funds' website at http://www.hendersonglobalfunds.com.

FEDERAL TAX INFORMATION

Certain tax information for the Funds is required to be provided to shareholders based on the Funds' income and distributions for the taxable year ended July 31, 2007. The amounts shown may differ from those elsewhere in this report due to differences between tax and financial reporting requirements. In January 2008, shareholders received Form 1099-DIV which included their share of foreign tax credit, qualified dividends and capital gains distributed during the calendar year 2007. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

SHAREHOLDER EXPENSE

As a shareholder of the Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemption fees and (2) ongoing costs, including management fees, distribution (12b-1) fees, shareholder services fees and other Fund expenses. The example in Table 1 and Table 2 is intended to help you understand your ongoing costs of investing in the Funds and to compare these costs with ongoing costs of investing in other mutual funds. It is based on an investment of $1,000 invested at the beginning of the period and held for the entire six-month period ended January 31, 2008.

ACTUAL EXPENSES

Table 1 provides information about actual account values and actual expenses. You may use the information in this line, together with the amount invested, to estimate the expenses that you incurred over the period. Simply divide your account value at the end of the period by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled "Expenses Paid During Period" to estimate the expenses attributable to your investment during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

Table 2 provides information about hypothetical account values and hypothetical expenses based on the Funds' actual expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds' actual return. Thus you should not use the hypothetical account values and expenses to estimate your actual ending account balance or the expense attributable to your investment during the period. Rather, these figures are provided to enable you to compare the ongoing costs of investing in the Funds and other funds. To do so, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Expenses paid during the period include amounts reflected in the Funds' Statement of Operations net of reimbursements by the investment advisor. The annualized expense ratios used in the example are as follows:

                    CLASS A    CLASS B   CLASS C  CLASS R
---------------------------------------------------------

European
 Focus                 1.44%     2.19%     2.19%     N/A
---------------------------------------------------------

Global Equity
 Income                1.40       N/A      2.15      N/A
---------------------------------------------------------

Global
 Opportunities         1.95       N/A      2.70      N/A
---------------------------------------------------------

Global
 Technology            1.57      2.32      2.32      N/A
---------------------------------------------------------

International
 Opportunities         1.47      2.22      2.22    1.72%
---------------------------------------------------------

Japan-Asia
 Focus                 1.71       N/A      2.46      N/A
---------------------------------------------------------

US Focus               1.40      2.15      2.15      N/A
---------------------------------------------------------

Worldwide
 Income                1.30      2.05      2.05      N/A
=========================================================

HENDERSON GLOBAL FUNDS
                                                               OTHER INFORMATION
                                                                     (UNAUDITED)

Please note that the expenses do not reflect shareowner transaction costs such as front end sales charges and redemption fees. These fees are described for each Fund and share class in the Performance summary of this report on pages 3,5,7,9,11,13,15 and 17. Table 2 is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

TABLE 1

                     BEGINNING        ENDING
                       ACCOUNT       ACCOUNT       EXPENSES
                         VALUE         VALUE           PAID
                     AUGUST 1,   JANUARY 31,         DURING
ACTUAL                    2007          2008     THE PERIOD*
------------------------------------------------------------

European Focus
Class A              $1,000.00       $933.70          $7.00
Class B               1,000.00        930.20          10.63
Class C               1,000.00        930.20          10.63
------------------------------------------------------------

Global Equity Income
Class A               1,000.00        982.69           6.98
Class C               1,000.00        979.24          10.70
------------------------------------------------------------

Global Opportunities
Class A               1,000.00        954.90           9.58
Class C               1,000.00        951.40          13.24
------------------------------------------------------------

Global Technology
Class A               1,000.00        925.20           7.60
Class B               1,000.00        922.05          11.21
Class C               1,000.00        921.85          11.21
------------------------------------------------------------

International Opportunities
Class A               1,000.00        937.10           7.16
Class B               1,000.00        933.20          10.79
Class C               1,000.00        933.60          10.79
Class R               1,000.00        935.60           8.37
------------------------------------------------------------

Japan-Asia Focus
Class A               1,000.00        843.83           7.93
Class C               1,000.00        839.21          11.37
------------------------------------------------------------

US Focus
Class A               1,000.00        929.89           6.79
Class B               1,000.00        926.43          10.41
Class C               1,000.00        926.43          10.41
------------------------------------------------------------

Worldwide Income
Class A               1,000.00        989.34           6.50
Class B               1,000.00        986.54          10.24
Class C               1,000.00        986.56          10.24
============================================================

TABLE 2

                     BEGINNING        ENDING
HYPOTHETICAL           ACCOUNT       ACCOUNT       EXPENSES
(ASSUMING A              VALUE         VALUE           PAID
5% RETURN            AUGUST 1,   JANUARY 31,         DURING
BEFORE EXPENSES)          2007          2008     THE PERIOD*
------------------------------------------------------------

European Focus
Class A              $1,000.00     $1,017.76          $7.30
Class B               1,000.00      1,013.99          11.09
Class C               1,000.00      1,013.99          11.09
------------------------------------------------------------

Global Equity Income
Class A               1,000.00      1,017.96           7.10
Class C               1,000.00      1,014.19          10.89
------------------------------------------------------------

Global Opportunities
Class A               1,000.00      1,015.20           9.88
Class C               1,000.00      1,011.43          13.65
------------------------------------------------------------

Global Technology
Class A               1,000.00      1,017.11           7.96
Class B               1,000.00      1,013.34          11.74
Class C               1,000.00      1,013.34          11.74
------------------------------------------------------------

International Opportunities
Class A               1,000.00      1,017.61           7.46
Class B               1,000.00      1,013.84          11.24
Class C               1,000.00      1,013.84          11.24
Class R               1,000.00      1,016.35           8.72
------------------------------------------------------------

Japan-Asia Focus
Class A               1,000.00      1,016.40           8.67
Class C               1,000.00      1,012.63          12.45
------------------------------------------------------------

US Focus
Class A               1,000.00      1,017.96           7.10
Class B               1,000.00      1,014.19          10.89
Class C               1,000.00      1,014.19          10.89
------------------------------------------------------------

Worldwide Income
Class A               1,000.00      1,018.46           6.60
Class B               1,000.00      1,014.69          10.38
Class C               1,000.00      1,014.69          10.38
============================================================

* Expenses are equal to the Funds' Class A, Class B, Class C and Class R shares annualized net expense ratio multiplied by the average account value over the period multiplied by 184 days in the period and divided by 366 (to reflect the one-half year period).

HENDERSON GLOBAL FUNDS
                                                                                                               TRUSTEES AND OFFICERS
                                                                                                                         (UNAUDITED)
------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S)     TERM OF                                                        OTHER
   NAME, ADDRESS AND       WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
   AGE1                    THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
   INDEPENDENT TRUSTEES
------------------------------------------------------------------------------------------------------------------------------------
   C . Gary Gerst, 68      Chairman        Since 2001      President, KCI Inc. (private s-corporation     Director, Florida Office
                           and Trustee                     investing in non-public investments.)          Property Company Inc.
                                                                                                          (real estate
                                                                                                          investment fund).

   Roland C. Baker, 68     Trustee         Since 2001      Consultant to financial services industry.     Director, Quanta
                                                                                                          Capital Holdings, Inc.
                                                                                                          (provider of property
                                                                                                          and casualty reinsur-
                                                                                                          ance); Director, North
                                                                                                          American Company for
                                                                                                          Life and Health
                                                                                                          Insurance (a provider
                                                                                                          of life insurance,
                                                                                                          health insurance and
                                                                                                          annuities); Trustee,
                                                                                                          Scottish Widows
                                                                                                          Investment Partnership
                                                                                                          Trust.

   Faris F. Chesley, 68    Trustee         Since 2002      Chairman, Chesley, Taft & Associates, LLC,     None
                                                           since 2001; Vice Chairman, ABN-AMRO, Inc.
                                                           (a financial services company), 1998-2001.

   INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

  Charles H.               Trustee         Since 2001      Managing Director, Henderson Global            None
  Wurtzebach4, 58                                          Investors (North America) Inc. ("HGINA").

  Sean M. Dranfield4, 41   Trustee and     Since 2001      Director, North American Retail Distribution,  None
                           President                       HGINA; Executive Director, North American
                                                           Business Development, Henderson
                                                           Investment Management Limited.

  Kenneth A. Kalina, 47    Chief           Since 2005      Chief Compliance Officer, HGINA, 2005; Chief   N/A
                           Compliance                      Compliance Officer, Columbia Wanger Asset
                           Officer                         Management, L.P., 2004-2005; Compliance
                                                           Officer, Treasurer and Chief Financial Officer
                                                           Columbia Wanger Asset Management, L.P.,
                                                           2000-2005; Assistant Treasurer, Columbia
                                                           Acorn Trust and Wanger Advisors Trust,
                                                           1995-2005.

  Alanna N. Palmer, 32     Vice President  Since 2002      Director, Retail Marketing and Product         N/A
                                                           Management, HGINA, since 2006 and
                                                           Associate Director, Head of Marketing and
                                                           Products Management, HGINA, 2003-2006;
                                                           and Product Manager 2001-2003.

  Scott E. Volk, 36        Vice President  Since 2001      Director, Retail Finance and Operations,       N/A
                                                           HGINA.

  Karen Buiter, 42         Treasurer       Since 2004      Operations Manager, HGINA, since 2004;         N/A
                                                           Assistant Controller, Code Hennessey &
                                                           Simmons, 2002-2004.
------------------------------------------------------------------------------------------------------------------------------------


                                       78

HENDERSON GLOBAL FUNDS
                                                                                                               TRUSTEES AND OFFICERS
                                                                                                                         (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
                           POSITION(S)     TERM OF                                                        OTHER
  NAME, ADDRESS AND        WITH            OFFICE AND      PRINCIPAL OCCUPATIONS                          DIRECTORSHIPS
  AGE1                     THE TRUST2      TIME SERVED3    DURING PAST FIVE YEARS                         HELD
------------------------------------------------------------------------------------------------------------------------------------
  INTERESTED TRUSTEES AND OFFICERS OF THE TRUST
------------------------------------------------------------------------------------------------------------------------------------

  Christopher K.           Secretary       Since 2004      Legal Counsel, HGINA, since 2004; Attorney,    N/A
  Yarbrough, 32                                            Bell, Boyd & Lloyd LLC, 2000-2004.

  Richard J. Mitchell, 44  Assistant       Since 2007      Assistant Treasurer, HGINA, since 2007;        N/A
                           Treasurer                       Assistant Treasurer, Bank of New York,
                                                           2006-2007; Supervisor, The BISYS Group;
                                                           2002-2006.
1.   Each person's address is 737 North Michigan Avenue, Suite 1700, Chicago, IL
     60611. Age is as of January 31, 2008.

2.   Currently, all Trustees oversee all ten series of the Trust.

3. A Trustee may serve until his death, resignation or removal. The officers of the Trust are elected annually by the Board.

4. These Trustees are interested persons of the Trust because of their employment relationship with Henderson Global Investors (North America)
     Inc., the investment adviser to the Funds.

   THE STATEMENT OF ADDITIONAL INFORMATION FOR HENDERSON GLOBAL FUNDS INCLUDES
   ADDITIONAL INFORMATION ABOUT THE TRUSTEES AND IS AVAILABLE WITHOUT CHARGE BY
   CALLING 1.866.4HENDERSON (1.866.443.6337).
------------------------------------------------------------------------------------------------------------------------------------


                       This page deliberately left blank.

                       This page deliberately left blank.

HENDERSON GLOBAL FUNDS

TRUSTEES
C. Gary Gerst, Chairman
Roland C. Baker
Faris F. Chesley
Sean Dranfield
Charles H. Wurtzebach

OFFICERS
Sean Dranfield, President
Alanna N. Palmer, Vice President
Scott E. Volk, Vice President
Karen Buiter, Treasurer
Christopher K. Yarbrough, Secretary
Kenneth A. Kalina, Chief Compliance Officer
Richard J. Mitchell, Assistant Treasurer

INVESTMENT ADVISER
Henderson Global Investors (North America) Inc.
737 North Michigan Avenue, Suite 1700
Chicago, IL 60611

TRANSFER AGENT
State Street Bank & Trust Company
State Street Financial Center
One Lincoln Street
Boston, MA 02111

FOR MORE INFORMATION
Please call 1.866.4HENDERSON
           (1.866.443.6337)
or visit our website:
           www.hendersonglobalinvestors.com


The views expressed in this report and information about the Funds' portfolio holdings are for the period covered by this report and are subject to change hereafter. This report is submitted for the general information of the shareholders of the Funds. It is not authorized for distribution to prospective investors unless preceded or accompanied by an effective prospectus, which includes information regarding the Funds' risks, objectives, fees and expenses, experience of its management, and other information. Henderson Global Investors is the name under which various subsidiaries of Henderson Group plc, a UK limited company, provide investment products and services.

                                 PRIVACY NOTICE

                             HENDERSON GLOBAL FUNDS

    This notice describes the privacy practices followed by Henderson Global Funds.

    Your privacy is our top priority. Our policy is to respect the privacy of current and former shareholders and to protect personal information entrusted to us. We do not share any nonpublic personal information of shareholders or former shareholders with any nonaffiliated third parties, except as permitted by law or as authorized by our shareholders.

    In the course of providing products and services to you, we collect nonpublic personal information about you from various sources such as account applications or agreements, other account forms, transactions in your account, and from information captured on our website, including any information captured through our use of "cookies." Such information may include your name, address, account or tax identification number, the types and amounts of investments, and bank account information. More detailed information about our Internet policy is available on our website, www.hendersonglobalinvestors.com.

    In the normal course of serving shareholders, we may share information we collect with entities that help us process information or service your request, such as transfer agents, custodians, broker-dealers and marketing service firms, as well as with other financial institutions with whom we have joint marketing agreements. We may share information in connection with servicing accounts or to inform shareholders of products and services that we believe may be of interest to them. The organizations that receive shareholder information will use that information only for the services required and as allowed by applicable law or regulation, and are not permitted to share or use this information for any other purpose. We will disclose your personal information to government agencies, law enforcement officials, and others in the limited circumstances where we believe, in good faith, that such disclosure is required or permitted by law. For example, we will disclose your personal information in order to comply with a court order, to cooperate with government or industry regulators, or law enforcement authorities.

    Access to customers' nonpublic personal information is restricted to employees who need to access that information. To guard shareholder's nonpublic personal information, we use industry standard physical, electronic, and procedural safeguards. A shareholder's right to privacy extends to all forms of contact with us, including telephone, written correspondence, and electronic media, such as the Internet.

    For questions concerning this policy, please contact us by writing to:
Alanna Palmer, Henderson Global Investors (North America) Inc., 737 North Michigan Avenue, Suite 1700, Chicago, Illinois 60611.

Henderson Global Funds
737 N. Michigan Avenue, Suite 1700
Chicago, IL 60611
1.866.4HENDERSON (1.866.443.6337)
www.hendersonglobalinvestors.com

Foreside Fund Services, LLC, Distributor (March, 2008)

ITEM 2. CODE OF ETHICS.

Not required.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not required.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not required.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as a part of the report to shareholders filed under Item 1 of this Form N-CSR.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant's board of trustees, where those changes were implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a) The registrant's principal executive officer and principal financial officer have evaluated the registrant's disclosure controls and procedures within 90 days of this filing and have concluded that the registrant's disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized and reported timely.

(b) There were no changes in the registrant's internal controls over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act of 1940) that occurred during the registrant's second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal controls over financial reporting.

ITEM 12.  EXHIBITS.

(a)(1) Not applicable.

(a)(2) The certifications required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are attached hereto.

(a)(3) Not applicable.

(b) The certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)) and Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

HENDERSON GLOBAL FUNDS

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 27, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:      /s/ Sean Dranfield
         ------------------
         Sean Dranfield
         President (principal executive officer) of Henderson Global Funds

Date:    March 27, 2008

By:      /s/ Karen Buiter
         ------------------
         Karen Buiter
         Treasurer (principal financial officer) of Henderson Global Funds

Date:    March 27, 2008